Item 11(e).
Financial Statements meeting the requirements of S-X

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Financial Statements and Supplemental Schedules
December 31, 2017 and 2016
(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm
To the Stockholder and Board of Directors
Allianz Life Insurance Company of New York:
Opinion on the Financial Statements
We have audited the accompanying balance sheets of Allianz Life Insurance Company of New York (the “Company”) as of December 31, 2017 and 2016, the related statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2017, and the related notes and financial statement schedules I, III, and IV (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the years in the three‑year period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP
We have served as the Company’s auditor since 1980.
Minneapolis, Minnesota
March 29, 2018

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Balance Sheets (continued)
December 31, 2017 and 2016
(In thousands, except share data)

Assets	2017	2016
Investments:
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of $966,168 and $734,957, respectively)	$991,223	751,531
Short-term securities	32,454	—
Policy loans	400	338
Derivatives assets	51,362	32,993
Equity securities, trading, at fair value (cost of $8,533 and $7,464, respectively)	8,826	7,539
Total investments	1,084,265	792,401
Cash and cash equivalents	37,849	74,980
Accrued investment income	9,826	14,926
Receivables (net of allowance for uncollectible accounts of $43 and $43, respectively)	8,303	14,666
Reinsurance and investment contract recoverables	4,305	4,097
Deferred acquisition costs	120,661	129,868
Net deferred tax asset	18,191	29,554
Other assets	18,732	21,600
Assets, exclusive of separate account assets	1,302,132	1,082,092
Separate account assets	2,300,462	2,255,576
Total assets	$3,602,594	3,337,668
Liabilities and Stockholder’s Equity
Policyholder liabilities:
Account balances and future policy benefit reserves (includes $468,987 and $222,139 measured at fair value under the fair value option at December 31, 2017 and 2016, respectively)	$1,093,780	879,251
Policy and contract claims	5,662	4,771
Unearned premiums	1,617	1,652
Other policyholder funds	1,612	94
Total policyholder liabilities	1,102,671	885,768
Derivative liabilities	21,105	15,416
Other liabilities	11,394	16,783
Liabilities, exclusive of separate account liabilities	1,135,170	917,967
Separate account liabilities	2,300,462	2,255,576
Total liabilities	3,435,632	3,173,543
Stockholder’s equity:
Common stock, $10 par value. Authorized, issued and outstanding 200,000 shares, at December 31, 2017 and 2016, respectively	2,000	2,000
Additional paid-in capital	72,500	72,500
Retained earnings	79,455	82,428
Accumulated other comprehensive income, net of tax	13,007	7,197
Total stockholder’s equity	166,962	164,125
Total liabilities and stockholder’s equity	$3,602,594	3,337,668

See accompanying Notes to the Financial Statements

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
Years ended December 31, 2017, 2016, and 2015
(In thousands)

	2017	2016	2015
Revenue:
Premiums and policy fees, net	$76,675	71,907	68,870
Interest and similar income, net	31,282	29,558	27,387
Change in fair value of assets and liabilities	(45,430)	(41,554)	11,373
Realized investment (losses) gains, net	(323)	(205)	583
Fee, commission, and other revenue	7,071	7,051	7,221
Total revenue	69,275	66,757	115,434
Benefits and expenses:
Policyholder benefits, net of recoveries	7,645	5,143	10,345
Change in fair value of annuity and life embedded derivatives	(21,109)	(13,191)	60,876
Net interest credited to account values	21,225	13,660	16,290
Net benefits and expenses	7,761	5,612	87,511
Commissions and other agent compensation	23,163	22,023	23,976
General and administrative expenses	18,224	17,925	17,816
Change in deferred acquisition costs, net	8,986	4,814	(8,165)
Total benefits and expenses	58,134	50,374	121,138
Income (loss) from operations before income taxes	11,141	16,383	(5,704)
Income tax expense (benefit)	14,114	2,943	(4,441)
Net (loss) income	$(2,973)	13,440	(1,263)

Supplemental disclosures:
Realized investment (losses) gains, net:
Total credit-related other-than-temporary impairment losses on securities	$(257)	(387)	(184)
Other net realized (losses) gains	(66)	182	767
Realized investment (losses) gains, net	$(323)	(205)	583

See accompanying Notes to the Financial Statements

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Comprehensive Income (Loss)
Years ended December 31, 2017, 2016, and 2015
(In thousands)

	2017	2016	2015
Net (loss) income	$(2,973)	13,440	(1,263)
Net unrealized gain (loss) on investments, net of shadow adjustments and deferred taxes	5,810	2,197	(11,656)
Total comprehensive income (loss)	$2,837	15,637	(12,919)

See accompanying Notes to the Financial Statements

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Stockholder's Equity
Years ended December 31, 2017, 2016, and 2015
(In thousands)

	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive income	Total stockholder's equity
2015:
Balance, beginning of year	$2,000	72,500	70,251	16,656	161,407
Comprehensive loss:
Net loss	—	—	(1,263)	—	(1,263)
Net unrealized loss on investments, net of shadow adjustments and deferred taxes	—	—	—	(11,656)	(11,656)
Total comprehensive loss					(12,919)
Balance, end of year	$2,000	72,500	68,988	5,000	148,488
2016:
Balance, beginning of year	$2,000	72,500	68,988	5,000	148,488
Comprehensive income:
Net income	—	—	13,440	—	13,440
Net unrealized gain on investments, net of shadow adjustments and deferred taxes	—	—	—	2,197	2,197
Total comprehensive income					15,637
Balance, end of year	$2,000	72,500	82,428	7,197	164,125
2017:
Balance, beginning of year	$2,000	72,500	82,428	7,197	164,125
Comprehensive income:
Net loss	—	—	(2,973)	—	(2,973)
Net unrealized gain on investments, net of shadow adjustments and deferred taxes	—	—	—	5,810	5,810
Total comprehensive income					2,837
Balance, end of year	$2,000	72,500	79,455	13,007	166,962

See accompanying Notes to the Financial Statements

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Cash Flows
Years ended December 31, 2017, 2016, and 2015
(In thousands)

	2017	2016	2015
Cash flows provided by operating activities:
Net (loss) income	$(2,973)	13,440	(1,263)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Realized investment (losses) gains, net	372	115	(564)
Purchase of trading equity securities	(57,349)	(134,228)	(36,109)
Sale of trading equity securities	56,280	131,147	33,580
Change in annuity-related options, derivatives, and gross reserves	(9,510)	3,974	(12,437)
Deferred income tax expense (benefit)	8,895	2,922	(14,008)
Charges to policy account balances	(4,474)	(1,863)	(604)
Interest credited to policy account balances	54,837	25,624	17,342
Amortization and change in fair value	1,321	493	764
Change in:
Accrued investment income	5,100	(369)	(6,427)
Receivables and other assets	9,159	(686)	(5,751)
Reinsurance recoverable	(208)	(501)	(505)
Deferred acquisition costs	8,986	4,814	(8,165)
Future policy benefit reserves	(14,048)	(10,888)	70,637
Policy and contract claims	891	614	1,370
Unearned premiums	56	87	(9)
Other policyholder funds	1,518	(1,080)	(1,029)
Other assets and liabilities	(5,389)	(7,892)	16,239
Net cash provided by operating activities	53,464	25,723	53,061
Cash flows used in investing activities:
Purchase of available-for-sale fixed-maturity securities	(315,971)	(211,621)	(176,948)
Sale and other redemptions of available-for-sale fixed-maturity securities	61,548	112,237	113,930
Maturity of available-for-sale fixed-maturity securities	21,300	24,681	15,600
Purchase of derivative securities	(12,269)	(8,369)	(5,546)
Sale of derivative securities	10,874	(7,762)	5,205
Net change in short-term securities	(32,454)	—	13,728
Other, net	(62)	(61)	(22)
Net cash used in investing activities	(267,034)	(90,895)	(34,053)
Cash flows provided by (used in) financing activities:
Policyholders’ deposits to account balances	222,968	140,426	56,693
Policyholders’ withdrawals from account balances	(45,835)	(36,238)	(67,832)
Policyholders’ net transfers between account balances	(694)	892	1,031
Change in amounts drawn in excess of bank balances	—	(2,100)	633
Net cash provided by (used in) financing activities	176,439	102,980	(9,475)
Net change in cash and cash equivalents	(37,131)	37,808	9,533
Cash and cash equivalents at beginning of year	74,980	37,172	27,639
Cash and cash equivalents at end of year	$37,849	74,980	37,172

See accompanying Notes to the Financial Statements

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(1)	Organization
Allianz Life Insurance Company of New York (the Company) is a wholly-owned subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is a wholly-owned subsidiary of Allianz of America, Inc. (AZOA). AZOA is a wholly-owned subsidiary of Allianz Europe, B.V., which is a wholly-owned subsidiary of Allianz SE. Allianz SE is a European company registered in Munich, Germany, and is the Company's ultimate parent.
The Company is a life insurance company licensed to sell annuity, group and individual life, individual long-term care (LTC), and group accident and health policies in six states and the District of Columbia. Based on statutory net premium written, the Company's business is predominately annuity. The annuity business consists of variable-indexed and variable annuities. Accident and health business consists principally of LTC insurance. The Company has discontinued selling fixed annuity, life, and LTC products. The Company's primary distribution channel is through broker-dealers.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation
The Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP).

(b)	Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported amounts of assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2017 and 2016, and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Financial Statements. Such changes in estimates are recorded in the period they are determined.

(c)	Investment Products and Universal Life Business
Investment products consist primarily of fixed and variable annuity products. Premium receipts are reported as deposits to the contractholders’ accounts or an establishment of future policy benefit reserves. Premiums and policy fees, net in the Statements of Operations represent asset fees, cost of insurance charges, administrative fees, charges for guarantees on investment products, and surrender charges for investment products and universal life insurance, all of which is net of reinsurance. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Amounts assessed that represent compensation to the Company for services to be provided in future periods are not earned in the period assessed. Such amounts are reported as unearned revenue, which include unearned revenue reserves (URR), and are recognized in operations over the period benefited using the same assumptions and factors used to amortize capitalized acquisition costs. Unearned revenue is reported in Unearned premiums on the Balance Sheets. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Derivatives embedded in fixed-indexed, variable, and certain life products are recorded at fair value and changes in value are included in Change in fair value of annuity and life embedded derivatives in the Statements of Operations. Benefits consist of interest credited to contractholders’ accounts and claims incurred in excess of the contractholders’ account balance, net of reinsurance, and are included in Net interest credited to account values and Policyholder benefits, net of recoveries, respectively, within the Statements of Operations.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The Company offers a variable-indexed annuity product that combines a separate account option with a general account option that is similar to a fixed-indexed annuity. The Company has elected the fair value option to account for the entire insurance contract liability and the variable investment option assets in the separate account. The insurance contracts’ reserves are reported in Account balances and future policy benefit reserves and the variable investment option assets within the separate account are reported in Equity securities, trading on the Balance Sheets. Assets backing the general account are primarily reported in Fixed-maturity securities, available-for-sale on the Balance Sheets. Electing the fair value option for an insurance contract liability requires that the Company account for that liability as a financial instrument at fair value through profit and loss and also requires that acquisition costs be recognized immediately in expense. See note 6 for further details regarding the valuation methodology of the variable-indexed annuity product.

(d)	Life and Accident and Health Insurance
Premiums on traditional life products are recognized as revenue over the premium-paying periods of the contracts when due from contractholders. Premium revenue generally exceeds expected policy benefits in the early years of the contracts and a reserve liability is established for costs and benefits that are expected to be paid in the later years of the contracts.
Accident and health premiums are recognized as earned on a pro rata basis over the risk coverage periods. Benefits and expenses are recognized as incurred.

(e)	Investments
Fixed-Maturity Securities and Equity Securities
The Company has portfolios of fixed-maturity securities classified as “available-for-sale.” Accordingly, these securities are carried at fair value, and related unrealized gains and losses are credited or charged directly to accumulated other comprehensive income (AOCI) in stockholder’s equity, net of tax and related shadow adjustments. The adjustments to deferred acquisition costs (DAC) and deferred sale inducements (DSI) represent the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to reserves represents the increase or decrease in the reserve balance that would have been required as a charge or credit to operations had such unrealized amounts been realized.
The Company has a portfolio of equity securities classified as "trading". These securities are comprised of variable investment option assets within the separate account that relate directly to the variable-indexed annuity product. See note 2(c) for further detail regarding the presentation of this portfolio. These securities are carried at fair value, and related unrealized gains and losses are reflected in Change in fair value of assets and liabilities within the Statements of Operations. Dividends are accrued on the date they are declared.
The Company has portfolios of structured securities which include mortgage-backed securities and other asset-backed securities. Mortgage-backed securities are presented separately while other asset-backed securities are included within 'Corporate securities' within the the Notes to the Financial Statements. Structured securities are amortized using, among other assumptions, anticipated prepayments. Prepayment assumptions for structured securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. For all structured securities, when actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments retrospectively. Any resulting adjustment is included in Interest and similar income, net in the Statements of Operations.
The fair value of fixed-maturity securities and equity securities is obtained from third-party pricing sources whenever possible. Management completes its own independent price verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the Company's internal and external investment managers. The IPV process supports the reasonableness of price overrides and challenges by the internal and external investment managers and reviews pricing for appropriateness. Results of the IPV process are reviewed by the Company’s Pricing Committee.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The Company reviews the available-for-sale fixed-maturity investment portfolios to determine whether or not declines in fair value are other-than-temporary. In addition, the Company continually evaluates average amortized cost, fair value, credit quality, extent and duration of the decline, market analysis, current events, recent price declines, changes in risk-free interest rates, and likelihood of recovery in a reasonable period of time. Based on this evaluation, the Company determines whether fixed-income securities are considered other-than-temporarily impaired. When the fair value of a fixed-maturity security is less than its amortized cost, the Company assesses whether or not (i) it has the intent to sell the security or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. The Company evaluates these factors to determine whether the Company or any of its internal and external investment managers have the intent to sell a security or a group of securities. The Company performs a cash flow projection for several years into the future to determine whether cash needs would require the sale of any securities in an unrealized loss position. If either of these conditions are met, the Company must recognize an other-than-temporary impairment (OTTI) for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to recover a security’s amortized cost basis, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total impairment related to credit loss is considered an OTTI and is recognized in Realized investment (losses) gains, net in the Statements of Operations. The amount of the total impairment related to other factors is recognized in other comprehensive income (OCI), net of impacts to DAC, DSI, reserves, and deferred income taxes. For available-for-sale securities that have recognized an OTTI through earnings, if through subsequent evaluation there is a significant increase in the cash flow expected, the difference between the amortized cost basis and the discounted cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases not related to additional credit losses in the fair value of available-for-sale securities are included in the Statements of Comprehensive Income (Loss).
The Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security; (b) changes in the financial condition, credit rating, and near-term prospects of the issuer; (c) whether the issuer is current on contractually obligated interest and principal payments; (d) changes in the financial condition of the security’s underlying collateral, if any; and (e) the payment structure of the security. The Company uses a probability-weighted cash flow model for fixed-maturity securities to determine the credit loss amount. This measurement is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and significant judgments regarding the future performance of the security. The Company’s probability-weighted cash flow model involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, and current delinquency rates.
The Company provides a supplemental disclosure within the Statements of Operations that presents the total OTTI losses recognized in earnings during the period. The supplemental disclosure excludes subsequent increases and decrease in the fair value of these securities.
Impairments in the value of securities held by the Company considered to be other-than-temporary are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized in the Statements of Operations. The Company adjusts DAC and DSI for impairments on securities, as discussed in their respective sections of this note.
Short-Term Securities
Short-term securities are comprised of fixed-maturity securities with an original maturity of twelve months or less and greater than three months when purchased. Short-term securities are carried at amortized cost, which approximates fair value due to their short-term nature.
Policy Loans
Policy loans are supported by the underlying cash value of the policies. Policy loans are carried at unpaid principal balances plus accrued interest income on the Balance Sheets.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Variable Interest Entities
In the normal course of business, the Company enters into relationships with various entities that are deemed to be variable interest entities. A variable interest entity (VIE) is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses, and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. The Company consolidates a VIE if it is determined to be the primary beneficiary. Those entities which do not meet the requirements to be a VIE are voting interest entities (VOEs). The Company consolidates a VOE if it holds a voting interest that is greater than 50%.

(f)	Derivatives
The Company utilizes derivatives within certain actively managed investment portfolios. Within these portfolios, derivatives can be used for hedging, replication, and income generation only. The financial instruments are carried at fair value and the unrealized gains and losses are reflected in Change in fair value of assets and liabilities in the Statements of Operations.
Futures and Options Contracts
The Company provides benefits through certain life and annuity products which are linked to the fluctuation of various market indices, and certain variable annuity contracts that provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts and exchange-traded futures contracts tied to an underlying index with similar characteristics with the objective to economically hedge these benefits. Management monitors in-force amounts and option and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If actual persistency deviated, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.
The OTC option contracts are reported at fair value in Derivative assets and Derivative liabilities on the Balance Sheets. The fair value of the OTC options is derived internally and deemed by management to be reasonable via performing an IPV process. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. Changes in unrealized gains and losses on the OTC option contracts and incremental gains and losses from expiring contracts are recorded within Change in fair value of assets and liabilities in the Statements of Operations. Futures contracts do not require an initial cash outlay, and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded on the Balance Sheets. Gains and/or losses on futures contracts are included in Change in fair value of assets and liabilities in the Statements of Operations.
Interest Rate Swaps and Total Return Swaps
The Company utilizes interest rate swaps (IRS) and total return swaps (TRS) also to economically hedge market risks embedded in certain annuities. The IRS and TRS are reported at fair value in Derivative assets and Derivative liabilities on the Balance Sheets. The fair value of the IRS are derived using a third-party vendor software program and deemed by management to be reasonable. Centrally cleared IRS fair values are obtained from the exchange on which they were traded. The fair value of the TRS is based on counterparty pricing and deemed by management to be reasonable. The unrealized gains and losses as well as investment income and expenses on these derivatives are recorded in Change in fair value of assets and liabilities in the Statements of Operations.

(g)	Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, demand deposits, short-term government money market funds, overnight commercial paper, and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(h)	Receivables
Receivable balances (contractual amount less allowance for doubtful accounts) are based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Receivable balances are monitored and the allowance for doubtful accounts is maintained based on the nature of the receivables, and the Company’s assessment of the ability to collect. The allowance is estimated by aging the balances due from individual parties and generally setting up an allowance for any balances that are more than 90 days old.

(i)	Reinsurance
The Company cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts and are included in Premiums and policy fees, net, and Policyholder benefits, net of recoveries, respectively, in the Statements of Operations. Insurance liabilities are reported before the effects of reinsurance. Account balances and future policy benefit reserves and policy and contract claims covered under reinsurance contracts are recorded in Reinsurance and investment contract recoverables on the Balance Sheets. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as Receivables on the Balance Sheets. Reinsurance and investment contract recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Amounts due to other insurers on assumed business are recorded as a reinsurance payable, and are included in Other liabilities on the Balance Sheets.
A gain recognized when the Company enters into a coinsurance agreement with a third-party reinsurer is deferred and recorded in Other liabilities on the Balance Sheets. Such gains are amortized into operations over the revenue-producing period or the claims run-off period of the related reinsured policies. These amortized gains are recorded in Fee, commission, and other revenue in the Statements of Operations.

(j)	Deferred Acquisition Costs
Acquisition costs consist of commissions and other incremental costs that are directly related to the successful acquisition of insurance contracts. Acquisition costs are deferred to the extent recoverable from future policy revenues and gross profits. However, acquisition costs associated with insurance contracts recorded under the fair value option are not deferred as guidance related to the fair value option requires that transaction costs are recorded immediately as an expense. For life and annuity products, with the exception of variable annuity contracts issued prior to 2010, acquisition costs are amortized in relation to the present value of expected future gross profits from investments and mortality, morbidity, and expense charges. For variable annuity contracts issued prior to 2010, acquisition costs are amortized in relation to the present value of estimated gross revenues from investments and mortality, morbidity, and expense charges.
Acquisition costs for accident and health insurance policies are amortized over the lives of the policies in the same manner as premiums are earned. For traditional life and group life products, such costs are amortized over the projected earnings pattern of the related policies using the same actuarial assumptions used in computing future policy benefit reserves.
DAC are reviewed for recoverability and loss recognition, at least annually, and adjusted when necessary. The evaluation is a two-step process where current policy year issues are evaluated for recoverability, and then in-force policies are evaluated for loss recognition. Before assessing recoverability and loss recognition, DAC are capped, if necessary, such that the balance cannot exceed the original capitalized costs plus interest.
Changes in assumptions can have an impact on the amount of DAC reported for annuity and life insurance products and their related amortization patterns. In the event experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense, which is referred to as DAC unlocking. In general, increases in the estimated investment spreads and fees result in increased expected future profitability and may decrease the rate of DAC amortization, while increases in costs of product guarantees, and lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The Company formally evaluates the appropriateness of the best-estimate assumptions on an annual basis. If the economic environment or policyholder behavior changes quickly and substantially, assumptions will be reviewed more frequently to affirm best estimates. Any resulting DAC unlocking is reflected prospectively in Change in deferred acquisition costs, net in the Statements of Operations.
Adjustments to DAC are made to reflect the corresponding impact on the present value of expected future gross profits and revenues from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DAC). These adjustments are included in AOCI and are explained further in the Investments section of this note.
Adjustments may also be made to DAC that correspond to deferred annuities and universal life products for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities and realized gains and losses. Management action may result in assumption changes in the DAC models, such as adjustments to future estimated gross profits (EGP) and estimated gross revenues used, as well as in-force management action such as crediting rate changes or index rate cap adjustments. See further discussion of DAC unlocking in note 9.
The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights, or coverages that occurs by the exchange of an in-force insurance contract for a new insurance contract, or by amendment, endorsement, or rider to a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

(k)	Deferred Sales Inducements
Sales inducements are product features that enhance the investment yield to the contractholder on the contract. The Company offers an immediate bonus on certain annuity contracts which increases the account value at inception. These annuity sales inducements are deferred when credited to contractholders. DSI are reported in Other assets on the Balance Sheets. They are amortized over the expected life of the contract in a manner similar to DAC and are reviewed annually for recoverability. DSI amortization is recorded in Policyholder benefits, net of recoveries within the Statements of Operations.
Adjustments to DSI are made to reflect the estimated corresponding impact on the present value of expected future gross profits and revenues from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DSI). These adjustments are included in AOCI and are explained further in the Investments section of this note.
Adjustments may also be made to DSI for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities, and realized gains and losses. Management action may result in assumption changes in the DSI models, such as adjustments to future EGP used, as well as policyholder changes, such as credited rate changes.

(l)	Income Taxes
The Company and the Company's parent, Allianz Life, file a consolidated federal income tax return with AZOA and many of its wholly-owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code (IRC) and its related regulations and reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company generally will be paid for the tax benefit on its losses and any other tax attributes to the extent it could have obtained a benefit against the Company's post-1990 separate return tax liability.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the Balance Sheets. Any such change could significantly affect the amounts reported within the Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service or the tax courts.
The Company utilizes the asset and liability method of accounting for income tax. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized within operations in the period that includes the enactment date. Subsequent changes in deferred tax assets and liabilities are recognized in operations or OCI, depending on the nature of the underlying temporary difference. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized or that the related temporary differences will not reverse over time. See note 11 for further details.

(m)	Separate Account and Annuity Product Guarantees
The Company issues variable annuity contracts through its separate account for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable-indexed annuity contracts to its customers. These products have investment options similar to fixed-indexed annuities, but allow contractholders to invest in a variety of variable separate account investment options. The Company recognizes gains or losses on transfers from the general account to the separate account at fair value to the extent of contractholder interests in the separate account, which are offset by changes in contractholder liabilities. The Company issues variable annuity and previously issued life contracts through its separate account where the Company provides certain contractual guarantees to the contractholder. These guarantees are in the form of a guaranteed minimum death benefit (GMDB), a guaranteed minimum income benefit (GMIB), a guaranteed minimum accumulation benefit (GMAB), and a guaranteed minimum withdrawal benefit (GMWB). The investments backing the guarantees are held in the general account. These guarantees provide for benefits that are payable to the contractholder in the event of death, annuitization, exercise of the living withdrawal benefit, or at specified dates during the accumulation period.
Separate account assets supporting variable annuity contracts represent funds for which investment income and investment gains and losses accrue directly to contractholders. Each fund has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets and liabilities are reported as summary totals on the Balance Sheets.Amounts charged to the contractholders for mortality and contract maintenance are included in Premiums and policy fees, net in the Statements of Operations. Administrative and other services are included in Fee, commission, and other revenue in the Statements of Operations. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Changes in GMDB and GMIB are calculated in accordance with the Financial Services – Insurance Topic of the Accounting Standards Codification (Codification) and are included in Policyholder benefits, net of recoveries in the Statements of Operations. GMAB and GMWB are considered to be embedded derivatives under the Derivatives and Hedging Topic of the Codification, and the changes in these embedded derivatives are included in Change in fair value of annuity and life embedded derivatives in the Statements of Operations.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The GMDB net amount at risk is defined as the guaranteed amount that would be paid upon death, less the current accumulated contractholder account value. The GMIB net amount at risk is defined as the current amount that would be needed to fund expected future guaranteed payments less the current contractholder account value, assuming that all benefit selections occur as of the valuation date. The GMAB net amount at risk is defined as the current guaranteed value amount that would be added to the contracts less the current contractholder account value. The GMWB net amount at risk is defined as the current accumulated benefit base amount less the current contractholder account value.
The GMDB provides a specified minimum return upon death. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract. The Company’s GMDB options have the following features:

•	Return of Premium – Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments.

•	Reset – Provides the greater of a return of premium death benefit or the most recent five-year anniversary account value (prior to age 81), adjusted for withdrawals.

•
Ratchet – Provides the greater of a return of premium death benefit or the highest specified anniversary account value (prior to age 81), adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference based on the definition of anniversary: quarterly – evaluated quarterly, annual – evaluated annually, and six-year – evaluated every sixth year.

The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMIB features are:

•	Return of Premium – Provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments.

•
Rollup – Provides an annuitization value equal to the greater of account value or premiums adjusted for withdrawals accumulated with a compound interest rate, which is subject to a cap for certain interest rates and products.

The GMDB and GMIB liabilities are determined each period by estimating the expected future claims in excess of the associated account balances. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to Policyholder benefits, net of recoveries in the Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.
The GMAB is a living benefit that provides the contractholder with a guaranteed value that was established at least five years prior at each contract anniversary. This benefit is first available at the fifth contract anniversary, seventh contract anniversary, or tenth contract anniversary depending on the type of contract. Depending on the contractholder’s selection at issue, this value may be either a return of premium or may reflect market gains, adjusted at least proportionately for withdrawals. The contractholder also has the option to reset this benefit.
The GMWB is a living benefit that provides the contractholder with a guaranteed amount of income in the form of partial withdrawals. The benefit is payable provided the covered person is between the specified ages in the contract. The benefit is a fixed rate (depending on the age of the covered person) multiplied by the benefit base in the first year the benefit is taken and contract value in following years. The benefit does not decrease if the contract value decreases due to market losses. The benefit can decrease if the contract value is reduced by withdrawals. The benefit base used to calculate the initial benefit is the maximum of the contract value, the quarterly anniversary value, or the guaranteed annual increase of purchase payments (either simple or compound interest, depending on the contract). Additionally, there is a GMWB living benefit where the benefit is an initial payment percentage established at issue, based on issue age. For each year there is a year-over-year contract value increase, the payment percentage will increase by 1.0% (up to age 91). This payment percentage is applied against total purchase payments instead of a benefit base value.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The GMAB and GMWB liabilities are determined each period as the difference between the present value of the expected future claims and the expected future profits. One result of this calculation is that these liabilities can be negative (contra liability). If the sum of the total embedded derivative balance is negative, the Company will reclassify the balance as an asset on the Balance Sheets. This methodology will also be applied to the fixed-indexed benefit. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to Change in fair value of annuity and life embedded derivatives in the Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.
GMAB cash flows are discounted using a rate equal to current month’s London Interbank Offered Rate (LIBOR) plus a Company specific spread. The expected life-contingent GMWB payments are discounted using a blend of short and long term rates to the date the account value is expected to be exhausted. These obligations and all cash flows are then discounted to the current date using LIBOR plus a Company specific spread.
The Company has in-force fixed-indexed annuities with a GMWB as an optional rider. The GMWB has a roll-up feature. The net amount at risk is partially limited, because the contractholder account value has an annual credit that is floored at zero. Since the account value cannot decrease, in contrast to a variable annuity, the difference between the withdrawal value and the account value will not diverge to the degree that is possible in a variable annuity.

(n)	Account Balances and Future Policy Benefit Reserves
The Company establishes liabilities for amounts payable to policyholders associated with annuity, life insurance, and LTC policies sold. Policy and contract account balances for universal life products are carried at accumulated contract values. For fixed-indexed annuity products, the policyholder obligation is divided into two parts – one part representing the value of the underlying base contract (host contract); and the second part representing the fair value of the expected index benefit over the life of the contract. The host contract is accounted for as an interest-bearing debt instrument. The index benefit is valued at fair value using current capital market assumptions, such as market index and volatility, to estimate future index levels. The index benefit valuation is also dependent upon assumptions of future policyholder behavior. The Company must include provisions for the Company’s own credit risk and for risk that the Company’s assumptions about policyholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities.
Certain two-tier fixed annuity products provide additional benefits payable upon annuitization for period-certain and life-contingent payout options. An additional annuitization reserve is accrued using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC.
Contract account balances for variable annuity products are carried at accumulated contract values. Future policy benefit reserves for any death and income benefits that may exceed the accumulated contract values are established using a range of economic scenarios and are accrued for using assumptions consistent with those used in estimating gross profits or gross revenues for purposes of amortizing DAC. Future policy benefit reserves for accumulation and withdrawal benefits that may exceed account values are established using capital market assumptions, such as market index and volatility, along with estimates of future contractholder behavior.
Contract account balances for variable-indexed annuity products are measured at fair value, floored at the current contract value. The fair value measurement uses current capital market assumptions, such as market index and volatility, to estimate future index levels. The contract valuation is also dependent upon estimates of future contractholder behavior. The Company must include provisions for the Company’s own credit risk and for risk that the Company’s assumptions about contractholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities. However, if the accumulated contract account value exceeds the calculated fair value, the Company records the contract account balances at their current contract value.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Future policy benefit reserves on traditional life products are computed by the net level premium method based upon estimated future investment yield, mortality, and withdrawal assumptions, commensurate with the Company’s experience, modified as necessary to reflect anticipated trends, including possible unfavorable deviations. Most life reserve interest assumptions range from 2.3% to 6.0%.
Future policy benefit reserves on LTC products are computed using a net level reserve method. Reserves are determined as the excess of the present value of future benefits over the present value of future net premiums and are based on best estimate assumptions at the time of issue for morbidity, mortality, lapse, and interest with provisions for adverse deviation. Most LTC reserve interest assumptions range from 5.0% to 6.0%.
An additional LTC reserve has been established to provide for future expected losses that are anticipated to occur after a period of profits. The reserve accrual will be over the profit period and is based on best estimate assumptions as of the current accrual period without provisions for adverse deviation.

(o)	Policy and Contract Claims
Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or LTC benefits include interest and mortality discounting.

(p)	Prescribed and Permitted Statutory Accounting Practices
The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis permitted or prescribed by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company does not have any permitted or prescribed practices in effect that had an impact on net income or statutory surplus as of December 31, 2017.

(q)	Recently Issued Accounting Pronouncements – Adopted
In October 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-17, Consolidation: Interests Held through Related-Parties that are under Common Control, to require a reporting entity to include all of its direct variable interests in a VIE, and on a proportionate basis, its indirect variable interests in a VIE held through related parties, including related parties that are under common control with the reporting entity, when determining whether the reporting entity is the primary beneficiary of the VIE, and therefore required to consolidate the VIE. The amendments in this update are effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. The amendments in this update do not have an impact on the Financial Statements.
In March 2016, the FASB issued ASU 2016-06, Contingent Put and Call Options in Debt Instruments, to provide clarifying guidance regarding the assessment of whether contingent call or put options on debt instruments are clearly related to their debt hosts. The amendments in this update eliminate diversity in practice in assessing embedded contingent call and put options in debt instruments by requiring an entity to make the assessment solely with the four-step decision process. The amendments in this update are effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. The amendments in this update do not have an impact on the Financial Statements.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(r)	Recently Issued Accounting Pronouncements – To Be Adopted
The FASB issued the following updates as part of their comprehensive new revenue recognition standard:

•
ASU 2014-09, Revenue from Contracts with Customers. This update defines the new standard for recognizing revenue from contracts when goods and services are transferred to a customer in exchange for payment. The model requires 1) identifying contracts with a customer; 2) identifying separate performance obligations; 3) determining the transaction price; 4) allocating the transaction price to the separate performance obligations; and 5) recognizing revenue when (or as) the entity satisfies a performance obligation. The revenue recognition standard does not apply to financial instruments or to insurance contracts. However, the standard will require significantly more disclosures about items that are recorded under the new revenue recognition model. The amendments in this update are effective for fiscal years beginning after December 15, 2017.

•
ASU 2016-08, Revenue Recognition - Principal versus Agent (reporting revenue gross versus net). This update adds clarifications to the principal versus agent guidance contained within ASU 2014-09 and provides guidance to aid in the assessment of control. Under the new guidance, an entity that controls the specified good or services before it is transferred to a customer is considered a principal and will recognize revenue on a gross basis. The amendments in this update are effective concurrently with ASU 2014-09.

•
ASU 2016-12, Revenue Recognition - Narrow-scope Improvements and Practical Expedients. This update provides clarifying guidance impacting several areas of the new standard, including noncash consideration and assessing collectibility. The amendments in this update are effective concurrently with ASU 2014-09.

•
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers. This update makes various minor clarifications to the guidance issued in ASU 2014-09. The amendments in this update are effective concurrently with ASU 2014-09.

The Company does not have significant sources of revenue outside insurance contracts and investments, which are specifically excluded from the scope of the new revenue recognition standard. Company revenue within the scope of the new standard includes fee and commission income, which under previous guidance requires revenue recognition when it is earned and realized/realizable including consideration of when it is fixed or determinable. Fee and commission income is recorded in Fee, commission, and other revenue in the Statements of Operations. Under the new standard, the Company will be required to recognize fee and commission income when the intermediary has satisfied its performance obligation (provision of placement services) and the customer has contractually agreed to the terms of the insurance policy so long as it is probable that the agreement will not be subject to reversal. While fee and commission income is not material to the Company’s overall revenue, this source of revenue was evaluated pursuant to the new revenue recognition standard and recognition has remained unchanged.
In February 2018, the FASB issued ASU 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income, which permits stranded tax effects resulting from the passing of H.R.1, commonly referred to as the Tax Cuts and Jobs Act of 2017 (Tax Act of 2017), to be reclassified to retained earnings. The amendments in this update are effective for fiscal years and interim periods beginning after December 15, 2018, with early adoption permitted. Upon adoption, the Company expects the amendments in this update will decrease Retained earnings as of January 1, 2018 by approximately $2,279 with a corresponding increase to AOCI.
In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities. The amendments in this update shorten the amortization period for certain callable debt securities held at a premium. The amendments in this update are effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted. The Company does not expect the amendments in this update to have a material impact on the Financial Statements upon adoption.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows: Restricted Cash, to require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash and restricted cash equivalents. The amendments in this update are effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company does not expect the amendments in this update to have an impact on the Financial Statements.
In October 2016, the FASB issued ASU 2016-16, Income Taxes: Intra-Entity Transfers of Assets Other than Inventory, to require entities to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when it is sold externally. The amendments in this update are effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company does not expect the amendments in this update to have an impact on the Financial Statements.
In August 2016, the FASB issued ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments, to clarify or provide additional guidance regarding eight specific cash flow issues. These issues address the following topics: 1) debt prepayment or debt extinguishment costs; 2) settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing; 3) contingent consideration payments made after a business combination; 4) proceeds from the settlement of insurance claims; 5) proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies; 6) distributions received from equity method investees; 7) beneficial interests in securitization transactions; and 8) separately identifiable cash flows and application of the predominance principle. The amendments in this update are effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company does not expect the amendments in this update to have a material impact on the Financial Statements.
In June 2016, the FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments, to replace the existing incurred loss impairment model with a new methodology that reflects expected credit losses and requires the entity to consider more information to develop credit loss estimates. The amendments in this update are effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted after December 15, 2018. The Company is currently assessing the impact of the amendments in this update.
In February 2016, the FASB issued ASU 2016-02, Leases, to require that the lessee recognize a right-of-use asset and a lease liability for all leases. There continues to be a distinction between finance leases and operating leases; however, operating leases will now require that the lease assets and liabilities be recognized in the statement of financial position. Lessor accounting remains largely unchanged. The amendments in this update are effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The Company is currently assessing the impact of the amendments in this update. The Company does not expect the amendments in this update to have a material impact on the Financial Statements upon adoption.
In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities, to make various targeted improvements to the accounting for financial instruments, especially equity investments. In particular, the amendments in this update provide improvements to recognition, measurement, presentation and disclosure guidance. The amendments in this update are effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company does not expect the amendments in this update to have a material impact on the Financial Statements upon adoption.

(s)	Accounting Changes
There were no accounting changes made by the Company during the year ended December 31, 2017.

(t)	Reclassifications
Certain amounts in the prior years' Financial Statements and related footnotes thereto have been reclassified to conform to the current year presentation.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(3)	Risk Disclosures
The following is a description of the significant risks facing the Company and how it attempts to mitigate those risks:

(a)	Credit Risk
Credit risk is the risk that issuers of fixed-rate and variable-rate income securities, mortgages on commercial real estate, or other parties with whom the Company has transactions, such as reinsurers and derivative counterparties, default on their contractual obligations, resulting in unexpected credit losses.
The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations from applicable state insurance laws and regulations. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk is influenced by management’s risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management.
For derivative counterparties, the Company mitigates credit risk by tracking and limiting exposure to each counterparty through limits that are reported regularly and, once breached, restricts further trades; establishing relationships with counterparties rated BBB+ and higher; and monitoring the credit default swap of each counterparty as an early warning signal to cease trading when credit default swap spreads imply severe impairment in credit quality.
The Company executes Credit Support Annexes (CSA) with all active and new counterparties which further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any counterparty exposure.

(b)	Credit Concentration Risk
Credit concentration risk is the risk of increased exposure to significant asset defaults (of a single security issuer or class of security issuers); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit. Concentration risk exposure is monitored regularly.
The Company’s Finance Committee, responsible for asset/liability management (ALM) issues, recommends an investment policy to the Company’s Board of Directors (BOD) and approves the strategic asset allocation and accompanying investment mandates for an asset manager with respect to asset class. The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and, subsequently, the BOD review the investment policy at least annually.
To further mitigate this risk, internal concentration limits based on credit rating and sector are established and are monitored regularly by Allianz Life on a consolidated basis. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Any exceptions require Chief Risk Officer approval and monitoring by the Risk Committee. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with the State of New York basket clause.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(c)	Liquidity Risk
Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in a realized loss or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Liquidity risk also includes the risk that in the event of a company liquidity crisis, refinancing is only possible at higher interest rates. Liquidity risk can be affected by the maturity of liabilities, the presence of withdrawal penalties, the breadth of funding sources, and terms of funding sources. It can also be affected by counterparty collateral triggers as well as whether anticipated liquidity sources, such as credit agreements, are cancelable.
The Company manages liquidity within four specific domains: (1) monitoring product development, product management, business operations, and the investment portfolio; (2) setting ALM strategies; (3) managing the cash requirements stemming from the Company’s derivative dynamic economic hedging activities; and (4) establishing a liquidity facility with Allianz Life to provide additional liquidity. The Company has established liquidity risk limits, which are approved by the Company’s Risk Committee, and the Company monitors its liquidity risk regularly.

(d)	Interest Rate Risk
Interest rate risk is the risk that movements in interest rates or interest rate volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins.
The Company has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. The Company further limits interest rate risk on variable annuity guarantees through economic interest rate hedges.

(e)	Equity Market Risk
Equity market risk is the risk that movements in equity prices or equity volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities.
The policy value of the fixed-indexed universal life, fixed-indexed annuity, and variable-indexed annuity products is linked to equity market indices. The Company economically hedges this exposure with derivatives.
Variable annuity products may provide a minimum guaranteed level of benefits irrespective of market movements. The Company has adopted an economic hedging program to manage the equity risk of these products.
Allianz Life monitors the impacts of equity stress scenarios on assets and liabilities on a consolidated basis regularly and on the Company’s specific basis periodically.
Basis risk is the risk that variable annuity hedge asset value changes unexpectedly relative to the value of the underlying separate account funds of the variable annuity contracts. Basis risk may arise from the Company’s inability to directly hedge the underlying investment options of the variable annuity contracts. The Company mitigates this risk through regular review and synchronization of fund mappings, product design features, and hedge design.

(f)	Operational Risk
Operational risk is the risk of loss resulting from inadequate or failed internal processes and systems, from human misbehavior or error, or from external events. Operational risk is comprised of the following seven risk categories: (1) external fraud; (2) internal fraud; (3) employment practices and workplace safety; (4) clients/third-party, products and business practices; (5) damage to physical assets; (6) business disruption and system failure; and (7) execution, delivery, and process management. Operational risk is comprehensively managed through a combination of core qualitative and quantitative activities.
The Operational Risk Management framework includes the following key activities: (1) loss data capture identifies historical operational events that meet a designated threshold to ensure transparency and remediation of each event; (2) an integrated risk and control system is performed to proactively manage significant operational risk scenarios throughout the organization; and (3) scenario analyses are conducted to quantify operational risk capital.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(g)	Legal/Regulatory Risk
Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which the Company operates may result in reduced demand for its products or additional expenses not assumed in product pricing. Additionally, the Company is exposed to risk related to how the Company conducts itself in the market and the suitability of its product sales to contract holders.
The Company actively monitors all market-related exposure and participates in national and international discussions relating to legal, regulatory, and accounting changes that may impact the business. A formal process exists to assess the Company’s risk exposure to changes in regulation including monitoring by the Compliance and Legal departments and regular reporting to the BOD of all known compliance risks and the effectiveness of the approach used to mitigate such risks. In addition, the Company has implemented suitability standards to mitigate suitability risk.

(h)	Ratings Risk
Ratings risk is the risk that rating agencies change their outlook or rating of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that the Company is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Stress tests are performed regularly to assess how rating agency capital adequacy models would be impacted by severe economic events.

(i)	Mortality/Longevity Risk
Mortality/longevity risk is the risk that mortality experience is different than the life expectancy assumptions used by the Company to price its products.
The Company mitigates mortality risk primarily through reinsurance, whereby the Company cedes a significant portion of its mortality risk to third parties. The Company also manages mortality risk through the underwriting process. Both mortality and longevity risks are managed through the review of life expectancy assumptions and experience in conjunction with active product management.

(j)	Lapse Risk
Lapse risk is the risk that actual lapse experience evolves differently than the assumptions used for pricing and valuation exercises leading to a significant loss in Company value and/or income.
The Company mitigates this risk by performing sensitivity analysis at the time of pricing to affect policy design, regular ALM analysis, and exercising management levers at issue, as well as post-issue as experience evolves. Policyholder experience is monitored regularly.

(k)	Cyber Security Risk
Cyber security risk is the risk of losses due to external and/or internal attacks impacting the confidentiality, integrity, and/or availability of key systems, data, and processes reliant on digital technology. The Company has implemented preventative, detective, response, and recovery measures including firewalls, intrusion detection and prevention, advanced malware detection, spyware and anti-virus software, email protection, email and laptop encryption, web content filtering, web application firewalls, and regular scanning of all servers and network devices to identify vulnerabilities. Controls are implemented to prevent and review unauthorized access.

(l)	Reinsurance Risk
Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.
The Company mitigates this risk by requiring certain counterparties to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. If the thresholds are not met by those counterparties, they are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities and that their terms are being met. Also, the Company reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies regularly.

(4)	Investments

(a)	Fixed-Maturity Securities
At December 31, 2017 and 2016, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of available-for-sale securities are as shown in the following tables:

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
2017:
Fixed-maturity securities, available-for-sale:
U.S. government	$77,857	253	450	77,660
States and political subdivisions	10,502	503	—	11,005
Foreign government	2,984	—	51	2,933
Corporate securities	615,077	28,056	2,258	640,875
Mortgage-backed securities	259,748	1,825	2,823	258,750
Total fixed-maturity securities, available-for-sale	$966,168	30,637	5,582	991,223

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
2016:
Fixed-maturity securities, available-for-sale:
U.S. government	$48,676	644	103	49,217
States and political subdivisions	10,546	285	187	10,644
Corporate securities	491,518	21,500	3,739	509,279
Mortgage-backed securities	184,217	1,732	3,558	182,391
Total fixed-maturity securities, available-for-sale	$734,957	24,161	7,587	751,531
At December 31, 2017 and 2016, the Company did not have any OTTI losses in AOCI.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The net unrealized gains (losses) on available-for-sale securities consist of the following at December 31:

	2017	2016	2015
Fixed-maturity securities, available-for-sale:	$25,055	16,574	13,608
Adjustments for:
Shadow adjustments	(5,704)	(5,501)	(5,916)
Deferred taxes	(6,344)	(3,876)	(2,692)
Net unrealized gains (losses)	$13,007	7,197	5,000
The amortized cost and fair value of available-for-sale fixed-maturity securities at December 31, 2017, by contractual maturity, are shown below:

	Amortized cost	Fair value
Fixed-maturity securities, available-for-sale:
Due in one year or less	$39,718	40,248
Due after one year through five years	283,071	287,678
Due after five years through ten years	238,451	240,552
Due after ten years	140,938	159,567
Structured securities	263,990	263,178
Total fixed-maturity securities, available-for-sale	$966,168	991,223
Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Fixed-maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured securities are shown separately, as they are not due at a single maturity.
As of December 31, 2017 and 2016, investments with a fair value of $1,688 and $1,699, respectively were held on deposit as required by statutory regulations.
The Company’s fixed-maturity security portfolios include mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.

(b)	Unrealized Investment Losses
The following table summarizes the fair value and related unrealized losses on available-for-sale securities that have been in a continuous loss position for the respective years ended December 31 are shown below:

	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
2017:
Fixed-maturity securities, available-for-sale:
U.S. government	$34,218	400	1,986	50	36,204	450
Foreign government	2,933	51	—	—	2,933	51
Corporate securities	116,272	1,035	41,688	1,223	157,960	2,258
Mortgage-backed securities	90,852	677	54,608	2,146	145,460	2,823
Total temporarily impaired securities	$244,275	2,163	98,282	3,419	342,557	5,582

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
2016:
Fixed-maturity securities, available-for-sale:
U.S. government	$11,713	103	—	—	11,713	103
States and political subdivisions	4,286	187	—	—	4,286	187
Corporate securities	132,387	3,313	7,253	426	139,640	3,739
Mortgage-backed securities	102,435	3,483	1,622	75	104,057	3,558
Total temporarily impaired securities	$250,821	7,086	8,875	501	259,696	7,587
As of December 31, 2017 and 2016, there were 160 and 149 available-for-sale fixed-maturity security holdings that were in an unrealized loss position, respectively.
As of December 31, 2017 and 2016, of the total amount of unrealized losses, $5,498 or 98.6% and $7,250 or 95.6%, respectively, are related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating of Aaa, Aa, A, or Baa from Moody’s or a rating of AAA, AA, A, or BBB from Standards and Poor’s (S&P), or a NAIC rating of 1 or 2 if a Moody’s or S&P rating is not available. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received and does not consider these investments to be other-than-temporarily impaired.

(c)	OTTI Losses
The following table presents a rollforward of the Company’s cumulative credit impairments on fixed-maturity securities held at December 31:

	2017	2016
Balance as of January 1	$—	—
Additions for credit impairments recognized on:
Securities not previously impaired	257	387
Reductions for credit impairments previously on:
Securities that matured, were sold, or were liquidated during the period	(257)	(387)
Balance as of December 31	$—	—

(d)	Realized Investment Gains (Losses)
Gross and net realized investment gains (losses) for the years ended December 31 are summarized as follows:

	2017	2016	2015
Available-for-sale:
Fixed-maturity securities:
Gross gains on sales and exchanges	$52	1,130	895
Gross losses on sales and exchanges	(167)	(949)	(133)
OTTI	(257)	(387)	(184)
Net gains (losses) on available-for-sale securities	(372)	(206)	578
Other	49	1	5
Net realized investment gains (losses)	$(323)	(205)	583

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Proceeds from sales of available-for-sale securities for the years ended December 31 are presented in the following table:

	2017	2016	2015
Available-for-sale securities:
Fixed-maturity	$16,917	59,031	54,740

(e)	Trading Gains and Losses
The Company recognized unrealized gains (losses) of $248, $136, and $(19) during 2017, 2016, and 2015, respectively, on trading securities still held at the reporting date. The Company did not recognize any gains or losses on trading securities sold during 2017, 2016, and 2015.

(f)	Interest and Similar Income
Major categories of Interest and similar income, net, for the respective years ended December 31 are shown below:

	2017	2016	2015
Interest and similar income:
Available-for-sale fixed-maturity securities	$31,442	30,189	27,699
Trading securities	34	16	24
Policy loans	22	22	18
Short-term securities and cash and cash equivalents	631	165	24
Total	32,129	30,392	27,765
Less: Investment expenses	847	834	378
Total interest and similar income, net	$31,282	29,558	27,387

(g)	Variable Interest Entities
The Company invests in structured securities which represent interests in VIEs. The Company has carefully analyzed the VIEs to determine whether the Company is the primary beneficiary, taking into consideration whether the Company, or the Company together with its affiliates, has the power to direct the activities of the VIE, that most affect its economic performance and whether the Company has the right to benefits from the VIE. The Company has concluded that it is not the primary beneficiary for any of the VIEs invested in by the Company as of December 31, 2017 and 2016.
The carrying amount and maximum exposure to loss relating to VIEs in which the Company is not deemed to be the primary beneficiary as of December 31were as follows:

	2017		2016
	Carrying amount	Maximum exposure to loss (1)	Carrying amount	Maximum exposure to loss (1)
Fixed-maturity securities, available-for-sale:
Corporate securities	$4,428	4,428	5,700	5,700
Mortgage-backed securities	258,750	258,750	182,391	182,391
Total fixed-maturity securities, available-for-sale	$263,178	263,178	188,091	188,091

(1) The maximum exposure to loss is equal to the carrying amount for Fixed-maturity securities, available-for-sale.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(5)	Derivatives and Hedging Instruments
Derivatives held by the Company do not qualify for hedge accounting treatment.
Futures and Options Contracts
OTC options are cleared through the Options Clearing Corporation (OCC), which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission. The fair values of the collateral posted for futures and OTC options are discussed in the derivative collateral management section below.
Interest Rate Swaps
The Company can receive the fixed or variable rate and are traded in varying maturities. The fair values of the collateral posted and variation margin for OTC and centrally cleared IRS are discussed in the derivative collateral management section below.
Total Return Swaps
The Company engages in the use of OTC TRS, which allow the parties to exchange cash flows based on a variable reference rate such as the three-month LIBOR and the return of an underlying index. The fair value of the collateral posted for OTC TRS is discussed in the derivative collateral management section below.
The following table presents a summary of the aggregate notional amounts and fair values of the Company’s freestanding derivative instruments reported on the Balance Sheets as of December 31:

	2017			2016
		Gross Fair Value			Gross Fair Value
	Notional (1)	Assets	Liabilities	Notional (1)	Assets	Liabilities
Futures	$251,599	$—	—	165,112	—	—
OTC options	1,524,075	46,100	(20,943)	1,480,324	27,147	(14,073)
IRS	273,000	5,262	(162)	502,000	5,846	(1,343)
TRS	11,000	—	—	23,000	—	—
Total freestanding derivative instruments		$51,362	(21,105)		32,993	(15,416)

(1) Notional amounts are presented on a gross basis.
Derivative Collateral Management
The Company manages separate collateral for exchange-traded and OTC derivatives. The total collateral posted for exchange-traded derivatives at December 31, 2017 and 2016, had a fair value of $60,669 and $55,611, respectively, and is included in Fixed-maturity securities on the Balance Sheets. The Company retains ownership of the exchange-traded collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. The Company has no collateral posted for OTC derivatives as of December 31, 2017 and 2016. The Company posts collateral to OTC counterparties based upon exposure amounts. The Company retains ownership of the OTC collateral.
Embedded Derivatives
The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB, which are measured at fair value separately from the host variable annuity contract, with changes in fair value reported in Change in fair value of annuity and life embedded derivatives within the Statements of Operations. These embedded derivatives are classified within Account balances and future policy benefit reserves on the Balance Sheets.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Certain fixed-indexed annuity products and universal life policies include equity-indexed features, which are separated as an embedded derivative, and referred to as a market value liability option (MVLO). This embedded derivative is reported within Account balances and future policy benefit reserves on the Balance Sheets with changes in fair value reported in Change in fair value of annuity and life embedded derivatives within the Statements of Operations.
The following table presents a summary of the fair values of the Company’s embedded derivative instruments reported on the Balance Sheets as of December 31:

	2017	2016
GMWB	$(127,945)	(144,631)
GMAB	(10,518)	(16,594)
MVLO	(16,707)	(15,896)
Total embedded derivative instruments	$(155,170)	(177,121)
The following table presents the gains or losses recognized in income on the various nonqualifying freestanding derivative instruments and embedded derivatives:

		Amount of gain (loss) on derivatives recognized for the years ended December 31,
	Location in the Statements of Operations	2017	2016	2015
GMWB	Change in fair value of annuity and life embedded derivatives	$16,686	2,659	(54,413)
GMAB	Change in fair value of annuity and life embedded derivatives	6,062	8,844	(11,755)
MVLO	Change in fair value of annuity and life embedded derivatives	(1,639)	1,688	5,292
	Total change in fair value of annuity and life embedded derivatives	21,109	13,191	(60,876)
Futures	Change in fair value of assets and liabilities	(32,763)	(32,111)	(11,861)
OTC options	Change in fair value of assets and liabilities	10,706	(4,497)	692
IRS	Change in fair value of assets and liabilities	10,133	5,690	23,296
TRS	Change in fair value of assets and liabilities	(28)	1,105	—
	Total change in fair value of assets and liabilities	(11,952)	(29,813)	12,127
MVLO	Premiums and policy fees, net	788	745	534
MVLO	Policyholder benefits, net of recoveries	40	196	127
	Total derivative gain (loss), net	$9,985	(15,681)	(48,088)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Offsetting Assets and Liabilities
Certain financial instruments and derivative instruments are eligible for offset on the Balance Sheets under GAAP. The Company’s derivative instruments are subject to master netting arrangements and collateral arrangements. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis on the Balance Sheets.
The following tables present additional information about derivative assets and liabilities subject to an enforceable master netting arrangement as of the dates indicated:

	December 31, 2017
				Gross amounts not offset in the Balance Sheet
	Gross amounts recognized	Gross amounts offset in the Balance Sheet	Net amounts presented in the Balance Sheet	Financial instruments (1)	Collateral (received) / pledged	Net amounts
Derivative assets	$51,362	—	51,362	(21,105)	(28,732)	1,525
Derivative liabilities	(21,105)	—	(21,105)	21,105	—	—
Net derivatives	$30,257	—	30,257	—	(28,732)	1,525

	December 31, 2016
				Gross amounts not offset in the Balance Sheet
	Gross amounts recognized	Gross amounts offset in the Balance Sheet	Net amounts presented in the Balance Sheet	Financial instruments (1)	Collateral (received) / pledged	Net amounts
Derivative assets	$32,993	—	32,993	(15,416)	(10,674)	6,903
Derivative liabilities	(15,416)	—	(15,416)	15,416	—	—
Net derivatives	$17,577	—	17,577	—	(10,674)	6,903

(1) Represents the amount of assets or liabilities that could be offset by liabilities or assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheet.

In the tables above, the gross amounts of assets or liabilities as presented on the Balance Sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral.

(6)	Fair Value Measurements
The Fair Value Measurement Topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.
Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.
Level 2 – Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:
(a) Quoted prices for similar assets or liabilities in active markets.
(b) Quoted prices for identical or similar assets or liabilities in markets that are not active.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(c) Inputs other than quoted prices that are observable.
(d) Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
Level 3 – Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).
The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each financial asset and liability was classified into Level 1, 2, or 3.
The following presents the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	2017
	Total	Level 1	Level 2	Level 3
Assets
Fixed-maturity securities, available-for-sale:
U.S. government	$77,660	77,660	—	—
States and political subdivisions	11,005	—	11,005	—
Foreign government	2,933	—	2,933	—
Corporate securities	640,875	—	640,875	—
Mortgage-backed securities	258,750	—	258,750	—
Derivative assets	51,362	—	51,362	—
Equity securities, trading	8,826	8,826	—	—
Separate account assets	2,300,462	2,300,462	—	—
Total assets	$3,351,873	2,386,948	964,925	—
Liabilities
Derivative liabilities	$(21,105)	—	(21,105)	—
Reserves at fair value (1)	(624,157)	—	—	(624,157)
Total liabilities	$(645,262)	—	(21,105)	(624,157)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

	2016
	Total	Level 1	Level 2	Level 3
Assets
Fixed-maturity securities, available-for-sale:
U.S. government	$49,217	49,217	—	—
States and political subdivisions	10,644	—	10,644	—
Corporate securities	509,279	—	508,237	1,042
Mortgage-backed securities	182,391	—	182,391	—
Derivative assets	32,993	—	32,993	—
Equity securities, trading	7,539	7,539	—	—
Separate account assets	2,255,576	2,255,576	—	—
Total assets	$3,047,639	2,312,332	734,265	1,042
Liabilities
Derivative liabilities	$(15,416)	—	(15,416)	—
Reserves at fair value (1)	(399,260)	—	—	(399,260)
Total liabilities	$(414,676)	—	(15,416)	(399,260)

(1) Reserves at fair value are reported in Account balances and future policy benefit reserves on the Balance Sheets.
The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability).

(a)	Valuation of Fixed-Maturity Securities and Equity Securities
The fair value of fixed-maturity securities and equity securities is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, Municipal Securities Rulemaking Board reported trades, Nationally Recognized Municipal Securities Information Repository material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In some cases, including private placement securities and certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.
Generally, U.S. Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes, certain bonds without active trading markets and private placement securities that are internally priced are included in Level 3.
At December 31, 2017 and 2016, private placement securities of $0 and $1,042, respectively, were included in Level 3. Internal pricing models based on market proxy spread and U.S. Treasury rates are used to value these holdings.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(b)	Valuation of Derivatives
Active markets for OTC options do not exist. The fair value of OTC options is derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator. The valuation results are reviewed by Management via the Pricing Committee. OTC options that are internally priced and IRS are included in Level 2, because they use market observable inputs. TRS are included in Level 3 because they use valuation techniques in which significant inputs are unobservable.
Certain derivatives are priced using external third-party vendors. The Company has controls in place to monitor the valuations of these derivatives. Using market observable inputs, IRS prices are derived from a third-party source and are independently recalculated internally and reviewed for reasonableness at the position level on a monthly basis. TRS prices are obtained from the respective counterparties. These prices are also internally recalculated and reviewed for reasonableness at the position level on a monthly basis.

(c)	Valuation of Separate Account Assets
Separate account assets are carried at fair value, which is based on the fair value of the underlying assets. Funds in the separate account are primarily invested in variable investment option funds with the following investment types: bond, domestic equity, international equity, or specialty. Variable investment option funds are included in Level 1 because their fair value is based on net asset values that are quoted as prices (unadjusted) in an active, observable market. Additionally, the separate account holds certain money market funds which are also included in Level 1 because their fair value is based on quoted prices (unadjusted) in an active, observable market.

(d)	Valuation of Reserves at Fair Value
Reserves at fair value principally include the equity-indexed features contained in fixed-indexed annuity and life products, certain variable annuity riders and variable-indexed annuity products. Fair values of the embedded derivative liabilities are calculated based on internally developed models, because active, observable markets do not exist for these liabilities. The fair value is derived from techniques in which one or more significant inputs are unobservable and are included in Level 3. These fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.
The fair value of the embedded derivative contained in the fixed-indexed annuity products is the sum of the current year’s option value projected stochastically, the projection of future index growth at the option budget, and the historical interest/equity-indexed credits. The valuation of the embedded derivative includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs.
The fair value of the embedded derivative contained in the fixed-indexed universal life insurance products is the amount of the current year’s option value in excess of a fixed crediting valuation over the remainder of the policy year. The valuation of the embedded derivative includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs.
The Company issues certain variable annuity products with GMWB and GMAB riders. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable market interest rates. The valuation of these riders includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The Company’s own credit adjustment is determined by taking into consideration publicly available information on industry default risk with considerations for the Company’s own credit profile. Risk margin is incorporated into the valuation model to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, premium persistency, and future equity index caps or participation rates. The establishment of the risk margin requires the use of significant management judgment. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding contractholder behavior and risk margins related to noncapital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income.
The Company elected the fair value option for insurance contracts related to the variable-indexed annuity product. The fair value is calculated internally using the present value of future expected cash flows, floored at the current contract value. Future expected cash flows are generated using contractual features, actuarial assumptions, and market emergence over a complete set of market consistent scenarios. Cash flows are then averaged over the scenario set and discounted back to the valuation date using the appropriate discount factors adjusted for nonperformance risk on the noncollateralized portions of the contract.

(e)	Level 3 Rollforward
The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

	2017
	Fixed-maturity securities, Corporate securities	Derivative assets	Derivative liabilities	Reserves at fair value (1)
Balance, beginning of year	$1,042	—	—	(399,260)
Total realized/unrealized gains (losses) included in:
Net income (loss)	17	1,036	(1,063)	(22,738)
Other comprehensive income (loss)	(42)	—	—	—
Purchases and issuances	—	—	—	(222,727)
Sales and settlements	(1,017)	(1,036)	1,063	20,568
Balance, end of year	$—	—	—	(624,157)

Gains (losses) included in net income related to financial instruments still held at the end of the year	$—	—	—	(22,738)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

	2016
	Fixed-maturity securities, Corporate securities	Derivative assets	Derivative liabilities	Reserves at fair value (1)
Balance, beginning of year	$1,047	—	—	(265,884)
Total realized/unrealized gains (losses) included in:
Net income (loss)	—	7,774	(7,189)	(8,708)
Other comprehensive income (loss)	(5)			—
Purchases and issuances	—			(140,054)
Sales and settlements	—	(7,774)	7,189	15,386
Balance, end of year	$1,042	—	—	(399,260)

Gains (losses) included in net income related to financial instruments still held at the end of the year	$—	—	—	(8,708)

(1) The Company classifies realized and unrealized gains (losses) on Reserves at fair value as unrealized gains (losses) for purposes of disclosure in this table because the Company monitors Reserves at fair value as a whole unit and does not track realized gains (losses) on a contract-by-contract basis.

(f)	Transfers
The Company reviews its fair value hierarchy classifications annually. Transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into and/or out of Levels 1, 2, and 3 are reported as of the end of the period in which the change occurs.
There were no transfers of securities into or out of Level 3 for the years ended December 31, 2017 and 2016. In addition, there were no transfers of securities between Level 1 and Level 2 for the years ended December 31, 2017 and 2016.

(g)	Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs
The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities on a recurring basis at December 31:

	2017
	Fair value	Valuation technique	Unobservable input	Range (weighted average)
Reserves at Fair Value:
MVLO	$(16,707)	Discounted cash flow	Annuitizations	0 - 25%
			Surrenders	0 - 25%
			Mortality *	0 - 100%
			Withdrawal Benefit Election	0 - 50%
GMWB and GMAB	(138,463)	Discounted cash flow	Surrenders	0.5% - 35%
			Mortality *	0% - 100%
Variable-indexed annuity	(468,987)	Contract value	N/A **	N/A**

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

	2016
	Fair value	Valuation technique	Unobservable input	Range (weighted average)
Fixed-maturity securities:
Available-for-sale:
Corporate securities	$1,042	Discounted cash flow	Option adjusted spread ***	72 (72)
Reserves at Fair Value:
MVLO	(15,896)	Discounted cash flow	Annuitizations	0 – 25%
			Surrenders	0 – 25%
			Mortality *	0 – 100%
			Withdrawal Benefit Election	0 – 50%
GMWB and GMAB	(161,225)	Discounted cash flow	Surrenders	0.5 – 35%
			Mortality *	0 – 100%
Variable-indexed annuity	(222,139)	Contract value	N/A **	N/A **

* Mortality assumptions are derived from the Annuity 2000 Mortality Table. See note 12 for further discussion.
** Unobservable inputs are not applicable as the fair value of the variable-indexed annuity reserve is floored at contract value.
*** No range is applicable due to only one security within classification.

(h)	Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs
Fixed-maturity securities: The primary unobservable input used in the discounted cash flow model is a corporate index option adjusted spread (OAS). The corporate index OAS used is based on a security's sector, rating, and average life. A significant increase (decrease) of the corporate index OAS in isolation could result in a decrease (increase) in fair value.
Reserves at fair value: A significant increase (decrease) in the utilization of annuitization benefits could result in a higher (lower) fair value. A significant decrease (increase) in mortality rates, surrender rates, or utilization of lifetime income benefits could result in a higher (lower) fair value.

(i)	Nonrecurring Fair Value Measurements
Occasionally, certain assets and liabilities are measured at fair value on a nonrecurring basis. There were no nonrecurring fair value adjustments recorded in 2017, 2016, or 2015.

(j)	Fair Value of Financial Instruments Carried at Other Than Fair Value
The following table presents the carrying amount and fair value of certain financial instruments that are not reported at fair value at December 31:

	2017
	Carrying	Fair value
	amount	Level 1	Level 2	Level 3	Total
Financial assets
Policy loans	$400	—	400	—	400
Short-term securities	32,454	32,454	—	—	32,454
Cash equivalents	37,204	37,204	—	—	37,204
Financial liabilities
Investment contracts	(423,710)	—	—	(423,874)	(423,874)
Separate account liabilities	(2,300,462)	(2,300,462)	—	—	(2,300,462)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

	2016
	Carrying	Fair value
	amount	Level 1	Level 2	Level 3	Total
Financial assets
Policy loans	$338	—	338	—	338
Cash equivalents	56,714	56,714	—	—	56,714
Financial liabilities
Investment contracts	(448,009)	—	—	(448,876)	(448,876)
Separate account liabilities (1)	(2,255,576)	(2,255,576)	—	—	(2,255,576)

(1) The previously issued 2016 Financial Statements improperly disclosed Separate account liabilities as a financial instrument measured at fair value on a recurring basis. Separate account liabilities has been corrected in the above table to conform with current year presentation as it is carried at other than fair value.

Policy loans are supported by the underlying cash value of the policies and are carried at unpaid principal balances plus accrued investment income. As policy loans function like demand deposits, the current carrying value is the only market price at which the transaction could be settled. Due to the lack of an active market and uncertainty on receiving contractual cash flows, the Company believes the carrying value approximates fair value.
The carrying value of the Company's short-term securities is considered a reasonable estimate of fair value due to their short-term maturities.
Cash equivalents include short-term, highly liquid debt instruments purchased with an original maturity of three months or less, short-term government money market funds, and overnight commercial paper. Due to the short-term nature of these investments, carrying value is deemed to approximate fair value. The fair value of the cash equivalents is based on quoted market prices.
Investment contracts include certain reserves related to annuity and life products. These reserves are included in Account balances and future policy benefit reserves on the Balance Sheets. The fair values of the investment contracts are determined by testing amounts payable on demand against discounted cash flows using market interest rates commensurate with the risks involved, including consideration of the Company’s own credit standing and a risk margin for noncapital market inputs.
Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees. As such, the carrying value is deemed to approximate fair value.

(7)	Financing Receivables
The Company’s financing receivables are comprised of nontrade receivables. Nontrade receivables are amounts for policy or contract premiums due from the agents and broker-dealers, or amounts due from reinsurers. The nontrade receivables are evaluated on a collective basis for impairment unless circumstances arise that warrant individual evaluation. For additional information, see receivables section of note 2.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Credit Quality Indicators
The Company’s nontrade receivables are analyzed for credit risk based upon the customer classification of the agent or reinsurer. The nontrade receivable and allowance for credit losses by customer classification as of December 31 are shown below:

	2017			2016
	Agent	Reinsurer	Total	Agent	Reinsurer	Total
Nontrade receivables	$52	48	100	43	54	97
Allowance for credit losses	(40)	—	(40)	(43)	—	(43)
Net nontrade receivables	$12	48	60	—	54	54
Rollforward of Allowance for Credit Losses
In 2017 and 2016, the Company reevaluated the allowance related to the financing receivable and changed the provision by $(3) and $10, respectively.
Past-Due Aging Analysis
Aging analysis of past-due nontrade financing receivables as of December 31 is shown below:

	31-60 days past due	61-90 days past due	Greater than 90 days past due	Total past due	Current	Total
2017	$26	1	40	67	32	99
2016	22	1	43	66	31	97
As of December 31, 2017 and 2016, the Company’s financing receivables did not include any balances which are on a nonaccrual status, classified as a troubled debt restructuring, or impaired without a corresponding allowance for credit loss.

(8)	Reinsurance
The Company primarily enters into reinsurance agreements to manage risk resulting from its life and accident and health businesses, as well as businesses the Company has chosen to exit.
In the normal course of business, the Company seeks to limit its exposure to loss by ceding risks under yearly renewal term and coinsurance. The Company generally retained between $50 and $1,500 coverage per individual life depending on the type of policy for the years ended December 31, 2017 and 2016.
The Company monitors the financial exposure and financial strength of the reinsurers on an ongoing basis. The Company attempts to mitigate risk by securing recoverable balances with various forms of collateral, including arranging trust accounts and letters of credit with certain reinsurers.
The effect of reinsurance on premiums is disclosed in Schedule IV in the Financial Statements.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The effect of reinsurance on benefits for the respective years ended December 31 is shown below:

	2017	2016	2015
Direct benefits
Life	$630	659	860
Annuities	1,869	2,432	81,687
Accident and health	6,203	3,620	6,220
Total direct benefits	8,702	6,711	88,767
Less: Ceded to other companies
Life	354	535	412
Accident and health	587	564	844
Total ceded to other companies	941	1,099	1,256
Total benefits	$7,761	5,612	87,511
Components of the Company's reinsurance and investment contract recoverables as of December 31 are shown below:

	2017	2016
Life	$178	337
Accident and health	4,127	3,760
Total reinsurance and investment contract recoverables	$4,305	4,097
The Life, Annuities, and Accident and health categories presented in the tables above are prescribed splits based on product and will differ from the results of the segments disclosed within note 19.
The Company did not write off any uncollectible recoverables during 2017 or 2016.

(9)	Deferred Acquisition Costs
DAC at December 31 and the changes in the balance for the years then ended are as follows:

	2017	2016	2015
Balance, beginning of year	$129,868	134,374	118,319
Capitalization	2,650	6,406	13,531
Interest	6,184	6,471	6,197
Amortization	(17,820)	(17,691)	(11,563)
Change in shadow DAC	(221)	308	7,890
Balance, end of year	$120,661	129,868	134,374
The Company reviews its best-estimate assumptions each year and records “unlocking” as appropriate. These reviews are based on recent changes in the operations of the Company and actual and expected performance of in-force policies. The reviews include all assumptions, including mortality, lapses, expenses, and separate account returns. The revised best estimate assumptions were applied to the current in-force policies to project future gross profits.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The pretax impact on the Company’s assets and liabilities as a result of the unlocking during the years ended December 31 is as follows:

	2017	2016	2015
Assets:
DAC	$(849)	(1,030)	2,641
DSI	(141)	(212)	337
Total increase (decrease) in assets	(990)	(1,242)	2,978
Liabilities:
Account balances and future policy benefit reserves	(1,910)	(1,954)	5,867
Unearned premiums	—	4	40
Total increase (decrease) in liabilities	(1,910)	(1,950)	5,907
Net increase (decrease) in income before taxes	$920	708	(2,929)

(10)	Deferred Sales Inducements
DSI at December 31 and the changes in the balance for years then ended are as follows:

	2017	2016	2015
Balance, beginning of year	$19,880	21,148	19,510
Capitalization	111	566	1,492
Amortization	(2,795)	(2,939)	(2,924)
Interest	925	1,004	1,020
Change in shadow DSI	(72)	101	2,050
Balance, end of year	$18,049	19,880	21,148
See note 9 for impacts of unlocking relating to DSI.

(11)	Income Taxes

(a)	Income Tax Expense (Benefit)
Total income tax expense for the years ended December 31 is as follows:

	2017	2016	2015
Income tax expense (benefit) attributable to operations:
Current tax expense (benefit)	$5,219	21	9,567
Deferred tax expense (benefit)	8,895	2,922	(14,008)
Total income tax expense (benefit) attributable to net income (loss)	14,114	2,943	(4,441)
Income tax effect on AOCI:
Attributable to unrealized gain (loss) on:
Investments	2,468	1,184	(6,277)
Total income tax effect on equity	$16,582	4,127	(10,718)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

(b)	Components of Income Tax Expense (Benefit)
Income tax expense (benefit) computed at the statutory rate of 35% varies from Income tax (benefit) expense reported in the Statements of Operations for the respective years ended December 31 as follows:

	2017	2016	2015
Income tax expense computed at the statutory rate	$3,899	5,734	(1,996)
Dividends-received deductions and tax-exempt interest	(2,298)	(2,803)	(2,455)
Deferred tax revaluation due to tax rate change (1)	12,556	—	—
Other	(43)	12	10
Income tax expense (benefit) as reported	$14,114	2,943	(4,441)

(1) On December 22, 2017, the United States passed the Tax Act of 2017 which reduced the corporate tax rate from 35% to 21% for tax years beginning after December 31, 2017. As a result, the deferred taxes recorded on the Balance Sheets were revalued to reflect the reduction in the future corporate tax rate.

(c)	Components of Deferred Tax Assets and Liabilities on the Balance Sheet
Tax effects of temporary differences giving rise to the significant components of the net deferred tax asset (liability). The net deferred tax asset (liability) on the Balance Sheets at December 31 is as follows:

	2017	2016
Deferred tax assets:
Policy reserves	$138,726	151,608
Expense accruals	—	711
Total deferred tax assets	138,726	152,319
Deferred tax liabilities:
Policy reserves	(2,536)	—
Deferred acquisition costs	(22,783)	(41,247)
Due and deferred premium	(7)	(13)
Net unrealized gains on investments	(5,261)	(5,801)
Investment income	(89,931)	(75,704)
Expense accruals	(17)	—
Total deferred tax liabilities	(120,535)	(122,765)
Net deferred tax asset (liabilities)	$18,191	29,554
As a result of the enactment of the Tax Act of 2017, the Company was required to revalue the deferred taxes for Policy reserves held. As the effect from the Policyholder reserves revaluation will be recognized in taxable income on a straight-line basis over the next eight year period beginning January 1, 2018, a deferred tax liability is recognized in the same amount as the deferred tax asset. Both the deferred tax asset and liability are recorded as of December 31, 2017 and are presented on a gross basis in the table above.
Although realization is not assured, the Company believes it is not necessary to establish a valuation allowance for ordinary deferred tax assets, as it is more likely than not the deferred tax assets will be realized principally through future reversals of existing ordinary taxable temporary differences and future ordinary taxable income. For deferred tax assets that are capital in nature, considering all objective evidence and the available tax planning strategy, it is more likely than not the deferred tax assets that are capital in nature will be realized and no valuation allowance is required. The amount of the ordinary and capital deferred tax assets considered realizable could be reduced in the near term if estimates of future reversals of existing taxable temporary differences and future ordinary and capital taxable income are reduced.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Income taxes (received)/paid by the Company were $(248), $9,714, and $4,405, in 2017, 2016, and 2015, respectively. At December 31, 2017 and 2016, respectively, the Company had a tax (receivable)/payable from AZOA of $(5,648) and $180 reported in Other assets or Other liabilities on the Balance Sheets.
The Company is included in the consolidated group for which AZOA files a federal income tax return on behalf of all group members. As a member of the AZOA consolidated group, the Company is no longer subject to U.S. federal and non-U.S. income tax examinations for years prior to 2014, though examinations of combined returns filed by AZOA, which include the Company by certain U.S. state and local tax authorities, may still be conducted for 2008 and subsequent years. The last Internal Revenue Service examination of AZOA involved amended returns filed by AZOA for the 2011 tax year. This examination concluded in October 2017 with the Internal Revenue Service accepting the amended returns as filed. The Internal Revenue Service has also initiated examinations of AZOA’s 2015 and 2016 income tax returns.
In accordance with the Income Taxes Topic of the Codification, the Company recognizes liabilities for certain unrecognized tax benefits. The Company had no unrecognized tax benefits as of December 31, 2017 and 2016. The Company does not expect any significant changes related to unrecognized tax benefits during the next 12 months.
The Company recognizes the changes in unrecognized tax benefits and related accrued interest and penalties in federal income tax expense. The Company did not recognize any expense related to interest and penalties at December 31, 2017 and 2016.

(12)	Separate Account and Annuity Product Guarantees
The following assumptions were used to determine the GMDB and GMIB liabilities as of December 31, 2017 and 2016:

•	100 stochastically generated investment performance scenarios.

•	Mean investment performance assumption of 6.5% in 2017 and 2016.

•	Volatility assumption of 13.4% in 2017 and 2016.

•
For 2017 and 2016, the mortality assumption is based on the Annuity 2000 mortality table for all variable products. The past mortality improvement is based on gender distinct mortality loads varying by attained age, and future mortality improvement factors are based on gender distinct projection scales varying by attained age and subject to grading factors.

•	Lapse rates vary by contract type and duration. As of December 31, 2017 and 2016, spike rates could approach 60% and 40%, respectively, with an ultimate rate around 15%.

•	Discount rates vary by contract type and equal an assumed long-term investment return (see mean investment performance assumption above), less the applicable mortality and expense rate.

•	GMIB contracts contain a dynamic lapse assumption. For example, if the contract is projected to have a large additional benefit, then it becomes less likely to lapse.
The following assumptions were used to determine the GMAB and GMWB liabilities as of December 31, 2017 and 2016:

•	1000 stochastically generated investment performance scenarios.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

•    Market volatility assumptions vary by fund type and grade from a current volatility number to long-term assumptions over one year as shown below:

	2017		2016
Fund index type	Current volatility	Long-term forward volatility	Current volatility	Long-term forward volatility
Large cap	13.4%	18.0%	16.3%	18.1%
Bond	3.4	3.9	3.4	3.9
International	13.7	21.2	16.8	21.4
Small cap	17.4	21.5	20.3	21.5

•
For 2017 and 2016, the mortality assumption is based on the Annuity 2000 mortality table for all variable products. The past mortality improvement is based on gender distinct mortality loads varying by attained age, and future mortality improvement factors are based on gender distinct projection scales varying by attained age and subject to grading factors.

•	Lapse rates vary by contract type and duration. As of December 31, 2017 and 2016, spike rates could approach 60% and 40%, respectively, with an ultimate rate around 15%.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Guaranteed minimum benefits for the respective years ended December 31 are summarized as follows (note that the amounts listed are not mutually exclusive, as many products contain multiple guarantees):

	2017			2016
	Account value	Net amount at risk	Weighted age (years)	Account value	Net amount at risk	Weighted age (years)
GMDB:
Return of premium	$2,108,179	1,143	64	1,816,268	7,444	63
Ratchet and return of premium	620,716	3,720	66	620,999	20,606	66
Reset	81,771	475	77	84,191	692	76
Total	$2,810,666	5,338		2,521,458	28,742
GMIB:
Return of premium	$6,632	113	69	7,717	133	68
Ratchet and rollup	116,275	16,403	66	128,150	25,900	65
Total	$122,907	16,516		135,867	26,033
GMAB:
Five years	$17,173	5	70	17,899	61	70
Target date retirement-7 year	42,606	12	65	44,589	69	64
Target date retirement-10 year	16,187	37	65	19,140	331	64
Target date with management levers	380,541	1,346	65	385,249	8,501	64
Total	$456,507	1,400		466,877	8,962
GMWB:
No living benefit	$61,262	—	68	61,926	—	68
Life benefit with optional reset	70,125	3,884	73	72,366	6,887	72
Life benefit with 8% rollup	27,283	4,380	72	28,562	6,286	70
Life benefit with management levers	1,461,444	214,731	62	1,386,689	265,514	61
Total	$1,620,114	222,995		1,549,543	278,687
The growth in account values has outpaced the growth in the net amount at risk in 2017 due to the increased market performance of the separate account.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

At December 31, variable annuity account balances were invested in separate account funds with the following investment objectives. Balances are presented at fair value:

Investment type	2017	2016
Bond	$306,145	310,976
Domestic equity	1,211,424	1,179,744
International equity	63,486	61,096
Specialty	694,010	665,294
Money market	24,621	37,065
Other	776	1,401
Total	$2,300,462	2,255,576
The following table summarizes the liabilities for variable contract guarantees that are reflected in the general account and shown in Account balances and future policy benefit reserves on the Balance Sheets:

	GMDB	GMIB	GMAB	GMWB	Totals
Balance as of December 31, 2015	$2,239	4,023	27,579	147,290	181,131
Incurred guaranteed benefits	528	(246)	(8,845)	(2,659)	(11,222)
Paid guaranteed benefits	(782)	(560)	(2,140)	—	(3,482)
Balance as of December 31, 2016	1,985	3,217	16,594	144,631	166,427
Incurred guaranteed benefits	260	(185)	(6,063)	(16,686)	(22,674)
Paid guaranteed benefits	(207)	(1,288)	(13)	—	(1,508)
Balance as of December 31, 2017	$2,038	1,744	10,518	127,945	142,245

(13)	Accident and Health Claim Reserves
Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2017, are appropriate, uncertainties in the reserving process could cause reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2017	2016	2015
Balance at January 1, net of reinsurance and investment contract recoverables of $544, $497, and $360, respectively	$3,877	3,504	2,136
Incurred related to:
Current year	2,026	1,504	2,173
Prior years	248	(361)	(154)
Total incurred	2,274	1,143	2,019
Paid related to:
Current year	85	85	42
Prior years	1,199	685	609
Total paid	1,284	770	651
Balance at December 31, net of reinsurance and investment contract recoverables of $622, $544, and $497, respectively	$4,867	3,877	3,504
Prior year incurred claim reserves for 2017 were unfavorable as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on individual LTC line of business. Prior year incurred claim reserves for 2016 reflect favorable development as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on LTC and group health lines of business.
Prior year incurred claims reserve for 2015 reflect favorable claim development with the group marketing and individual long term care lines of business.

(14)	Commitments and Contingencies
The Company is or may become subject to claims and lawsuits that arise in the ordinary course of business. In the opinion of management, the ultimate resolution of any such known litigation will not have a material adverse effect on the Company’s financial position.
The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.
The financial services industry, including mutual funds, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, is subject to close scrutiny by regulators, legislators, and the media.
Federal and state regulators, such as state insurance departments, state securities departments, the SEC, the Financial Industry Regulatory Authority, and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance and securities law. The Company is subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company.
It can be expected that annuity and life product designs and sales practices will be an ongoing source of regulatory scrutiny and enforcement actions, litigation, and rulemaking. Private litigation regarding sales practices is ongoing against a number of insurance companies.
These matters could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.
When evaluating litigation, claims, and assessments, management considers the nature of the litigation, progress of the case, opinions and views of legal counsel, as well as prior experience in similar cases. Management uses this information to assess whether a loss is probable and if the amount of loss can be reasonably estimated prior to making any accruals.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The Company leases office space and equipment from an affiliate (see further information in note 16). The future minimum lease payments required under operating leases are as follows:

2018	$24
2019	24
2020	13
2021	—
2022	—
2023 and beyond	—
Total	$61

(15)	Employee Benefit Plans
The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation (AZOAC). Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k), and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the Internal Revenue Service. The Company matches up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.
The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. All legal fees are paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $241, $228, and $205 in 2017, 2016, and 2015, respectively, toward the AAAP matching contributions and administration expenses.
In addition to the AAAP, the Company offers certain benefits to eligible employees, including a comprehensive medical, dental, and vision plan and a flexible spending plan.

(16)	Related-Party Transactions

(a)	Real Estate
The Company leases office space from Allianz Global Corporate and Specialty, an affiliate, pursuant to a sublease agreement. In connection with this agreement, the Company has incurred rent expense of $28, $27, and $27 in 2017, 2016, and 2015, respectively, which is included in General and administrative expenses within the Statements of Operations.

(b)	Service Fees
The Company incurred fees for services provided by Allianz Life of $9,892, $10,135, and $9,437 in 2017, 2016, and 2015, respectively. The Company’s liability for these expenses was $1,013 and $1,086 as of December 31, 2017 and 2016, respectively, and is included in Other liabilities on the Balance Sheets. On a quarterly basis, the outstanding amount is settled in cash.
The Company incurred fees for services provided by affiliated companies of $559, $491, and $272 in 2017, 2016, and 2015, respectively. The Company’s liability for these charges was $51 and $40 as of December 31, 2017 and 2016, respectively, and is included in Other liabilities on the Balance Sheets. On a quarterly basis, the outstanding amount is settled in cash.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The Company has an agreement with Allianz Investment Management LLC which has subsequent agreements with its affiliates Pacific Investment Management Company (PIMCO), Oppenheimer Capital LLC (OpCap), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company's separate account to holders of the Company's variable annuity products, and (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $1,042, $1,097, and $1,115 during 2017, 2016, and 2015, respectively, which is included in Fee, commission and other revenue in the Statements of Operations. At December 31, 2017 and 2016, $86 and $176, respectively, were included for these fees in Receivables on the Balance Sheets. Expenses incurred to these affiliates for management of sub-advised investment options were $0, $39, and $61 during 2017, 2016, and 2015, respectively, which are included in General and administrative expenses in the Statements of Operations.
The Company has incurred commission expense related to the distribution of variable annuity products from Allianz Life Financial Services, LLC, (ALFS), an affiliated company, in the amount of $22,711, $21,607, and $23,410 for the years ended December 31, 2017, 2016, and 2015, respectively. At December 31, 2017 and 2016, $1,854 and $1,747, respectively, was included for the expense in Other liabilities on the Balance Sheets.
The Company has an agreement with ALFS, whereby 12b-1 fees are assigned to the Company and Allianz Life. The Company has also agreed with Allianz Life to share in reimbursing ALFS for the net of ALFS reimbursed expenses over assigned revenues, exclusive of trading gains (losses). In the event that assigned revenues exceed reimbursed expenses, ALFS records a reimbursement to the Company and Allianz Life. The Company recorded revenue from this agreement of $4,357, $4,264, and $4,332 during 2017, 2016, and 2015, respectively. The Company recorded expenses related to this agreement of $4,237, $4,348, and $4,198 during 2017, 2016, and 2015, respectively.

(c)	Line of Credit Agreement
The Company has a line of credit agreement with its parent, Allianz Life, to provide liquidity, as needed. No amounts have been borrowed during the years ended December 31, 2017 and 2016.

(17)	Statutory Financial Data and Dividend Restrictions
Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in calculation in determining statutory policyholders’ surplus and gain from operations. Currently, these items include, among others, DAC, deferred taxes, receivables (which are more than 90 days past due), reinsurance, and certain investments. Additionally, account balances and future policy benefit reserves calculated for statutory reporting do not include provisions for withdrawals.
The Company’s statutory capital and surplus reported in the statutory annual statement filed with the State of New York as of December 31, 2017 and 2016 was $173,058 and $202,130, respectively. The Company’s net gain from operations reported in the statutory annual statement filed with the State of New York for the years end December 31, 2017 and 2016, was $34,435 and $58,324, respectively.
The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of 2017 and 2016 were in compliance with these requirements. The maximum amount of dividends that can be paid by New York insurance companies to stockholders without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with New York statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the greater of 10% of its beginning-of-the year statutory surplus, or its net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the preceding year. Based on these restrictions, ordinary dividends of $17,306 can be paid in 2018 without the approval of the Department. The Company paid no dividends in 2017, 2016 or 2015.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

Regulatory Risk-Based Capital
An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds as of December 31, 2017 and 2016.

(18)	Accumulated Other Comprehensive Income
Changes in AOCI, net of tax, by component consist of the following at December 31:

	2017	2016	2015
Net unrealized gain (loss) on securities:
Beginning balance	$7,197	5,000	16,656
OCI before reclassifications	5,600	2,216	(11,280)
Amounts reclassified from AOCI	210	(19)	(376)
Net OCI	5,810	2,197	(11,656)
Ending balance	$13,007	7,197	5,000
Reclassifications from AOCI, net of tax, consist of the following:

	Amounts reclassified from AOCI
	December 31,			Affected line item in the
AOCI	2017	2016	2015	Statements of Operations
Net unrealized gain (loss) on securities:
Available-for-sale securities	$(323)	30	578	Realized investment (losses) gains, net
Income tax expense (benefit)	(113)	11	202	Income tax expense (benefit)
Total amounts reclassified from AOCI	$(210)	19	376	Net (loss) income

(19)	Segment Information
The Company has organized its principal operations into the following segments: Individual Annuities and Other.
The Individual Annuities segment consists of variable, variable-indexed, fixed-indexed and fixed annuities, which are provided through independent distribution channels made up of independent and wholly-owned broker dealers, agents, and registered representatives. Revenues for the Company’s variable annuity products are primarily earned as management and expense fees charged on underlying account balances. Revenues for the Company’s fixed annuity products are primarily earned as net investment income on invested assets supporting fixed account balances, with profitability driven by the spread between net investment income earned and interest credited to account balances. The Company discontinued selling fixed-indexed and fixed annuity products and the block of business is in run off, however, in-force volumes are material and included within the Individual Annuities segment.
The Other segment consists of closed blocks of Life, LTC, and Special Markets products. The Special Markets products include individual and group annuity and life products, including whole and term life insurance. Although other products are part of the combined results, the Company does not allocate additional resources to these areas other than to maintain the operational support to its current customers.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

The Company does not maintain segregated investment portfolios for each segment. All Interest and similar income, net and Realized investment (losses) gains, net are allocated to the segments. Assets are only monitored at the individual company level, and as such, asset disclosures by segment are not included herein.
Segment results are reconciled to the Statements of Operations in the tables below:

	Year ended December 31, 2017
	Individual annuities	Other	Total
Revenue:
Premiums and policy fees, net	$73,506	3,169	76,675
Interest and similar income, net	28,834	2,448	31,282
Change in fair value of assets and liabilities	(45,436)	6	(45,430)
Realized investment (losses) gains, net	(307)	(16)	(323)
Fee, commission, and other revenue	7,071	—	7,071
Total revenue	63,668	5,607	69,275
Benefits and expenses:
Net benefits and expenses	1,869	5,892	7,761
General and administrative and commission	40,622	765	41,387
Change in deferred acquisition costs, net	7,543	1,443	8,986
Total benefits and expenses	50,034	8,100	58,134
Pretax income (loss)	$13,634	(2,493)	11,141

	Year ended December 31, 2016
	Individual annuities	Other	Total
Revenue:
Premiums and policy fees, net	$68,752	3,155	71,907
Interest and similar income, net	27,462	2,096	29,558
Change in fair value of assets and liabilities	(41,554)	—	(41,554)
Realized investment (losses) gains, net	(192)	(13)	(205)
Fee, commission, and other revenue	7,051	—	7,051
Total revenue	61,519	5,238	66,757
Benefits and expenses:
Net benefits and expenses	2,441	3,171	5,612
General and administrative and commission	39,355	593	39,948
Change in deferred acquisition costs, net	3,933	881	4,814
Total benefits and expenses	45,729	4,645	50,374
Pretax income (loss)	$15,790	593	16,383

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(In thousands, except security holdings quantities)

	Year ended December 31, 2015
	Individual annuities	Other	Total
Revenue:
Premiums and policy fees, net	$65,603	3,267	68,870
Interest and similar income, net	25,378	2,009	27,387
Change in fair value of assets and liabilities	11,374	(1)	11,373
Realized investment (losses) gains, net	549	34	583
Fee, commission, and other revenue	7,221	—	7,221
Total revenue	110,125	5,309	115,434
Benefits and expenses:
Net benefits and expenses	81,697	5,814	87,511
General and administrative and commission	41,145	647	41,792
Change in deferred acquisition costs, net	(8,687)	522	(8,165)
Total benefits and expenses	114,155	6,983	121,138
Pretax income (loss)	$(4,030)	(1,674)	(5,704)

(20)	Subsequent Events
No material subsequent events have occurred since December 31, 2017 through March 29, 2018, the date at which the financial statements were issued, that would require adjustment to the financial statements.

SCHEDULE I
ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Summary of Investments - Other than Investments in Related Parties
December 31, 2017
(In thousands)

Type of investment	Cost (1)	Fair value	Amount at which shown in the Balance Sheets
Fixed-maturity securities, available-for-sale:
U.S. government	$77,857	77,660	77,660
States and political subdivisions	10,502	11,005	11,005
Foreign government	2,984	2,933	2,933
Corporate securities	615,077	640,875	640,875
Mortgage-backed securities	259,748	258,750	258,750
Total fixed-maturity securities, available-for-sale	966,168	991,223	991,223
Equity securities, trading
Common stocks:
Industrial and miscellaneous	8,533	8,826	8,826
Total equity securities, trading	8,533	8,826	8,826
Other investments:
Short-term securities	32,454	32,454	32,454
Policy loans	400	400	400
Derivative assets	51,362	51,362	51,362
Total other investments	84,216	84,216	84,216
Total investments	$1,058,917	1,084,265	1,084,265

(1) The original cost of equity securities and other investments is reduced by impairments. The original cost of fixed-maturity securities is reduced by repayments and impairments adjusted for amortization of premiums and accrual discounts.

See accompanying Notes to the Financial Statements

SCHEDULE III
ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Supplementary Insurance Information
Years ended December 31, 2017, 2016, and 2015
(In thousands)

	As of December 31					Year ended December 31
	Deferred acquisition costs	Deferred sales inducements (1)	Account balances and future policy reserves	Unearned premiums	Policy and contract claims	Net premium and policy fees	Interest and similar income, net	Net benefits (2)	Net change in deferred sale inducements (3)	Net change in deferred acquisition costs (4)	Other operating expenses
2017:
Annuities	$120,485	18,049	1,063,175	—	—	73,506	28,834	110	1,759	7,543	40,622
Other	176	—	30,605	1,617	5,662	3,169	2,448	5,892	—	1,443	765
	$120,661	18,049	1,093,780	1,617	5,662	76,675	31,282	6,002	1,759	8,986	41,387
2016:
Annuities	$128,128	19,880	852,430	—	—	68,752	27,462	1,072	1,369	3,933	39,355
Other	1,740	—	26,821	1,652	4,771	3,155	2,096	3,171	—	881	593
	$129,868	19,880	879,251	1,652	4,771	71,907	29,558	4,243	1,369	4,814	39,948
2015:
Annuities	$131,754	21,148	738,333	—	—	65,603	25,378	81,285	412	(8,687)	41,145
Other	2,620	—	24,653	1,571	4,157	3,267	2,009	5,814	—	522	647
	$134,374	21,148	762,986	1,571	4,157	68,870	27,387	87,099	412	(8,165)	41,792

(1) Deferred sales inducements is located in Other assets on the Balance Sheets.
(2) Excludes net change in deferred sales inducements.
(3) See note 10 for aggregate gross amortization of deferred sales inducements.
(4) See note 9 for aggregate gross amortization of deferred acquisition costs.

See accompanying Notes to the Financial Statements

SCHEDULE IV
ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Reinsurance
Years end December 31, 2017, 2016, 2015
(In thousands)

Years ended	Direct amount	Ceded to other companies	Assumed from other companies	Net Amount	Percentage of amount assumed to net
December 31, 2017:
Life insurance face amount in force	$59,398	50,925	—	8,473	—%
Premiums and policy fees:
Life	$920	781	—	139	—%
Annuities	73,506	—	—	73,506	—
Accident and health	3,513	483	—	3,030	—
Total premiums and policy fees	$77,939	1,264	—	76,675	—%
December 31, 2016:
Life insurance face amount in force	$66,299	57,082	—	9,217	—%
Premiums and policy fees:
Life	$1,025	836	—	189	—%
Annuities	68,752	—	—	68,752	—
Accident and health	3,459	493	—	2,966	—
Total premiums and policy fees	$73,236	1,329	—	71,907	—%
December 31, 2015:
Life insurance face amount in force	$71,620	61,791	—	9,829	—%
Premiums and policy fees:
Life	$1,144	842	—	302	—%
Annuities	65,603	—	—	65,603	—
Accident and health	3,470	505	—	2,965	—
Total premiums and policy fees	$70,217	1,347	—	68,870	—%

See accompanying Notes to the Financial Statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

of

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements

December 31, 2017

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG LLP 4200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Allianz Life Insurance Company of New York and

Contractholders of Allianz Life of NY Variable Account C:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the sub-accounts listed in the Appendix that comprise the Allianz Life of NY Variable Account C (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or periods listed in the Appendix and changes in net assets for each of the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 7 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year or periods listed in the Appendix and the changes in its net assets for each of the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 7, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 1991.

Minneapolis, Minnesota

March 26, 2018

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

Appendix

Statement of assets and liabilities as of December 31, 2017, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

Allianz NFJ Dividend Value VIT Portfolio	Franklin Founding Funds Allocation VIP Fund
AZL Balanced Index Strategy Fund	Franklin Income VIP Fund
AZL DFA Multi-Strategy Fund	Franklin Mutual Shares VIP Fund
AZL Enhanced Bond Index Fund	Franklin Rising Dividends VIP Fund
AZL Gateway Fund	Franklin Strategic Income VIP Fund
AZL Government Money Market Fund(1)	Franklin U.S. Government Securities VIP Fund
AZL International Index Fund Class 2	Invesco V.I. American Value Fund
AZL MetWest Total Return Bond Fund	Invesco V.I. Balanced-Risk Allocation Fund
AZL Mid Cap Index Fund Class 2	Ivy VIP Asset Strategy Portfolio(1)
AZL Moderate Index Strategy Fund(1)	Ivy VIP Energy Portfolio(1)
AZL Morgan Stanley Global Real Estate Fund Class 2	Ivy VIP Growth Portfolio(1)
AZL MSCI Emerging Markets Equity Index Class 1(1)	Ivy VIP Mid Cap Growth Portfolio(1)
AZL MSCI Emerging Markets Equity Index Class 2(1)	Ivy VIP Natural Resources Portfolio(1)
AZL MSCI Global Equity Index Fund(1)	Ivy VIP Science and Technology Portfolio(1)
AZL MVP Balanced Index Strategy Fund	JPMorgan Insurance Trust Core Bond Portfolio
AZL MVP BlackRock Global Strategy Plus Fund(1)	Lazard Retirement International Equity Portfolio
AZL MVP DFA Multi-Strategy Fund	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
AZL MVP Fusion Dynamic Balanced Fund(1)	MFS VIT II International Value Portfolio
AZL MVP Fusion Dynamic Conservative Fund(1)	MFS VIT Total Return Bond Portfolio
AZL MVP Fusion Dynamic Moderate Fund(1)	MFS VIT Utilities Portfolio
AZL MVP Growth Index Strategy Fund	Oppenheimer Global Multi-Alternatives Fund/VA
AZL MVP Moderate Index Strategy Fund(1)	Oppenheimer Global Strategic Income Fund/VA
AZL MVP Pyramis Multi Strategy Fund(1)	Oppenheimer International Growth Fund/VA
AZL MVP T. Rowe Price Capital Appreciation Plus Fund(1)	PIMCO VIT All Asset Portfolio
AZL Pyramis Multi Strategy Fund(1)	PIMCO VIT Balanced Allocation Portfolio(1)
AZL Pyramis Total Bond Fund Class 2	PIMCO VIT CommodityRealReturn Strategy Portfolio
AZL Russell 1000 Growth Index Fund Class 2	PIMCO VIT Emerging Markets Bond Portfolio
AZL Russell 1000 Value Index Fund Class 2	PIMCO VIT Global Bond Portfolio
AZL S&P 500 Index Fund	PIMCO VIT Global Core Bond(Hedged) Portfolio(1)
AZL Small Cap Stock Index Fund Class 2	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
AZL T. Rowe Price Capital Appreciation Fund	PIMCO VIT High Yield Portfolio
BlackRock Equity Dividend V.I. Fund	PIMCO VIT Low Duration Portfolio
BlackRock Global Allocation V.I. Fund	PIMCO VIT Real Return Portfolio
ClearBridge Variable Aggressive Growth Portfolio	PIMCO VIT StocksPLUS Global Portfolio(1)
Columbia Variable Portfolio – Seligman Global Technology Fund	PIMCO VIT Total Return Portfolio
Davis VA Financial Portfolio	PIMCO VIT Unconstrained Bond Portfolio
Dreyfus VIF Appreciation Portfolio	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
Eaton Vance VT Floating-Rate Income Fund	RCM Dynamic Multi-Asset Plus VIT Portfolio
Fidelity VIP Emerging Markets Portfolio	T. Rowe Price Blue Chip Growth Portfolio
Fidelity VIP FundsManager 50% Portfolio	T. Rowe Price Equity Income Portfolio
Fidelity VIP FundsManager 60% Portfolio	T. Rowe Price Health Sciences Portfolio
Fidelity VIP Mid Cap Portfolio	Templeton Global Bond VIP Fund
Fidelity VIP Strategic Income Portfolio	Templeton Growth VIP Fund

(1)	See Note 2 to the financial statements for the former name of the fund.

(Continued)

Appendix

Statement of assets and liabilities as of December 31, 2017, the related statement of operations for the year then ended, and the statements of changes in net assets for the year ended December 31, 2017 and the period from October 14, 2016 (inception) to December 31, 2016.

AZL International Index Fund Class 1

AZL Mid Cap Index Fund Class 1

AZL Morgan Stanley Global Real Estate Fund Class 1

AZL Pyramis Total Bond Fund Class 1

AZL Russell 1000 Growth Index Fund Class 1

AZL Russell 1000 Value Index Fund Class 1

AZL Small Cap Stock Index Fund Class 1

Statement of assets and liabilities as of December 31, 2017, and the related statements of operations and changes in net assets for the period from May 1, 2017 (inception) to December 31, 2017.

PIMCO VIT Long-Term U.S. Government Portfolio

Statement of assets and liabilities as of December 31, 2017, and the related statements of operations and changes in net assets for the period from October 16, 2017 (inception) to December 31, 2017.

AZL DFA Five-Year Global Fixed Income Fund

Statement of changes in net assets for the period from January 1, 2016 to October 14, 2016 (merger or replacement date).

Alger American Capital Appreciation Portfolio

Alger American LargeCap Growth Portfolio

Alger American MidCap Growth Portfolio

Alger American SmallCap Growth Portfolio

Columbia Variable Portfolio – Select Smaller Cap Value Fund

Davis VA Value Portfolio

Franklin Global Real Estate VIP Fund

Franklin Growth and Income VIP Fund

Franklin Large Cap Growth VIP Fund

Franklin Small Cap Value VIP Fund

Franklin Small Mid Cap Growth VIP Fund

Invesco V.I. American Franchise Fund

Invesco V.I. Core Equity Fund

Jennison Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

Oppenheimer Global Fund/VA

Oppenheimer Main Street Fund/VA

SP International Growth Portfolio

Templeton Foreign VIP Fund

Statement of changes in net assets for the period from January 1, 2016 to October 21, 2016 (merger or replacement date).

AZL BlackRock Capital Appreciation Fund

AZL Boston Company Research Growth Fund

AZL Invesco International Equity Fund

AZL JPMorgan International Opportunities Fund

AZL JPMorgan U.S. Equity Fund

AZL MFS Investors Trust Fund

AZL MVP Fusion Growth Fund

Statement of changes in net assets for the period from January 1, 2016 to October 28, 2016 (merger or replacement date).

AZL Federated Clover Small Value Fund

AZL Invesco Growth and Income Fund

AZL MFS Mid Cap Value Fund

AZL MFS Value Fund

AZL Multi Manager Mid Cap Growth Fund

AZL Oppenheimer Discovery Fund

Franklin High Income VIP Fund

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2017

(In thousands)

	Allianz NFJ Dividend Value VIT Portfolio	AZL Balanced Index Strategy Fund	AZL DFA Five-Year Global Fixed Income Fund	AZL DFA Multi- Strategy Fund	AZL Enhanced Bond Index Fund	AZL Gateway Fund
Assets:
Investments at Net Asset Value	$315	$29,984	$156	$106,996	$3,060	$9,743

Total Assets	315	29,984	156	106,996	3,060	9,743

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	315	29,984	156	106,996	3,060	9,743

Net Assets:
Contracts in Accumulation Period	315	29,984	156	106,996	3,060	9,743
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Net Assets	$315	$29,984	$156	$106,996	$3,060	$9,743

Investment Shares	35	1,835	16	7,540	281	731
Investments at Cost	$374	$26,196	$157	$105,089	$3,084	$8,038

	AZL Government Money Market Fund	AZL International Index Fund Class 1	AZL International Index Fund Class 2	AZL MetWest Total Return Bond Fund	AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2
Assets:
Investments at Net Asset Value	$31,519	$6,481	$30,968	$1,850	$2,520	$33,928

Total Assets	31,519	6,481	30,968	1,850	2,520	33,928

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	31,519	6,481	30,968	1,850	2,520	33,928

Net Assets:
Contracts in Accumulation Period	31,496	6,430	30,968	1,850	2,498	33,928
Contracts in Annuity Payment Period	23	51	—	—	22	—

Total Net Assets	$31,519	$6,481	$30,968	$1,850	$2,520	$33,928

Investment Shares	31,519	527	1,790	181	224	1,446
Investments at Cost	$31,519	$5,291	$25,798	$1,849	$2,252	$28,975

See accompanying notes to financial statements	(Continued)
5

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2017

(In thousands)

	AZL Moderate Index Strategy Fund	AZL Morgan Stanley Global Real Estate Fund Class 1	AZL Morgan Stanley Global Real Estate Fund Class 2	AZL MSCI Emerging Markets Equity Index Class 1	AZL MSCI Emerging Markets Equity Index Class 2	AZL MSCI Global Equity Index Fund
Assets:
Investments at Net Asset Value	$40,855	$2,257	$3,428	$851	$6,021	$644

Total Assets	40,855	2,257	3,428	851	6,021	644

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	40,855	2,257	3,428	851	6,021	644

Net Assets:
Contracts in Accumulation Period	40,855	2,241	3,428	851	6,021	644
Contracts in Annuity Payment Period	—	16	—	—	—	—

Total Net Assets	$40,855	$2,257	$3,428	$851	$6,021	$644

Investment Shares	3,072	232	330	97	686	57
Investments at Cost	$42,494	$2,302	$3,194	$475	$4,929	$598

	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Strategy Plus Fund	AZL MVP DFA Multi- Strategy Fund	AZL MVP Fusion Dynamic Balanced Fund	AZL MVP Fusion Dynamic Conservative Fund	AZL MVP Fusion Dynamic Moderate Fund
Assets:
Investments at Net Asset Value	$39,794	$97,713	$5,028	$95,628	$24,160	$247,790

Total Assets	39,794	97,713	5,028	95,628	24,160	247,790

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	39,794	97,713	5,028	95,628	24,160	247,790

Net Assets:
Contracts in Accumulation Period	39,794	97,713	5,028	95,628	24,160	247,790
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Net Assets	$39,794	$97,713	$5,028	$95,628	$24,160	$247,790

Investment Shares	2,974	7,761	433	8,029	1,975	20,701
Investments at Cost	$36,307	$89,230	$4,480	$93,860	$23,875	$237,815

See accompanying notes to financial statements	(Continued)
6

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2017

(In thousands)

	AZL MVP Growth Index Strategy Fund	AZL MVP Moderate Index Strategy Fund	AZL MVP Pyramis Multi- Strategy Fund	AZL MVP T. Rowe Price Capital Appreciation Plus Fund	AZL Pyramis Multi- Strategy Fund	AZL Pyramis Total Bond Fund Class 1
Assets:
Investments at Net Asset Value	$268,316	$63,013	$32,325	$119,973	$29,386	$2,113

Total Assets	268,316	63,013	32,325	119,973	29,386	2,113

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	268,316	63,013	32,325	119,973	29,386	2,113

Net Assets:
Contracts in Accumulation Period	268,316	63,013	32,325	119,973	29,386	2,107
Contracts in Annuity Payment Period	—	—	—	—	—	6

Total Net Assets	$268,316	$63,013	$32,325	$119,973	$29,386	$2,113

Investment Shares	17,244	4,292	2,737	9,439	2,201	212
Investments at Cost	$230,448	$57,503	$32,662	$105,945	$26,667	$2,121

	AZL Pyramis Total Bond Fund Class 2	AZL Russell 1000 Growth Index Fund Class 1	AZL Russell 1000 Growth Index Fund Class 2	AZL Russell 1000 Value Index Fund Class 1	AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund
Assets:
Investments at Net Asset Value	$21,226	$3,145	$31,450	$13,915	$21,474	$54,041

Total Assets	21,226	3,145	31,450	13,915	21,474	54,041

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	21,226	3,145	31,450	13,915	21,474	54,041

Net Assets:
Contracts in Accumulation Period	21,226	3,132	31,450	13,713	21,474	54,017
Contracts in Annuity Payment Period	—	13	—	202	—	24

Total Net Assets	$21,226	$3,145	$31,450	$13,915	$21,474	$54,041

Investment Shares	2,075	268	2,068	1,307	1,584	3,350
Investments at Cost	$21,211	$2,707	$27,090	$13,076	$20,005	$43,292

See accompanying notes to financial statements	(Continued)
7

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2017

(In thousands)

	AZL Small Cap Stock Index Fund Class 1	AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund	ClearBridge Variable Aggressive Growth Portfolio
Assets:
Investments at Net Asset Value	$719	$20,028	$25,709	$—	$98,651	$72

Total Assets	719	20,028	25,709	—	98,651	72

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	719	20,028	25,709	—	98,651	72

Net Assets:
Contracts in Accumulation Period	719	20,028	25,691	—	98,651	72
Contracts in Annuity Payment Period	—	—	18	—	—	—

Total Net Assets	$719	$20,028	$25,709	$—	$98,651	$72

Investment Shares	62	1,346	1,426	—	6,648	3
Investments at Cost	$622	$16,679	$21,198	$—	$94,321	$83

	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating- Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio
Assets:
Investments at Net Asset Value	$21	$1,626	$—	$239	$29	$2,863

Total Assets	21	1,626	—	239	29	2,863

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	21	1,626	—	239	29	2,863

Net Assets:
Contracts in Accumulation Period	21	1,626	—	239	29	2,863
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Net Assets	$21	$1,626	$—	$239	$29	$2,863

Investment Shares	1	105	—	26	2	212
Investments at Cost	$18	$1,322	$—	$241	$22	$2,382

See accompanying notes to financial statements	(Continued)
8

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2017

(In thousands)

	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio	Franklin Founding Funds Allocation VIP Fund	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund
Assets:
Investments at Net Asset Value	$12,009	$45	$16	$7,103	$145,936	$20,909

Total Assets	12,009	45	16	7,103	145,936	20,909

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	12,009	45	16	7,103	145,936	20,909

Net Assets:
Contracts in Accumulation Period	12,009	45	16	7,103	145,782	20,883
Contracts in Annuity Payment Period	—	—	—	—	154	26

Total Net Assets	$12,009	$45	$16	$7,103	$145,936	$20,909

Investment Shares	963	1	1	961	9,006	1,024
Investments at Cost	$10,516	$39	$16	$6,816	$137,858	$18,716

	Franklin Rising Dividends VIP Fund	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced- Risk Allocation Fund	Ivy VIP Asset Strategy Portfolio
Assets:
Investments at Net Asset Value	$17,563	$—	$30,572	$24	$—	$—

Total Assets	17,563	—	30,572	24	—	—

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	17,563	—	30,572	24	—	—

Net Assets:
Contracts in Accumulation Period	17,452	—	30,552	24	—	—
Contracts in Annuity Payment Period	111	—	20	—	—	—

Total Net Assets	$17,563	$—	$30,572	$24	$—	$—

Investment Shares	606	—	2,523	1	—	—
Investments at Cost	$11,346	$—	$32,085	$27	$—	$—

See accompanying notes to financial statements	(Continued)
9

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2017

(In thousands)

	Ivy VIP Energy Portfolio	Ivy VIP Growth Portfolio	Ivy VIP Mid Cap Growth Portfolio	Ivy VIP Natural Resources Portfolio	Ivy VIP Science and Technology Portfolio	JPMorgan Insurance Trust Core Bond Portfolio
Assets:
Investments at Net Asset Value	$—	$—	$—	$—	$—	$1,203

Total Assets	—	—	—	—	—	1,203

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	—	—	—	—	—	1,203

Net Assets:
Contracts in Accumulation Period	—	—	—	—	—	1,203
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Net Assets	$—	$—	$—	$—	$—	$1,203

Investment Shares	—	—	—	—	—	111
Investments at Cost	$—	$—	$—	$—	$—	$1,212

	Lazard Retirement International Equity Portfolio	Lazard Retirement U.S. Small- Mid Cap Equity Portfolio	MFS VIT II International Value Portfolio	MFS VIT Total Return Bond Portfolio	MFS VIT Utilities Portfolio	Oppenheimer Global Multi- Alternatives Fund/VA
Assets:
Investments at Net Asset Value	$—	$11	$11	$4,115	$5	$—

Total Assets	—	11	11	4,115	5	—

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	—	11	11	4,115	5	—

Net Assets:
Contracts in Accumulation Period	—	11	11	4,115	5	—
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Net Assets	$—	$11	$11	$4,115	$5	$—

Investment Shares	—	1	—	317	—	—
Investments at Cost	$—	$10	$8	$4,155	$5	$—

See accompanying notes to financial statements	(Continued)
10

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2017

(In thousands)

	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA	PIMCO VIT All Asset Portfolio	PIMCO VIT Balanced Allocation Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio
Assets:
Investments at Net Asset Value	$211	$17	$33,997	$13,524	$2,579	$10,486

Total Assets	211	17	33,997	13,524	2,579	10,486

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	211	17	33,997	13,524	2,579	10,486

Net Assets:
Contracts in Accumulation Period	211	17	33,997	13,524	2,579	10,486
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Net Assets	$211	$17	$33,997	$13,524	$2,579	$10,486

Investment Shares	41	6	3,133	1,260	360	798
Investments at Cost	$222	$16	$33,688	$12,165	$4,273	$10,688

	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Core Bond(Hedged) Portfolio	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Long-Term U.S. Government Portfolio	PIMCO VIT Low Duration Portfolio
Assets:
Investments at Net Asset Value	$4,528	$8,891	$18,336	$88,177	$33	$60

Total Assets	4,528	8,891	18,336	88,177	33	60

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	4,528	8,891	18,336	88,177	33	60

Net Assets:
Contracts in Accumulation Period	4,528	8,891	18,336	88,177	33	60
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Net Assets	$4,528	$8,891	$18,336	$88,177	$33	$60

Investment Shares	368	939	1,429	11,204	3	6
Investments at Cost	$4,753	$9,001	$17,552	$87,753	$33	$62

See accompanying notes to financial statements	(Continued)
11

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2017

(In thousands)

	PIMCO VIT Real Return Portfolio	PIMCO VIT StocksPLUS Global Portfolio	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	QS Legg Mason Dynamic Multi- Strategy VIT Portfolio	RCM Dynamic Multi- Asset Plus VIT Portfolio
Assets:
Investments at Net Asset Value	$37,752	$12,110	$91,908	$20,609	$—	$1,711

Total Assets	37,752	12,110	91,908	20,609	—	1,711

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	37,752	12,110	91,908	20,609	—	1,711

Net Assets:
Contracts in Accumulation Period	37,752	12,088	91,908	20,609	—	1,711
Contracts in Annuity Payment Period	—	22	—	—	—	—

Total Net Assets	$37,752	$12,110	$91,908	$20,609	$—	$1,711

Investment Shares	3,040	1,266	8,401	1,955	—	170
Investments at Cost	$40,043	$12,317	$93,269	$20,153	$—	$1,653

	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund	Total All Funds
Assets:
Investments at Net Asset Value	$53	$46	$9	$79,365	$13,354	$2,309,301

Total Assets	53	46	9	79,365	13,354	2,309,301

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	53	46	9	79,365	13,354	2,309,301

Net Assets:
Contracts in Accumulation Period	53	46	9	79,335	13,336	2,308,545
Contracts in Annuity Payment Period	—	—	—	30	18	756

Total Net Assets	$53	$46	$9	$79,365	$13,354	$2,309,301

Investment Shares	2	2	—	4,804	833	204,615
Investments at Cost	$35	$45	$8	$85,376	$10,754	$2,164,464

See accompanying notes to financial statements
12

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2017

(In thousands)

	Allianz NFJ Dividend Value VIT Portfolio	AZL Balanced Index Strategy Fund	AZL DFA Five-Year Global Fixed Income Fund (A)	AZL DFA Multi- Strategy Fund	AZL Enhanced Bond Index Fund	AZL Gateway Fund
Investment Income:
Dividends Reinvested in Fund Shares	$105	$680	$—	$841	$26	$97

Expenses:
Mortality and Expense Risk and Administrative Charges	5	544	—	1,791	41	150

Investment Income (Loss), Net	100	136	—	(950)	(15)	(53)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	1,434	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	(6)	775	—	(676)	(3)	150

Realized Gains (Losses) on Investments, Net	(6)	2,209	—	(676)	(3)	150

Net Change in Unrealized Appreciation (Depreciation) on Investments	(52)	443	(1)	12,911	59	634

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(58)	2,652	(1)	12,235	56	784

Net Increase (Decrease) in Net Assets From Operations	$42	$2,788	$(1)	$11,285	$41	$731

	AZL Government Money Market Fund	AZL International Index Fund Class 1	AZL International Index Fund Class 2	AZL MetWest Total Return Bond Fund	AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2
Investment Income:
Dividends Reinvested in Fund Shares	$14	$83	$270	$23	$27	$157

Expenses:
Mortality and Expense Risk and Administrative Charges	554	96	634	23	37	662

Investment Income (Loss), Net	(540)	(13)	(364)	—	(10)	(505)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	2	69	236	4	267	1,723
Realized Gains (Losses) on Sales of Investments, Net	—	89	819	(2)	55	961

Realized Gains (Losses) on Investments, Net	2	158	1,055	2	322	2,684

Net Change in Unrealized Appreciation (Depreciation) on Investments	—	1,149	5,421	22	44	2,198

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	2	1,307	6,476	24	366	4,882

Net Increase (Decrease) in Net Assets From Operations	$(538)	$1,294	$6,112	$24	$356	$4,377

See accompanying notes to financial statements	(Continued)
13

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2017

(In thousands)

	AZL Moderate Index Strategy Fund	AZL Morgan Stanley Global Real Estate Fund Class 1	AZL Morgan Stanley Global Real Estate Fund Class 2	AZL MSCI Emerging Markets Equity Index Class 1	AZL MSCI Emerging Markets Equity Index Class 2	AZL MSCI Global Equity Index Fund
Investment Income:
Dividends Reinvested in Fund Shares	$853	$91	$128	$5	$23	$11

Expenses:
Mortality and Expense Risk and Administrative Charges	725	31	83	12	140	6

Investment Income (Loss), Net	128	60	45	(7)	(117)	5

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	9,227	180	257	22	137	—
Realized Gains (Losses) on Sales of Investments, Net	605	—	64	80	164	—

Realized Gains (Losses) on Investments, Net	9,832	180	321	102	301	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,469)	(57)	(125)	166	1,465	72

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	4,363	123	196	268	1,766	72

Net Increase (Decrease) in Net Assets From Operations	$4,491	$183	$241	$261	$1,649	$77

	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Strategy Plus Fund	AZL MVP DFA Multi- Strategy Fund	AZL MVP Fusion Dynamic Balanced Fund	AZL MVP Fusion Dynamic Conservative Fund	AZL MVP Fusion Dynamic Moderate Fund
Investment Income:
Dividends Reinvested in Fund Shares	$725	$368	$20	$1,620	$464	$3,855

Expenses:
Mortality and Expense Risk and Administrative Charges	602	1,447	69	1,682	409	4,004

Investment Income (Loss), Net	123	(1,079)	(49)	(62)	55	(149)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,475	—	5	8,713	1,055	19,486
Realized Gains (Losses) on Sales of Investments, Net	891	479	104	779	96	2,171

Realized Gains (Losses) on Investments, Net	2,366	479	109	9,492	1,151	21,657

Net Change in Unrealized Appreciation (Depreciation) on Investments	1,277	9,573	399	194	685	6,846

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	3,643	10,052	508	9,686	1,836	28,503

Net Increase (Decrease) in Net Assets From Operations	$3,766	$8,973	$459	$9,624	$1,891	$28,354

See accompanying notes to financial statements	(Continued)
14

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2017

(In thousands)

	AZL MVP Growth Index Strategy Fund	AZL MVP Moderate Index Strategy Fund	AZL MVP Pyramis Multi- Strategy Fund	AZL MVP T. Rowe Price Capital Appreciation Plus Fund	AZL Pyramis Multi- Strategy Fund	AZL Pyramis Total Bond Fund Class 1
Investment Income:
Dividends Reinvested in Fund Shares	$2,843	$1,013	$422	$1,345	$—	$54

Expenses:
Mortality and Expense Risk and Administrative Charges	3,970	940	484	1,637	489	31

Investment Income (Loss), Net	(1,127)	73	(62)	(292)	(489)	23

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	8,931	1,410	—	1,984	983	—
Realized Gains (Losses) on Sales of Investments, Net	2,962	460	(299)	1,358	275	—

Realized Gains (Losses) on Investments, Net	11,893	1,870	(299)	3,342	1,258	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	21,809	4,720	3,176	9,304	1,880	45

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	33,702	6,590	2,877	12,646	3,138	45

Net Increase (Decrease) in Net Assets From Operations	$32,575	$6,663	$2,815	$12,354	$2,649	$68

	AZL Pyramis Total Bond Fund Class 2	AZL Russell 1000 Growth Index Fund Class 1	AZL Russell 1000 Growth Index Fund Class 2	AZL Russell 1000 Value Index Fund Class 1	AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund
Investment Income:
Dividends Reinvested in Fund Shares	$519	$12	$79	$125	$144	$506

Expenses:
Mortality and Expense Risk and Administrative Charges	366	45	616	198	430	1,081

Investment Income (Loss), Net	153	(33)	(537)	(73)	(286)	(575)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	356	2,729	1,684	2,086	2,466
Realized Gains (Losses) on Sales of Investments, Net	—	101	882	170	441	2,765

Realized Gains (Losses) on Investments, Net	—	457	3,611	1,854	2,527	5,231

Net Change in Unrealized Appreciation (Depreciation) on Investments	405	351	4,274	(209)	13	5,007

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	405	808	7,885	1,645	2,540	10,238

Net Increase (Decrease) in Net Assets From Operations	$558	$775	$7,348	$1,572	$2,254	$9,663

See accompanying notes to financial statements	(Continued)
15

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2017

(In thousands)

	AZL Small Cap Stock Index Fund Class 1	AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund	ClearBridge Variable Aggressive Growth Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$5	$97	$346	$—	$1,259	$—

Expenses:
Mortality and Expense Risk and Administrative Charges	13	452	544	—	1,707	—

Investment Income (Loss), Net	(8)	(355)	(198)	—	(448)	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	65	1,351	941	—	1,134	5
Realized Gains (Losses) on Sales of Investments, Net	23	787	1,527	—	459	—

Realized Gains (Losses) on Investments, Net	88	2,138	2,468	—	1,593	5

Net Change in Unrealized Appreciation (Depreciation) on Investments	(1)	164	779	—	10,391	6

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	87	2,302	3,247	—	11,984	11

Net Increase (Decrease) in Net Assets From Operations	$79	$1,947	$3,049	$—	$11,536	$11

	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating- Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$—	$11	$—	$8	$—	$28

Expenses:
Mortality and Expense Risk and Administrative Charges	—	38	—	1	—	63

Investment Income (Loss), Net	—	(27)	—	7	—	(35)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	5	136	—	—	—	17
Realized Gains (Losses) on Sales of Investments, Net	—	70	—	—	—	309

Realized Gains (Losses) on Investments, Net	5	206	—	—	—	326

Net Change in Unrealized Appreciation (Depreciation) on Investments	—	90	—	—	9	161

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	5	296	—	—	9	487

Net Increase (Decrease) in Net Assets From Operations	$5	$269	$—	$7	$9	$452

See accompanying notes to financial statements	(Continued)
16

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2017

(In thousands)

	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio	Franklin Founding Funds Allocation VIP Fund	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund
Investment Income:
Dividends Reinvested in Fund Shares	$110	$—	$—	$193	$6,092	$510

Expenses:
Mortality and Expense Risk and Administrative Charges	187	—	—	184	2,322	431

Investment Income (Loss), Net	(77)	—	—	9	3,770	79

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	245	2	—	297	—	907
Realized Gains (Losses) on Sales of Investments, Net	258	—	—	47	715	669

Realized Gains (Losses) on Investments, Net	503	2	—	344	715	1,576

Net Change in Unrealized Appreciation (Depreciation) on Investments	1,216	6	—	317	6,542	(243)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	1,719	8	—	661	7,257	1,333

Net Increase (Decrease) in Net Assets From Operations	$1,642	$8	$—	$670	$11,027	$1,412

	Franklin Rising Dividends VIP Fund	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced- Risk Allocation Fund	Ivy VIP Asset Strategy Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$287	$—	$836	$—	$—	$—

Expenses:
Mortality and Expense Risk and Administrative Charges	289	—	532	—	—	—

Investment Income (Loss), Net	(2)	—	304	—	—	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	620	—	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	835	—	(273)	(2)	—	—

Realized Gains (Losses) on Investments, Net	1,455	—	(273)	(2)	—	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	1,518	—	(124)	4	—	—

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	2,973	—	(397)	2	—	—

Net Increase (Decrease) in Net Assets From Operations	$2,971	$—	$(93)	$2	$—	$—

See accompanying notes to financial statements	(Continued)
17

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2017

(In thousands)

	Ivy VIP Energy Portfolio	Ivy VIP Growth Portfolio	Ivy VIP Mid Cap Growth Portfolio	Ivy VIP Natural Resources Portfolio	Ivy VIP Science and Technology Portfolio	JPMorgan Insurance Trust Core Bond Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$—	$—	$—	$24

Expenses:
Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	16

Investment Income (Loss), Net	—	—	—	—	—	8

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	—	—	—	—	—	(3)

Realized Gains (Losses) on Investments, Net	—	—	—	—	—	(3)

Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	—	—	—	12

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	—	—	—	—	—	9

Net Increase (Decrease) in Net Assets From Operations	$—	$—	$—	$—	$—	$17

	Lazard Retirement International Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	MFS VIT II International Value Portfolio	MFS VIT Total Return Bond Portfolio	MFS VIT Utilities Portfolio	Oppenheimer Global Multi- Alternatives Fund/VA
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$—	$120	$—	$—

Expenses:
Mortality and Expense Risk and Administrative Charges	—	—	—	55	—	—

Investment Income (Loss), Net	—	—	—	65	—	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	1	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	—	—	—	(7)	—	—

Realized Gains (Losses) on Investments, Net	—	1	—	(7)	—	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	2	40	—	—

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	—	1	2	33	—	—

Net Increase (Decrease) in Net Assets From Operations	$—	$1	$2	$98	$—	$—

See accompanying notes to financial statements	(Continued)
18

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2017

(In thousands)

	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA	PIMCO VIT All Asset Portfolio	PIMCO VIT Balanced Allocation Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$6	$—	$1,581	$96	$294	$579

Expenses:
Mortality and Expense Risk and Administrative Charges	5	—	561	206	59	196

Investment Income (Loss), Net	1	—	1,020	(110)	235	383

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	(4)	—	(62)	76	(382)	(74)

Realized Gains (Losses) on Investments, Net	(4)	—	(62)	76	(382)	(74)

Net Change in Unrealized Appreciation (Depreciation) on Investments	13	3	2,865	1,634	139	591

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	9	3	2,803	1,710	(243)	517

Net Increase (Decrease) in Net Assets From Operations	$10	$3	$3,823	$1,600	$(8)	$900

	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Core Bond(Hedged) Portfolio	PIMCO VIT Global Multi- Asset Managed Allocation Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Long-Term U.S. Government Portfolio (A)	PIMCO VIT Low Duration Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$90	$125	$412	$4,286	$—	$1

Expenses:
Mortality and Expense Risk and Administrative Charges	89	136	302	1,400	—	—

Investment Income (Loss), Net	1	(11)	110	2,886	—	1

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	(43)	(27)	3	102	—	—

Realized Gains (Losses) on Investments, Net	(43)	(27)	3	102	—	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	338	269	2,034	1,229	—	—

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	295	242	2,037	1,331	—	—

Net Increase (Decrease) in Net Assets From Operations	$296	$231	$2,147	$4,217	$—	$1

See accompanying notes to financial statements	(Continued)
19

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year or periods ended December 31, 2017

(In thousands)

	PIMCO VIT Real Return Portfolio	PIMCO VIT StocksPLUS Global Portfolio	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	QS Legg Mason Dynamic Multi- Strategy VIT Portfolio	RCM Dynamic Multi- Asset Plus VIT Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$914	$417	$1,883	$360	$—	$22

Expenses:
Mortality and Expense Risk and Administrative Charges	639	246	1,548	326	—	23

Investment Income (Loss), Net	275	171	335	34	—	(1)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—	—	106
Realized Gains (Losses) on Sales of Investments, Net	(343)	(252)	(267)	53	—	25

Realized Gains (Losses) on Investments, Net	(343)	(252)	(267)	53	—	131

Net Change in Unrealized Appreciation (Depreciation) on Investments	808	2,408	2,880	620	—	38

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	465	2,156	2,613	673	—	169

Net Increase (Decrease) in Net Assets From Operations	$740	$2,327	$2,948	$707	$—	$168

	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund	Total All Funds
Investment Income:
Dividends Reinvested in Fund Shares	$—	$1	$—	$—	$229	$38,770

Expenses:
Mortality and Expense Risk and Administrative Charges	—	—	—	1,312	253	38,169

Investment Income (Loss), Net	—	1	—	(1,312)	(24)	601

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1	4	—	265	—	73,023
Realized Gains (Losses) on Sales of Investments, Net	—	—	—	(686)	435	20,678

Realized Gains (Losses) on Investments, Net	1	4	—	(421)	435	93,701

Net Change in Unrealized Appreciation (Depreciation) on Investments	13	1	2	2,102	1,682	129,187

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	14	5	2	1,681	2,117	222,888

Net Increase (Decrease) in Net Assets From Operations	$14	$6	$2	$369	$2,093	$223,489

(A)	Fund commenced in 2017. See Footnote 1 for further details.

See accompanying notes to financial statements
20

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2017	2016 (B)	2017	2016 (B)	2017	2016 (B)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$(1)	$—	$(1)	$—	$—
Realized Gains (Losses) on Investments, Net	—	11	—	(6)	—	3
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(10)	—	5	—	(3)

Net Increase (Decrease) in Net Assets From Operations	—	—	—	(2)	—	—

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	—
Transfers Between Funds or (to) from General Account	—	(80)	—	(65)	—	(23)
Surrenders and Terminations	—	—	—	(2)	—	(1)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	(80)	—	(67)	—	(24)

Increase (Decrease) in Net Assets	—	(80)	—	(69)	—	(24)
Net Assets at Beginning of Period	—	80	—	69	—	24

Net Assets at End of Period	$—	$—	$—	$—	$—	$—

	Alger American SmallCap Growth Portfolio		Allianz NFJ Dividend Value VIT Portfolio		AZL Balanced Index Strategy Fund
	2017	2016 (B)	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$100	$1	$136	$254
Realized Gains (Losses) on Investments, Net	—	—	(6)	3	2,209	1,093
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	(52)	23	443	134

Net Increase (Decrease) in Net Assets From Operations	—	—	42	27	2,788	1,481

Contract Transactions-All Products
Purchase Payments	—	—	1	53	113	71
Transfers Between Funds or (to) from General Account	—	(2)	(67)	101	787	(829)
Surrenders and Terminations	—	—	(7)	(1)	(3,511)	(1,201)
Rescissions	—	—	—	—	—	(1)
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	?	—	(3)	(3)
Rider charge	—	—	(3)	(1)	(369)	(374)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	(2)	(76)	152	(2,983)	(2,337)

Increase (Decrease) in Net Assets	—	(2)	(34)	179	(195)	(856)
Net Assets at Beginning of Period	—	2	349	170	30,179	31,035

Net Assets at End of Period	$—	$—	$315	$349	$29,984	$30,179

See accompanying notes to financial statements	(Continued)
21

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	AZL BlackRock Capital Appreciation Fund		AZL Boston Company Research Growth Fund		AZL DFA Five-Year Global Fixed Income Fund
	2017	2016 (B)	2017	2016 (B)	2017 (A)	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$(316)	$—	$(66)	$—	$—
Realized Gains (Losses) on Investments, Net	—	1,303	—	731	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(999)	—	(744)	(1)	—

Net Increase (Decrease) in Net Assets From Operations	—	(12)	—	(79)	(1)	—

Contract Transactions-All Products
Purchase Payments	—	92	—	312	—	—
Transfers Between Funds or (to) from General Account	—	(20,175)	—	(6,965)	161	—
Surrenders and Terminations	—	(1,455)	—	(501)	(4)	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	(2)	—	4	—	—
Contract Maintenance Charge	—	(3)	—	(1)	—	—
Rider charge	—	(88)	—	(26)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	(21,631)	—	(7,177)	157	—

Increase (Decrease) in Net Assets	—	(21,643)	—	(7,256)	156	—
Net Assets at Beginning of Period	—	21,643	—	7,256	—	—

Net Assets at End of Period	$—	$—	$—	$—	$156	$—

	AZL DFA Multi-Strategy Fund		AZL Enhanced Bond Index Fund		AZL Federated Clover Small Value Fund
	2017	2016	2017	2016	2017	2016 (B)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(950)	$(1,842)	$(15)	$19	$—	$(3)
Realized Gains (Losses) on Investments, Net	(676)	40,931	(3)	26	—	(483)
Net Change in Unrealized Appreciation (Depreciation) on Investments	12,911	(31,123)	59	(55)	—	805

Net Increase (Decrease) in Net Assets From Operations	11,285	7,966	41	(10)	—	319

Contract Transactions-All Products
Purchase Payments	297	381	223	447	—	51
Transfers Between Funds or (to) from General Account	(5,369)	(6,329)	484	715	—	(9,030)
Surrenders and Terminations	(7,326)	(6,192)	(103)	(132)	—	(1,064)
Rescissions	(1)	(11)	—	—	—	—
Bonus (Recapture)	3	(2)	2	3	—	(2)
Contract Maintenance Charge	(10)	(11)	—	—	—	(1)
Rider charge	(1,910)	(1,971)	(35)	(30)	—	(16)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(14,316)	(14,135)	571	1,003	—	(10,062)

Increase (Decrease) in Net Assets	(3,031)	(6,169)	612	993	—	(9,743)
Net Assets at Beginning of Period	110,027	116,196	2,448	1,455	—	9,743

Net Assets at End of Period	$106,996	$110,027	$3,060	$2,448	$—	$—

See accompanying notes to financial statements	(Continued)
22

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	AZL Gateway Fund		AZL Government Money Market Fund		AZL International Index Fund Class 1
	2017	2016	2017	2016	2017	2016 (C)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(53)	$41	$(540)	$(735)	$(13)	$(19)
Realized Gains (Losses) on Investments, Net	150	90	2	3	158	(5)
Net Change in Unrealized Appreciation (Depreciation) on Investments	634	165	—	—	1,149	40

Net Increase (Decrease) in Net Assets From Operations	731	296	(538)	(732)	1,294	16

Contract Transactions-All Products
Purchase Payments	44	120	55,200	128,248	—	45
Transfers Between Funds or (to) from General Account	(18)	281	(47,899)	(99,279)	(47)	6,078
Surrenders and Terminations	(404)	(468)	(17,505)	(18,321)	(491)	(410)
Rescissions	—	—	(936)	(892)	—	—
Bonus (Recapture)	—	—	(28)	87	—	—
Contract Maintenance Charge	—	—	(8)	(9)	(3)	(1)
Rider charge	(187)	(179)	(272)	(333)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(565)	(246)	(11,448)	9,501	(541)	5,712

Increase (Decrease) in Net Assets	166	50	(11,986)	8,769	753	5,728
Net Assets at Beginning of Period	9,577	9,527	43,505	34,736	5,728	—

Net Assets at End of Period	$9,743	$9,577	$31,519	$43,505	$6,481	$5,728

	AZL International Index Fund Class 2		AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund
	2017	2016	2017	2016 (B)	2017	2016 (B)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(364)	$(52)	$—	$247	$—	$237
Realized Gains (Losses) on Investments, Net	1,055	(101)	—	357	—	(63)
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,421	(45)	—	(103)	—	(415)

Net Increase (Decrease) in Net Assets From Operations	6,112	(198)	—	501	—	(241)

Contract Transactions-All Products
Purchase Payments	191	142	—	206	—	168
Transfers Between Funds or (to) from General Account	(766)	23,943	—	(9,149)	—	(13,129)
Surrenders and Terminations	(3,754)	(1,003)	—	(376)	—	(1,233)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	(4)	1	—	9	—	(1)
Contract Maintenance Charge	(4)	(2)	—	(1)	—	(2)
Rider charge	(132)	(64)	—	(40)	—	(49)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(4,469)	23,017	—	(9,351)	—	(14,246)

Increase (Decrease) in Net Assets	1,643	22,819	—	(8,850)	—	(14,487)
Net Assets at Beginning of Period	29,325	6,506	—	8,850	—	14,487

Net Assets at End of Period	$30,968	$29,325	$—	$—	$—	$—

See accompanying notes to financial statements	(Continued)
23

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	AZL JPMorgan International Opportunities Fund		AZL JPMorgan U.S. Equity Fund		AZL MetWest Total Return Bond Fund
	2017	2016 (B)	2017	2016 (B)	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$423	$—	$3	$—	$(9)
Realized Gains (Losses) on Investments, Net	—	(579)	—	3,078	2	41
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(257)	—	(2,889)	22	(14)

Net Increase (Decrease) in Net Assets From Operations	—	(413)	—	192	24	18

Contract Transactions-All Products
Purchase Payments	—	173	—	201	115	121
Transfers Between Funds or (to) from General Account	—	(11,446)	—	(11,015)	439	287
Surrenders and Terminations	—	(897)	—	(1,027)	(134)	(173)
Rescissions	—	—	—	—	—	(22)
Bonus (Recapture)	—	1	—	7	—	—
Contract Maintenance Charge	—	(1)	—	(1)	—	—
Rider charge	—	(32)	—	(34)	(17)	(19)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	(12,202)	—	(11,869)	403	194

Increase (Decrease) in Net Assets	—	(12,615)	—	(11,677)	427	212
Net Assets at Beginning of Period	—	12,615	—	11,677	1,423	1,211

Net Assets at End of Period	$—	$—	$—	$—	$1,850	$1,423

	AZL MFS Investors Trust Fund		AZL MFS Mid Cap Value Fund		AZL MFS Value Fund
	2017	2016 (B)	2017	2016 (B)	2017	2016 (B)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$(46)	$—	$60	$—	$210
Realized Gains (Losses) on Investments, Net	—	2,127	—	(596)	—	2,261
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(1,812)	—	1,037	—	(1,978)

Net Increase (Decrease) in Net Assets From Operations	—	269	—	501	—	493

Contract Transactions-All Products
Purchase Payments	—	129	—	186	—	168
Transfers Between Funds or (to) from General Account	—	(9,926)	—	(10,224)	—	(10,093)
Surrenders and Terminations	—	(696)	—	(559)	—	(777)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	4	—	—
Contract Maintenance Charge	—	(1)	—	(1)	—	(1)
Rider charge	—	(24)	—	(48)	—	(42)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	(10,518)	—	(10,642)	—	(10,745)

Increase (Decrease) in Net Assets	—	(10,249)	—	(10,141)	—	(10,252)
Net Assets at Beginning of Period	—	10,249	—	10,141	—	10,252

Net Assets at End of Period	$—	$—	$—	$—	$—	$—

See accompanying notes to financial statements	(Continued)
24

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	AZL Mid Cap Index Fund Class 1			AZL Mid Cap Index Fund Class 2		AZL Moderate Index Strategy Fund
	2017	2016 (C)		2017	2016	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(10)	$(8)		$(505)	$(144)	$128	$60
Realized Gains (Losses) on Investments, Net	322	7		2,684	1,310	9,832	1,659
Net Change in Unrealized Appreciation (Depreciation) on Investments	44	225		2,198	2,611	(5,469)	655

Net Increase (Decrease) in Net Assets From Operations	356	224		4,377	3,777	4,491	2,374

Contract Transactions-All Products
Purchase Payments	—	19		220	605	148	261
Transfers Between Funds or (to) from General Account	(76)	2,570		(1,590)	23,622	(921)	(3,613)
Surrenders and Terminations	(481)	(91)		(3,801)	(837)	(3,896)	(1,842)
Rescissions	—	—		—	—	(1)	—
Bonus (Recapture)	—	—		—	15	1	1
Contract Maintenance Charge	(1)	—		(4)	(2)	(4)	(4)
Rider charge	—	—		(209)	(107)	(692)	(654)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(558)	2,498		(5,384)	23,296	(5,365)	(5,851)

Increase (Decrease) in Net Assets	(202)	2,722		(1,007)	27,073	(874)	(3,477)
Net Assets at Beginning of Period	2,722	—		34,935	7,862	41,729	45,206

Net Assets at End of Period	$2,520	$2,722		$33,928	$34,935	$40,855	$41,729

	AZL Morgan Stanley Global Real Estate Fund Class 1			AZL Morgan Stanley Global Real Estate Fund Class 2		AZL MSCI Emerging Markets Equity Index Class 1
	2017	2016 (C)		2017	2016	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$60	$(7	) $	45	$(29)	$(7)	$(5)
Realized Gains (Losses) on Investments, Net	180	—		321	80	102	77
Net Change in Unrealized Appreciation (Depreciation) on Investments	(57)	11		(125)	(30)	166	13

Net Increase (Decrease) in Net Assets From Operations	183	4		241	21	261	85

Contract Transactions-All Products
Purchase Payments	—	16		—	—	2	2
Transfers Between Funds or (to) from General Account	4	2,273		95	1,132	4	(27)
Surrenders and Terminations	(208)	(14)		(504)	(193)	(182)	(224)
Rescissions	—	—		—	—	—	—
Bonus (Recapture)	—	—		(1)	—	—	—
Contract Maintenance Charge	(1)	—		—	—	(1)	(1)
Rider charge	—	—		(4)	(5)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(205)	2,275		(414)	934	(177)	(250)

Increase (Decrease) in Net Assets	(22)	2,279		(173)	955	84	(165)
Net Assets at Beginning of Period	2,279	—		3,601	2,646	767	932

Net Assets at End of Period	$2,257	$2,279		$3,428	$3,601	$851	$767

See accompanying notes to financial statements	(Continued)
25

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	AZL MSCI Emerging Markets Equity Index Class 2		AZL MSCI Global Equity Index Fund		AZL Multi-Manager Mid Cap Growth Fund
	2017	2016	2017	2016	2017	2016 (B)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(117)	$(101)	$5	$5	$—	$(287)
Realized Gains (Losses) on Investments, Net	301	(134)	—	(11)	—	(2,590)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,465	649	72	6	—	1,709

Net Increase (Decrease) in Net Assets From Operations	1,649	414	77	—	—	(1,168)

Contract Transactions-All Products
Purchase Payments	43	4	43	107	—	7
Transfers Between Funds or (to) from General Account	(126)	(294)	237	46	—	(16,276)
Surrenders and Terminations	(782)	(532)	(26)	(24)	—	(1,278)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	2	(2)	—	3	—	(7)
Contract Maintenance Charge	(1)	(1)	—	—	—	(2)
Rider charge	(7)	(8)	(3)	(2)	—	(64)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(871)	(833)	251	130	—	(17,620)

Increase (Decrease) in Net Assets	778	(419)	328	130	—	(18,788)
Net Assets at Beginning of Period	5,243	5,662	316	186	—	18,788

Net Assets at End of Period	$6,021	$5,243	$644	$316	$—	$—

	AZL MVP Balanced Index Strategy Fund		AZL MVP BlackRock Global Strategy Plus Fund		AZL MVP DFA Multi-Strategy Fund
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$123	$252	$(1,079)	$1,112	$(49)	$(25)
Realized Gains (Losses) on Investments, Net	2,366	555	479	3,450	109	13
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,277	834	9,573	(2,674)	399	154

Net Increase (Decrease) in Net Assets From Operations	3,766	1,641	8,973	1,888	459	142

Contract Transactions-All Products
Purchase Payments	1,646	4,828	1,667	6,229	426	746
Transfers Between Funds or (to) from General Account	(4,493)	6,359	(2,345)	(3,206)	956	1,885
Surrenders and Terminations	(3,223)	(1,335)	(3,775)	(3,013)	(147)	(4)
Rescissions	(1)	(56)	(4)	(58)	—	—
Bonus (Recapture)	4	30	6	13	—	1
Contract Maintenance Charge	(6)	(5)	(15)	(16)	—	—
Rider charge	(571)	(496)	(1,429)	(1,369)	(68)	(26)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(6,644)	9,325	(5,895)	(1,420)	1,167	2,602

Increase (Decrease) in Net Assets	(2,878)	10,966	3,078	468	1,626	2,744
Net Assets at Beginning of Period	42,672	31,706	94,635	94,167	3,402	658

Net Assets at End of Period	$39,794	$42,672	$97,713	$94,635	$5,028	$3,402

See accompanying notes to financial statements	(Continued)
26

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	AZL MVP Fusion Dynamic Balanced Fund		AZL MVP Fusion Dynamic Conservative Fund		AZL MVP Fusion Dynamic Moderate Fund
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(62)	$584	$55	$166	$(149)	$1,263
Realized Gains (Losses) on Investments, Net	9,492	5,315	1,151	725	21,657	16,797
Net Change in Unrealized Appreciation (Depreciation) on Investments	194	(1,928)	685	(26)	6,846	(10,754)

Net Increase (Decrease) in Net Assets From Operations	9,624	3,971	1,891	865	28,354	7,306

Contract Transactions-All Products
Purchase Payments	1,230	3,834	312	1,227	3,126	7,835
Transfers Between Funds or (to) from General Account	(3,436)	500	(2,579)	(81)	(4,666)	(4,370)
Surrenders and Terminations	(8,876)	(6,060)	(1,516)	(1,574)	(18,755)	(10,357)
Rescissions	—	(16)	(135)	(7)	(5)	(19)
Bonus (Recapture)	18	28	—	9	25	45
Contract Maintenance Charge	(14)	(14)	(3)	(3)	(30)	(33)
Rider charge	(1,361)	(1,338)	(393)	(409)	(3,819)	(3,729)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(12,439)	(3,066)	(4,314)	(838)	(24,124)	(10,628)

Increase (Decrease) in Net Assets	(2,815)	905	(2,423)	27	4,230	(3,322)
Net Assets at Beginning of Period	98,443	97,538	26,583	26,556	243,560	246,882

Net Assets at End of Period	$95,628	$98,443	$24,160	$26,583	$247,790	$243,560

	AZL MVP Fusion Growth Fund		AZL MVP Growth Index Strategy Fund		AZL MVP Moderate Index Strategy Fund
	2017	2016 (B)	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$792	$(1,127)	$1,024	$73	$407
Realized Gains (Losses) on Investments, Net	—	1,715	11,893	2,154	1,870	1,832
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(2,825)	21,809	7,277	4,720	92

Net Increase (Decrease) in Net Assets From Operations	—	(318)	32,575	10,455	6,663	2,331

Contract Transactions-All Products
Purchase Payments	—	333	10,150	15,429	1,476	4,330
Transfers Between Funds or (to) from General Account	—	(34,921)	11,525	38,037	(1,051)	(3,112)
Surrenders and Terminations	—	(1,632)	(11,899)	(5,730)	(3,334)	(1,988)
Rescissions	—	—	(5)	(109)	(1)	(16)
Bonus (Recapture)	—	(2)	13	49	21	24
Contract Maintenance Charge	—	(4)	(28)	(25)	(8)	(8)
Rider charge	—	(134)	(3,289)	(2,659)	(872)	(829)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	(36,360)	6,467	44,992	(3,769)	(1,599)

Increase (Decrease) in Net Assets	—	(36,678)	39,042	55,447	2,894	732
Net Assets at Beginning of Period	—	36,678	229,274	173,827	60,119	59,387

Net Assets at End of Period	$—	$—	$268,316	$229,274	$63,013	$60,119

See accompanying notes to financial statements	(Continued)
27

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	AZL MVP Pyramis Multi-Strategy Fund		AZL MVP T. Rowe Price Capital Appreciation Plus Fund		AZL Oppenheimer Discovery Fund
	2017	2016	2017	2016	2017	2016 (B)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(62)	$844	$(292)	$63	$—	$(93)
Realized Gains (Losses) on Investments, Net	(299)	(179)	3,342	747	—	55
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,176	(967)	9,304	3,767	—	(60)

Net Increase (Decrease) in Net Assets From Operations	2,815	(302)	12,354	4,577	—	(98)

Contract Transactions-All Products
Purchase Payments	594	2,445	7,054	13,113	—	1
Transfers Between Funds or (to) from General Account	(1,848)	(3,496)	16,956	10,910	—	(4,805)
Surrenders and Terminations	(963)	(897)	(7,703)	(2,031)	—	(429)
Rescissions	—	(14)	(3)	(65)	—	—
Bonus (Recapture)	3	6	3	63	—	—
Contract Maintenance Charge	(6)	(7)	(13)	(11)	—	(1)
Rider charge	(449)	(454)	(1,612)	(1,160)	—	(9)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(2,669)	(2,417)	14,682	20,819	—	(5,243)

Increase (Decrease) in Net Assets	146	(2,719)	27,036	25,396	—	(5,341)
Net Assets at Beginning of Period	32,179	34,898	92,937	67,541	—	5,341

Net Assets at End of Period	$32,325	$32,179	$119,973	$92,937	$—	$—

	AZL Pyramis Multi- Strategy Fund		AZL Pyramis Total Bond Fund Class 1		AZL Pyramis Total Bond Fund Class 2
	2017	2016	2017	2016 (C)	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(489)	$(65)	$23	$(6)	$153	$106
Realized Gains (Losses) on Investments, Net	1,258	(126)	—	(3)	—	(33)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,880	1,261	45	(53)	405	(215)

Net Increase (Decrease) in Net Assets From Operations	2,649	1,070	68	(62)	558	(142)

Contract Transactions-All Products
Purchase Payments	130	239	—	7	97	183
Transfers Between Funds or (to) from General Account	(1,196)	(10,561)	26	2,349	913	15,477
Surrenders and Terminations	(1,974)	(2,071)	(218)	(56)	(2,697)	(550)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	2	—	—	(2)	2
Contract Maintenance Charge	(4)	(5)	(1)	—	(3)	(2)
Rider charge	(561)	(615)	—	—	(226)	(133)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(3,605)	(13,011)	(193)	2,300	(1,918)	14,977

Increase (Decrease) in Net Assets	(956)	(11,941)	(125)	2,238	(1,360)	14,835
Net Assets at Beginning of Period	30,342	42,283	2,238	—	22,586	7,751

Net Assets at End of Period	$29,386	$30,342	$2,113	$2,238	$21,226	$22,586

See accompanying notes to financial statements	(Continued)
28

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	AZL Russell 1000 Growth Index Fund Class 1		AZL Russell 1000 Growth Index Fund Class 2		AZL Russell 1000 Value Index Fund Class 1
	2017	2016 (C)	2017	2016	2017	2016 (C)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(33)	$(10)	$(537)	$(119)	$(73)	$(42)
Realized Gains (Losses) on Investments, Net	457	1	3,611	448	1,854	19
Net Change in Unrealized Appreciation (Depreciation) on Investments	351	87	4,274	264	(209)	1,047

Net Increase (Decrease) in Net Assets From Operations	775	78	7,348	593	1,572	1,024

Contract Transactions-All Products
Purchase Payments	—	11	177	515	3	186
Transfers Between Funds or (to) from General Account	(78)	3,156	(2,454)	27,621	(69)	13,366
Surrenders and Terminations	(759)	(37)	(3,908)	(416)	(1,883)	(277)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	(1)	13	—	—
Contract Maintenance Charge	(1)	—	(4)	(1)	(6)	(1)
Rider charge	—	—	(179)	(56)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(838)	3,130	(6,369)	27,676	(1,955)	13,274

Increase (Decrease) in Net Assets	(63)	3,208	979	28,269	(383)	14,298
Net Assets at Beginning of Period	3,208	—	30,471	2,202	14,298	—

Net Assets at End of Period	$3,145	$3,208	$31,450	$30,471	$13,915	$14,298

	AZL Russell 1000 Value Index Fund Class 2		AZL S&P 500 Index Fund		AZL Small Cap Stock Index Fund Class 1
	2017	2016	2017	2016	2017	2016 (C)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(286)	$(61)	$(575)	$(115)	$(8)	$(3)
Realized Gains (Losses) on Investments, Net	2,527	246	5,231	4,799	88	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	13	1,635	5,007	(870)	(1)	98

Net Increase (Decrease) in Net Assets From Operations	2,254	1,820	9,663	3,814	79	95

Contract Transactions-All Products
Purchase Payments	177	615	656	1,331	—	—
Transfers Between Funds or (to) from General Account	(1,297)	19,702	(3,746)	20,335	(4)	871
Surrenders and Terminations	(2,664)	(565)	(7,430)	(3,775)	(167)	(155)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	3	9	2	10	—	—
Contract Maintenance Charge	(3)	(1)	(7)	(5)	—	—
Rider charge	(117)	(37)	(328)	(250)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(3,901)	19,723	(10,853)	17,646	(171)	716

Increase (Decrease) in Net Assets	(1,647)	21,543	(1,190)	21,460	(92)	811
Net Assets at Beginning of Period	23,121	1,578	55,231	33,771	811	—

Net Assets at End of Period	$21,474	$23,121	$54,041	$55,231	$719	$811

See accompanying notes to financial statements	(Continued)
29

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	AZL Small Cap Stock Index Fund Class 2		AZL T. Rowe Price Capital Appreciation Fund		BlackRock Equity Dividend V.I. Fund
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(355)	$(128)	$(198)	$(325)	$—	$—
Realized Gains (Losses) on Investments, Net	2,138	1,131	2,468	1,855	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	164	2,395	779	(257)	—	—

Net Increase (Decrease) in Net Assets From Operations	1,947	3,398	3,049	1,273	—	—

Contract Transactions-All Products
Purchase Payments	123	45	117	854	—	—
Transfers Between Funds or (to) from General Account	(416)	13,534	3,251	1,113	—	—
Surrenders and Terminations	(3,237)	(1,189)	(4,957)	(2,461)	—	—
Rescissions	—	—	(91)	—	—	—
Bonus (Recapture)	1	3	(10)	4	—	—
Contract Maintenance Charge	(2)	(1)	(3)	(3)	—	—
Rider charge	(38)	(16)	(86)	(82)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(3,569)	12,376	(1,779)	(575)	—	—

Increase (Decrease) in Net Assets	(1,622)	15,774	1,270	698	—	—
Net Assets at Beginning of Period	21,650	5,876	24,439	23,741	—	—

Net Assets at End of Period	$20,028	$21,650	$25,709	$24,439	$—	$—

	BlackRock Global Allocation V.I. Fund		ClearBridge Variable Aggressive Growth Portfolio		Columbia Variable Portfolio – Select Smaller-Cap Value Fund
	2017	2016	2017	2016	2017	2016 (B)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(448)	$(486)	$—	$—	$—	$(6)
Realized Gains (Losses) on Investments, Net	1,593	(1,012)	5	2	—	150
Net Change in Unrealized Appreciation (Depreciation) on Investments	10,391	3,582	6	(2)	—	(138)

Net Increase (Decrease) in Net Assets From Operations	11,536	2,084	11	—	—	6

Contract Transactions-All Products
Purchase Payments	380	640	—	—	—	—
Transfers Between Funds or (to) from General Account	(4,922)	(3,735)	(2)	(5)	—	(341)
Surrenders and Terminations	(8,183)	(5,423)	(2)	—	—	(42)
Rescissions	(116)	(20)	—	—	—	—
Bonus (Recapture)	7	2	—	—	—	—
Contract Maintenance Charge	(13)	(14)	—	—	—	—
Rider charge	(1,826)	(1,862)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(14,673)	(10,412)	(4)	(5)	—	(383)

Increase (Decrease) in Net Assets	(3,137)	(8,328)	7	(5)	—	(377)
Net Assets at Beginning of Period	101,788	110,116	65	70	—	377

Net Assets at End of Period	$98,651	$101,788	$72	$65	$—	$—

See accompanying notes to financial statements	(Continued)
30

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio		Davis VA Value Portfolio
	2017	2016	2017	2016	2017	2016 (B)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(27)	$(22)	$—	$(2)
Realized Gains (Losses) on Investments, Net	5	5	206	144	—	(14)
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(2)	90	45	—	19

Net Increase (Decrease) in Net Assets From Operations	5	3	269	167	—	3

Contract Transactions-All Products
Purchase Payments	—	—	17	—	—	—
Transfers Between Funds or (to) from General Account	—	—	(31)	(32)	—	(121)
Surrenders and Terminations	—	—	(243)	(218)	—	(44)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	1	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	—	(256)	(250)	—	(165)

Increase (Decrease) in Net Assets	5	3	13	(83)	—	(162)
Net Assets at Beginning of Period	16	13	1,613	1,696	—	162

Net Assets at End of Period	$21	$16	$1,626	$1,613	$—	$—

	Dreyfus VIF Appreciation Portfolio		Eaton Vance VT Floating-Rate Income Fund		Fidelity VIP Emerging Markets Portfolio
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$7	$7	$—	$—
Realized Gains (Losses) on Investments, Net	—	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	—	12	9	1

Net Increase (Decrease) in Net Assets From Operations	—	—	7	19	9	1

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	(16)	(3)	1
Surrenders and Terminations	—	—	—	1	1	(2)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	—	—	(15)	(2)	(1)

Increase (Decrease) in Net Assets	—	—	7	4	7	—
Net Assets at Beginning of Period	—	—	232	228	22	22

Net Assets at End of Period	$—	$—	$239	$232	$29	$22

See accompanying notes to financial statements	(Continued)
31

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	Fidelity VIP FundsManager 50% Portfolio		Fidelity VIP FundsManager 60% Portfolio		Fidelity VIP Mid Cap Portfolio
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(35)	$(21)	$(77)	$(46)	$—	$—
Realized Gains (Losses) on Investments, Net	326	102	503	366	2	3
Net Change in Unrealized Appreciation (Depreciation) on Investments	161	54	1,216	(14)	6	2

Net Increase (Decrease) in Net Assets From Operations	452	135	1,642	306	8	5

Contract Transactions-All Products
Purchase Payments	4	22	31	102	—	—
Transfers Between Funds or (to) from General Account	(1,443)	575	210	5	(14)	—
Surrenders and Terminations	(166)	(241)	(600)	(415)	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	(1)	(1)	(1)	—	—
Rider charge	(69)	(70)	(214)	(200)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(1,674)	285	(574)	(509)	(14)	—

Increase (Decrease) in Net Assets	(1,222)	420	1,068	(203)	(6)	5
Net Assets at Beginning of Period	4,085	3,665	10,941	11,144	51	46

Net Assets at End of Period	$2,863	$4,085	$12,009	$10,941	$45	$51

	Fidelity VIP Strategic Income Portfolio		Franklin Founding Funds Allocation VIP Fund		Franklin Global Real Estate VIP Fund
	2017	2016	2017	2016	2017	2016 (B)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$9	$109	$—	$(3)
Realized Gains (Losses) on Investments, Net	—	—	344	166	—	(413)
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	317	516	—	437

Net Increase (Decrease) in Net Assets From Operations	—	—	670	791	—	21

Contract Transactions-All Products
Purchase Payments	—	—	—	38	—	—
Transfers Between Funds or (to) from General Account	16	—	(105)	(200)	—	(3,692)
Surrenders and Terminations	—	—	(1,663)	(699)	—	(307)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	(1)
Contract Maintenance Charge	—	—	(1)	(1)	—	(1)
Rider charge	—	—	(5)	(5)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	16	—	(1,774)	(867)	—	(4,001)

Increase (Decrease) in Net Assets	16	—	(1,104)	(76)	—	(3,980)
Net Assets at Beginning of Period	—	—	8,207	8,283	—	3,980

Net Assets at End of Period	$16	$—	$7,103	$8,207	$—	$—

See accompanying notes to financial statements	(Continued)
32

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	Franklin Growth and Income VIP Fund		Franklin High Income VIP Fund		Franklin Income VIP Fund
	2017	2016 (B)	2017	2016 (B)	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$250	$—	$893	$3,770	$4,258
Realized Gains (Losses) on Investments, Net	—	1,701	—	(1,660)	715	(796)
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(1,240)	—	2,923	6,542	11,527

Net Increase (Decrease) in Net Assets From Operations	—	711	—	2,156	11,027	14,989

Contract Transactions-All Products
Purchase Payments	—	3	—	19	5,533	9,406
Transfers Between Funds or (to) from General Account	—	(15,286)	—	(16,838)	3,774	1,041
Surrenders and Terminations	—	(1,384)	—	(1,158)	(8,437)	(8,550)
Rescissions	—	—	—	(1)	(237)	(218)
Bonus (Recapture)	—	—	—	—	19	17
Contract Maintenance Charge	—	(5)	—	(3)	(24)	(25)
Rider charge	—	—	—	(106)	(1,672)	(1,380)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	(16,672)	—	(18,087)	(1,044)	291

Increase (Decrease) in Net Assets	—	(15,961)	—	(15,931)	9,983	15,280
Net Assets at Beginning of Period	—	15,961	—	15,931	135,953	120,673

Net Assets at End of Period	$—	$—	$—	$—	$145,936	$135,953

	Franklin Large Cap Growth VIP Fund		Franklin Mutual Shares VIP Fund		Franklin Rising Dividends VIP Fund
	2017	2016 (B)	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$(63)	$79	$18	$(2)	$(24)
Realized Gains (Losses) on Investments, Net	—	443	1,576	2,217	1,455	2,700
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(531)	(243)	788	1,518	(401)

Net Increase (Decrease) in Net Assets From Operations	—	(151)	1,412	3,023	2,971	2,275

Contract Transactions-All Products
Purchase Payments	—	—	102	54	10	2
Transfers Between Funds or (to) from General Account	—	(4,395)	(1,044)	(2,056)	(235)	19
Surrenders and Terminations	—	(540)	(3,153)	(2,742)	(2,221)	(2,068)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	(9)	2	—	—
Contract Maintenance Charge	—	(1)	(4)	(5)	(6)	(6)
Rider charge	—	—	(90)	(101)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	(4,936)	(4,198)	(4,848)	(2,452)	(2,053)

Increase (Decrease) in Net Assets	—	(5,087)	(2,786)	(1,825)	519	222
Net Assets at Beginning of Period	—	5,087	23,695	25,520	17,044	16,822

Net Assets at End of Period	$—	$—	$20,909	$23,695	$17,563	$17,044

See accompanying notes to financial statements	(Continued)
33

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	Franklin Small Cap Value VIP Fund		Franklin Small-Mid Cap Growth VIP Fund		Franklin Strategic Income VIP Fund
	2017	2016 (B)	2017	2016 (B)	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$(10)	$—	$(48)	$—	$1
Realized Gains (Losses) on Investments, Net	—	377	—	(218)	—	(2)
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(180)	—	340	—	3

Net Increase (Decrease) in Net Assets From Operations	—	187	—	74	—	2

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	—
Transfers Between Funds or (to) from General Account	—	(1,385)	—	(3,632)	—	(15)
Surrenders and Terminations	—	(265)	—	(306)	—	(1)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	(1)	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	(1,650)	—	(3,939)	—	(16)

Increase (Decrease) in Net Assets	—	(1,463)	—	(3,865)	—	(14)
Net Assets at Beginning of Period	—	1,463	—	3,865	—	14

Net Assets at End of Period	$—	$—	$—	$—	$—	$—

	Franklin U.S. Government Securities VIP Fund		Invesco V.I. American Franchise Fund		Invesco V.I. American Value Fund
	2017	2016	2017	2016 (B)	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$304	$292	$—	$(2)	$—	$—
Realized Gains (Losses) on Investments, Net	(273)	(252)	—	69	(2)	2
Net Change in Unrealized Appreciation (Depreciation) on Investments	(124)	(437)	—	(64)	4	3

Net Increase (Decrease) in Net Assets From Operations	(93)	(397)	—	3	2	5

Contract Transactions-All Products
Purchase Payments	135	1,878	—	—	—	—
Transfers Between Funds or (to) from General Account	(112)	3,213	—	(180)	(13)	—
Surrenders and Terminations	(2,850)	(2,505)	—	(5)	—	(1)
Rescissions	(2)	—	—	—	—	—
Bonus (Recapture)	3	7	—	—	—	—
Contract Maintenance Charge	(7)	(8)	—	—	—	—
Rider charge	(303)	(308)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(3,136)	2,277	—	(185)	(13)	(1)

Increase (Decrease) in Net Assets	(3,229)	1,880	—	(182)	(11)	4
Net Assets at Beginning of Period	33,801	31,921	—	182	35	31

Net Assets at End of Period	$30,572	$33,801	$—	$—	$24	$35

See accompanying notes to financial statements	(Continued)
34

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	Invesco V.I. Balanced-Risk Allocation Fund		Invesco V.I. Core Equity Fund		Ivy VIP Asset Strategy Portfolio
	2017	2016	2017	2016 (B)	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$(1)	$—	$—
Realized Gains (Losses) on Investments, Net	—	—	—	15	—	(2)
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	—	(12)	—	2

Net Increase (Decrease) in Net Assets From Operations	—	—	—	2	—	—

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	(54)	—	(5)
Surrenders and Terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	—	—	(54)	—	(5)

Increase (Decrease) in Net Assets	—	—	—	(52)	—	(5)
Net Assets at Beginning of Period	—	—	—	52	—	5

Net Assets at End of Period	$—	$—	$—	$—	$—	$—

	Ivy VIP Energy Portfolio		Ivy VIP Growth Portfolio		Ivy VIP Mid Cap Growth Portfolio
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	—	(1)	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	2	—	—	—	—

Net Increase (Decrease) in Net Assets From Operations	—	1	—	—	—	—

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	—
Transfers Between Funds or (to) from General Account	—	(7)	—	(14)	—	1
Surrenders and Terminations	—	1	—	—	—	(1)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	(6)	—	(14)	—	—

Increase (Decrease) in Net Assets	—	(5)	—	(14)	—	—
Net Assets at Beginning of Period	—	5	—	14	—	—

Net Assets at End of Period	$—	$—	$—	$—	$—	$—

See accompanying notes to financial statements	(Continued)
35

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	Ivy VIP Natural Resources Portfolio		Ivy VIP Science and Technology Portfolio		Jennison Portfolio
	2017	2016	2017	2016	2017	2016 (B)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—	$—	$(4)
Realized Gains (Losses) on Investments, Net	—	—	—	(1)	—	123
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	—	1	—	(126)

Net Increase (Decrease) in Net Assets From Operations	—	—	—	—	—	(7)

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	(7)	—	(238)
Surrenders and Terminations	—	—	—	(1)	—	(3)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	—	—	(8)	—	(241)

Increase (Decrease) in Net Assets	—	—	—	(8)	—	(248)
Net Assets at Beginning of Period	—	—	—	8	—	248

Net Assets at End of Period	$—	$—	$—	$—	$—	$—

	JPMorgan Insurance Trust Core Bond Portfolio		JPMorgan Insurance Trust U.S. Equity Portfolio		Lazard Retirement International Equity Portfolio
	2017	2016	2017	2016 (B)	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$8	$9	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	(3)	—	—	13	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	12	(15)	—	(12)	—	—

Net Increase (Decrease) in Net Assets From Operations	17	(6)	—	1	—	—

Contract Transactions-All Products
Purchase Payments	—	110	—	—	—	—
Transfers Between Funds or (to) from General Account	279	334	—	(23)	—	—
Surrenders and Terminations	(66)	(26)	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	(13)	(10)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	200	408	—	(23)	—	—

Increase (Decrease) in Net Assets	217	402	—	(22)	—	—
Net Assets at Beginning of Period	986	584	—	22	—	—

Net Assets at End of Period	$1,203	$986	$—	$—	$—	$—

See accompanying notes to financial statements	(Continued)
36

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	Lazard Retirement U.S. Small- Mid Cap Equity Portfolio		MFS VIT II International Value Portfolio		MFS VIT Total Return Bond Portfolio
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—	$65	$63
Realized Gains (Losses) on Investments, Net	1	—	—	—	(7)	(1)
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	1	2	—	40	(1)

Net Increase (Decrease) in Net Assets From Operations	1	1	2	—	98	61

Contract Transactions-All Products
Purchase Payments	—	—	—	—	108	274
Transfers Between Funds or (to) from General Account	—	9	—	—	573	584
Surrenders and Terminations	1	(1)	1	—	(142)	(58)
Rescissions	—	—	—	—	(123)	—
Bonus (Recapture)	—	—	—	—	2	4
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	(44)	(41)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	1	8	1	—	374	763

Increase (Decrease) in Net Assets	2	9	3	—	472	824
Net Assets at Beginning of Period	9	—	8	8	3,643	2,819

Net Assets at End of Period	$11	$9	$11	$8	$4,115	$3,643

	MFS VIT Utilities Portfolio		Oppenheimer Global Fund/ VA		Oppenheimer Global Multi- Alternatives Fund/VA
	2017	2016	2017	2016 (B)	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$(7)	$—	$—
Realized Gains (Losses) on Investments, Net	—	—	—	206	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	—	(234)	—	—

Net Increase (Decrease) in Net Assets From Operations	—	—	—	(35)	—	—

Contract Transactions-All Products
Purchase Payments	—	—	—	—	?	—
Transfers Between Funds or (to) from General Account	—	—	—	(834)	—	—
Surrenders and Terminations	1	—	—	(38)	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	1	—	—	(872)	—	—

Increase (Decrease) in Net Assets	1	—	—	(907)	—	—
Net Assets at Beginning of Period	4	4	—	907	—	—

Net Assets at End of Period	$5	$4	$—	$—	$—	$—

See accompanying notes to financial statements	(Continued)
37

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	Oppenheimer Global Strategic Income Fund/VA		Oppenheimer International Growth Fund/VA		Oppenheimer Main Street Fund/ VA
	2017	2016	2017	2016	2017	2016 (B)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1	$6	$—	$—	$—	$(6)
Realized Gains (Losses) on Investments, Net	(4)	(5)	—	—	—	302
Net Change in Unrealized Appreciation (Depreciation) on Investments	13	8	3	(1)	—	(259)

Net Increase (Decrease) in Net Assets From Operations	10	9	3	(1)	—	37

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	—
Transfers Between Funds or (to) from General Account	3	(9)	—	—	—	(935)
Surrenders and Terminations	(52)	(23)	1	—	—	(69)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(49)	(32)	1	—	—	(1,004)

Increase (Decrease) in Net Assets	(39)	(23)	4	(1)	—	(967)
Net Assets at Beginning of Period	250	273	13	14	—	967

Net Assets at End of Period	$211	$250	$17	$13	$—	$—

	PIMCO VIT All Asset Portfolio		PIMCO VIT Balanced Allocation Portfolio		PIMCO VIT CommodityRealReturn Strategy Portfolio
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1,020	$329	$(110)	$(104)	$235	$(32)
Realized Gains (Losses) on Investments, Net	(62)	(621)	76	(81)	(382)	(542)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,865	3,782	1,634	394	139	930

Net Increase (Decrease) in Net Assets From Operations	3,823	3,490	1,600	209	(8)	356

Contract Transactions-All Products
Purchase Payments	544	1,358	215	1,060	—	5
Transfers Between Funds or (to) from General Account	(1,033)	(1,358)	(863)	(319)	157	(129)
Surrenders and Terminations	(2,464)	(1,186)	(424)	(432)	(356)	(244)
Rescissions	(91)	(1)	—	(2)	—	—
Bonus (Recapture)	2	6	1	5	—	(2)
Contract Maintenance Charge	(5)	(5)	(2)	(2)	—	(1)
Rider charge	(540)	(518)	(185)	(177)	(7)	(8)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(3,587)	(1,704)	(1,258)	133	(206)	(379)

Increase (Decrease) in Net Assets	236	1,786	342	342	(214)	(23)
Net Assets at Beginning of Period	33,761	31,975	13,182	12,840	2,793	2,816

Net Assets at End of Period	$33,997	$33,761	$13,524	$13,182	$2,579	$2,793

See accompanying notes to financial statements	(Continued)
38

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Core Bond(Hedged) Portfolio
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$383	$431	$1	$(19)	$(11)	$11
Realized Gains (Losses) on Investments, Net	(74)	(203)	(43)	(101)	(27)	(79)
Net Change in Unrealized Appreciation (Depreciation) on Investments	591	1,080	338	230	269	523

Net Increase (Decrease) in Net Assets From Operations	900	1,308	296	110	231	455

Contract Transactions-All Products
Purchase Payments	7	21	6	11	61	270
Transfers Between Funds or (to) from General Account	(488)	(172)	91	(9)	303	166
Surrenders and Terminations	(1,624)	(1,289)	(355)	(416)	(440)	(406)
Rescissions	—	—	—	(1)	—	(1)
Bonus (Recapture)	—	—	—	—	—	2
Contract Maintenance Charge	(2)	(2)	(1)	(1)	(2)	(2)
Rider charge	(140)	(159)	(43)	(46)	(119)	(126)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(2,247)	(1,601)	(302)	(462)	(197)	(97)

Increase (Decrease) in Net Assets	(1,347)	(293)	(6)	(352)	34	358
Net Assets at Beginning of Period	11,833	12,126	4,534	4,886	8,857	8,499

Net Assets at End of Period	$10,486	$11,833	$4,528	$4,534	$8,891	$8,857

	PIMCO VIT Global Multi- Asset Managed Allocation Portfolio		PIMCO VIT High Yield Portfolio		PIMCO VIT Long-Term U.S. Government Portfolio
	2017	2016	2017	2016	2017 (A)	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$110	$151	$2,886	$2,902	$—	$—
Realized Gains (Losses) on Investments, Net	3	(246)	102	(374)	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,034	526	1,229	5,609	—	—

Net Increase (Decrease) in Net Assets From Operations	2,147	431	4,217	8,137	—	—

Contract Transactions-All Products
Purchase Payments	75	110	417	2,277	31	—
Transfers Between Funds or (to) from General Account	(727)	(815)	4,137	7,588	—	—
Surrenders and Terminations	(1,317)	(602)	(5,340)	(4,692)	—	—
Rescissions	—	—	—	(8)	—	—
Bonus (Recapture)	—	—	8	21	2	—
Contract Maintenance Charge	(3)	(3)	(13)	(13)	—	—
Rider charge	(378)	(384)	(1,099)	(1,029)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(2,350)	(1,694)	(1,890)	4,144	33	—

Increase (Decrease) in Net Assets	(203)	(1,263)	2,327	12,281	33	—
Net Assets at Beginning of Period	18,539	19,802	85,850	73,569	—	—

Net Assets at End of Period	$18,336	$18,539	$88,177	$85,850	$33	$—

See accompanying notes to financial statements	(Continued)
39

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	PIMCO VIT Low Duration Portfolio		PIMCO VIT Real Return Portfolio		PIMCO VIT StocksPLUS Global Portfolio
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1	$1	$275	$235	$171	$390
Realized Gains (Losses) on Investments, Net	—	—	(343)	(374)	(252)	1,832
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	808	1,390	2,408	(1,550)

Net Increase (Decrease) in Net Assets From Operations	1	1	740	1,251	2,327	672

Contract Transactions-All Products
Purchase Payments	—	—	257	1,257	46	30
Transfers Between Funds or (to) from General Account	(3)	(4)	1,825	1,841	(808)	(158)
Surrenders and Terminations	(1)	—	(2,957)	(1,987)	(1,427)	(1,710)
Rescissions	—	—	—	(1)	—	—
Bonus (Recapture)	—	—	3	20	(3)	—
Contract Maintenance Charge	—	—	(6)	(7)	(2)	(3)
Rider charge	—	—	(487)	(488)	(19)	(21)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(4)	(4)	(1,365)	635	(2,213)	(1,862)

Increase (Decrease) in Net Assets	(3)	(3)	(625)	1,886	114	(1,190)
Net Assets at Beginning of Period	63	66	38,377	36,491	11,996	13,186

Net Assets at End of Period	$60	$63	$37,752	$38,377	$12,110	$11,996

	PIMCO VIT Total Return Portfolio		PIMCO VIT Unconstrained Bond Portfolio		QS Legg Mason Dynamic Multi- Strategy VIT Portfolio
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$335	$386	$34	$39	$—	$—
Realized Gains (Losses) on Investments, Net	(267)	(884)	53	(108)	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,880	1,322	620	727	—	—

Net Increase (Decrease) in Net Assets From Operations	2,948	824	707	658	—	—

Contract Transactions-All Products
Purchase Payments	584	2,556	130	545	—	—
Transfers Between Funds or (to) from General Account	4,131	7,975	707	843	—	—
Surrenders and Terminations	(8,684)	(9,511)	(1,754)	(932)	—	—
Rescissions	(147)	(11)	(145)	(1)	—	—
Bonus (Recapture)	7	41	1	5	—	—
Contract Maintenance Charge	(14)	(17)	(3)	(3)	—	—
Rider charge	(1,170)	(1,275)	(274)	(275)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(5,293)	(242)	(1,338)	182	—	—

Increase (Decrease) in Net Assets	(2,345)	582	(631)	840	—	—
Net Assets at Beginning of Period	94,253	93,671	21,240	20,400	—	—

Net Assets at End of Period	$91,908	$94,253	$20,609	$21,240	$—	$—

See accompanying notes to financial statements	(Continued)
40

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	RCM Dynamic Multi-Asset Plus VIT Portfolio		SP International Growth Portfolio		T. Rowe Price Blue Chip Growth Portfolio
	2017	2016	2017	2016 (B)	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1)	$(8)	$—	$(1)	$—	$—
Realized Gains (Losses) on Investments, Net	131	(1)	—	(5)	1	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	38	24	—	5	13	—

Net Increase (Decrease) in Net Assets From Operations	168	15	—	(1)	14	—

Contract Transactions-All Products
Purchase Payments	201	433	—	—	—	—
Transfers Between Funds or (to) from General Account	329	113	—	(35)	—	9
Surrenders and Terminations	(51)	(6)	—	—	—	—
Rescissions	—	(98)	—	—	—	—
Bonus (Recapture)	4	1	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	(22)	(14)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	461	429	—	(35)	—	9

Increase (Decrease) in Net Assets	629	444	—	(36)	14	9
Net Assets at Beginning of Period	1,082	638	—	36	39	30

Net Assets at End of Period	$1,711	$1,082	$—	$—	$53	$39

	T. Rowe Price Equity Income Portfolio		T. Rowe Price Health Sciences Portfolio		Templeton Foreign VIP Fund
	2017	2016	2017	2016	2017	2016 (B)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1	$1	$—	$—	$—	$58
Realized Gains (Losses) on Investments, Net	4	4	—	—	—	(215)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1	2	2	(1)	—	312

Net Increase (Decrease) in Net Assets From Operations	6	7	2	(1)	—	155

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	4
Transfers Between Funds or (to) from General Account	—	—	—	—	—	(6,654)
Surrenders and Terminations	—	(1)	—	—	—	(655)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	(3)
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	(1)	—	—	—	(7,308)

Increase (Decrease) in Net Assets	6	6	2	(1)	—	(7,153)
Net Assets at Beginning of Period	40	34	7	8	—	7,153

Net Assets at End of Period	$46	$40	$9	$7	$—	$—

See accompanying notes to financial statements	(Continued)
41

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the years or periods ended December 31, 2017 and 2016

(In thousands)

	Templeton Global Bond VIP Fund		Templeton Growth VIP Fund		Total All Funds
	2017	2016	2017	2016	2017	2016
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1,312)	$(1,296)	$(24)	$36	$601	$12,175
Realized Gains (Losses) on Investments, Net	(421)	(1,500)	435	512	93,701	93,882
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,102	3,970	1,682	433	129,187	2,198

Net Increase (Decrease) in Net Assets From Operations	369	1,174	2,093	981	223,489	108,255

Contract Transactions-All Products
Purchase Payments	621	1,660	72	57	95,388	220,873
Transfers Between Funds or (to) from General Account	1,096	5,700	(590)	(1,772)	(45,524)	(101,721)
Surrenders and Terminations	(5,600)	(4,147)	(1,959)	(1,603)	(195,730)	(145,079)
Rescissions	(142)	(1)	—	—	(2,186)	(1,650)
Bonus (Recapture)	2	5	(1)	3	110	566
Contract Maintenance Charge	(14)	(15)	(4)	(5)	(324)	(349)
Rider charge	(1,034)	(1,027)	(51)	(63)	(29,042)	(27,704)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(5,071)	2,175	(2,533)	(3,383)	(177,308)	(55,064)

Increase (Decrease) in Net Assets	(4,702)	3,349	(440)	(2,402)	46,181	53,191
Net Assets at Beginning of Period	84,067	80,718	13,794	16,196	2,263,120	2,209,929

Net Assets at End of Period	$79,365	$84,067	$13,354	$13,794	$2,309,301	$2,263,120

(A)	Fund commenced in 2017. See Footnote 1 for further details.
(B)	Fund terminated in 2016. See Footnote 1 for further details.
(C)	Fund commenced in 2016. See Footnote 1 for further details.

See accompanying notes to financial statements
42

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

1. ORGANIZATION

Allianz Life of NY Variable Account C (Variable Account) is a segregated investment account of Allianz Life Insurance Company of New York (Allianz Life of New York) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended). Allianz Life of New York applies Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) guidance of Topic 946, Financial Services – Investment Companies. The Variable Account was established by Allianz Life of New York on February 26, 1988, and commenced operations September 6, 1991. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account’s assets are the property of Allianz Life of New York and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life of New York. The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account. These Assets are not chargeable with liabilities that arise from any other business Allianz Life of New York may conduct. Allianz Life of New York products offered under the Variable Account, are listed below. The products denoted with an asterisk are actively being marketed.

•	Allianz Advantage

•	Allianz Charter II New York

•	Allianz High Five New York

•	Allianz Index Advantage New York*

•	Allianz Opportunity

•	Allianz Valuemark II New York

•	Allianz Valuemark IV New York

•	Allianz Vision New York*

•	Retirement Advantage New York

•	Retirement Pro New York

The Variable Account’s sub-accounts are invested, at net asset values, in one or more of the funds listed below in accordance with the selection made by the contractholder. The contractholder may have the option to invest in the fixed account, based on the product features. The liabilities of the fixed account are included in the General Account, which is not registered as an investment company under the 1940 Act. Not all funds listed below are available as investment options for the products, which comprise the Variable Account as some funds have been closed to new money. Generally, each multiple-class fund is presented on an aggregate basis. When mergers occur, the fund will generally be presented separately by class, to disclose which class received additional money. The investment advisers and specialist manager for each fund are listed in the following table:

Fund	Investment Adviser	Specialist Manager/Adviser
Allianz NFJ Dividend Value VIT Portfolio *†	Allianz Global Investors Fund Management LLC	NFJ Investment Group LLC
AZL Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL DFA Five- Year Global Fixed Income Fund *†	Allianz Investment Management, LLC	Dimensional Fund Advisors LP
AZL DFA Multi- Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL Enhanced Bond Index Fund *†	Allianz Investment Management, LLC	BlackRock Financial Management, Inc.
AZL Gateway Fund *†	Allianz Investment Management, LLC	Gateway Investment Advisors, LLC
AZL Government Money Market Fund *†	Allianz Investment Management, LLC	BlackRock Advisors, LLC
AZL International Index Fund Class 1 †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL International Index Fund Class 2 *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL MetWest Total Return Bond Fund *†	Allianz Investment Management, LLC	Metropolitan West Asset Management, LLC
AZL Mid Cap Index Fund Class 1 †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Mid Cap Index Fund Class 2 *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Moderate Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL Morgan Stanley Global Real Estate Fund Class 1 †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL Morgan Stanley Global Real Estate Fund Class 2 *†	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL MSCI Emerging Markets Equity Index Class 1 †	Allianz Investment Management, LLC	BlackRock Investment Management LLC
AZL MSCI Emerging Markets Equity Index Class 2 *†	Allianz Investment Management, LLC	BlackRock Investment Management LLC
AZL MSCI Global Equity Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management LLC
AZL MVP Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP BlackRock Global Strategy Plus Fund †	Allianz Investment Management, LLC	N/A
AZL MVP DFA Multi- Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Dynamic Balanced Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Dynamic Conservative Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Dynamic Moderate Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Growth Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Moderate Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Pyramis Multi-Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP T. Rowe Price Capital Appreciation Plus Fund †	Allianz Investment Management, LLC	N/A
AZL Pyramis Multi-Strategy Fund *†	Allianz Investment Management, LLC	FIAM LLC/Geode Capital Management, LLC
AZL Pyramis Total Bond Fund Class 1 †	Allianz Investment Management, LLC	FIAM LLC
AZL Pyramis Total Bond Fund Class 2 *†	Allianz Investment Management, LLC	FIAM LLC
AZL Russell 1000 Growth Index Fund Class 1 †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Russell 1000 Growth Index Fund Class 2 *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 1 †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 2 *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL S&P 500 Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC

43	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

Fund	Investment Adviser	Specialist Manager/Adviser
AZL Small Cap Stock Index Fund Class 1 †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Small Cap Stock Index Fund Class 2 *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL T. Rowe Price Capital Appreciation Fund *†	Allianz Investment Management, LLC	T. Rowe Price Associates, Inc
BlackRock Equity Dividend V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management LLC
BlackRock Global Allocation V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management, LLC/BlackRock International Limited
ClearBridge Variable Aggressive Growth Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
Columbia Variable Portfolio – Seligman Global Technology Fund	Columbia Management Investment Advisors, LLC	N/A
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.	N/A
Dreyfus VIF Appreciation Portfolio *	The Dreyfus Corporation	N/A
Eaton Vance VT Floating- Rate Income Fund *	Eaton Vance Management	N/A
Fidelity VIP Emerging Markets Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP FundsManager 50% Portfolio *	Strategic Advisers, Inc.	N/A
Fidelity VIP FundsManager 60% Portfolio *	Strategic Advisers, Inc.	N/A
Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP Strategic Income Portfolio	Fidelity Management & Research Company	N/A
Franklin Founding Funds Allocation VIP Fund *	Franklin Templeton Service LLC	N/A
Franklin Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Mutual Shares VIP Fund *	Franklin Mutual Advisers, LLC	N/A
Franklin Rising Dividends VIP Fund *	Franklin Advisory Services, LLC	N/A
Franklin Strategic Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin U.S. Government Securities VIP Fund *	Franklin Advisers, Inc.	N/A
Invesco V.I. American Value Fund *	Invesco Advisors, Inc.	N/A
Invesco V.I. Balanced- Risk Allocation Fund *	Invesco Advisors, Inc.	N/A
Ivy VIP Asset Strategy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy VIP Energy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy VIP Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy VIP Mid Cap Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy VIP Natural Resources Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy VIP Science and Technology Portfolio *	Waddell & Reed Investment Management Company	N/A
JPMorgan Insurance Trust Core Bond Portfolio *	J.P. Morgan Investment Management Inc.	N/A
Lazard Retirement International Equity Portfolio *	Lazard Asset Management LLC	N/A
Lazard Retirement U.S. Small- Mid Cap Equity Portfolio *	Lazard Asset Management LLC	N/A
MFS VIT II International Value Portfolio *	Massachusetts Financial Services Company	N/A
MFS VIT Total Return Bond Portfolio *	Massachusetts Financial Services Company	N/A
MFS VIT Utilities Portfolio *	Massachusetts Financial Services Company	N/A
Oppenheimer Global Multi- Alternatives Fund/VA *	OppenheimerFunds, Inc.	N/A
Oppenheimer Global Strategic Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer International Growth Fund/VA *	OppenheimerFunds, Inc.	N/A
PIMCO VIT All Asset Portfolio *†	Pacific Investment Management Company LLC	N/A
PIMCO VIT Balanced Allocation Portfolio *†	Pacific Investment Management Company LLC	N/A
PIMCO VIT CommodityRealReturn Strategy Portfolio *†	Pacific Investment Management Company LLC	N/A
PIMCO VIT Emerging Markets Bond Portfolio *†	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Bond Portfolio *†	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Core Bond(Hedged) Portfolio *†	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi- Asset Managed Allocation Portfolio *†	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio *†	Pacific Investment Management Company LLC	N/A
PIMCO VIT Long- Term U.S. Government Portfolio *†	Pacific Investment Management Company LLC	N/A
PIMCO VIT Low Duration Portfolio *†	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio *†	Pacific Investment Management Company LLC	N/A
PIMCO VIT StocksPLUS Global Portfolio *†	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio *†	Pacific Investment Management Company LLC	N/A
PIMCO VIT Unconstrained Bond Portfolio *†	Pacific Investment Management Company LLC	N/A
QS Legg Mason Dynamic Multi- Strategy VIT Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
RCM Dynamic Multi- Asset Plus VIT Portfolio *†	Allianz Global Investors Fund Management LLC	Allianz Global Investors U.S. LLC
T. Rowe Price Blue Chip Growth Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Equity Income Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Health Sciences Portfolio *	T. Rowe Price Associates, Inc.	N/A
Templeton Global Bond VIP Fund *	Franklin Advisors, Inc.	N/A
Templeton Growth VIP Fund *	Templeton Global Advisors Limited	N/A

*	Fund contains share classes which assess 12b- 1 fees.
†	The investment advisor of this fund is an affiliate of Allianz Life of New York and is paid an investment management fee by the fund.

44	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

For the years ended December 31, 2017 and 2016, several funds changed their name as summarized, with the effective date of the change, in the following table:

Prior Fund Name	Current Fund Name	Effective Date
AZL Money Market Fund	AZL Government Money Market Fund	May 1, 2016
AZL Franklin Templeton Founding Strategy Plus Fund	AZL Pyramis Multi-Strategy Fund	October 14, 2016
AZL Invesco Equity and Income Fund	AZL Moderate Index Strategy Fund	October 14, 2016
AZL MVP BlackRock Global Allocation Fund	AZL MVP BlackRock Global Strategy Plus Fund	October 14, 2016
AZL MVP Fusion Balanced Fund	AZL MVP Fusion Dynamic Balanced Fund	October 14, 2016
AZL MVP Fusion Conservative Fund	AZL MVP Fusion Dynamic Conservative Fund	October 14, 2016
AZL MVP Fusion Moderate Fund	AZL MVP Fusion Dynamic Moderate Fund	October 14, 2016
AZL MVP Invesco Equity and Income Fund	AZL MVP Moderate Index Strategy Fund	October 14, 2016
AZL MVP Franklin Templeton Founding Strategy Plus Fund	AZL MVP Pyramis Multi-Strategy Fund	October 14, 2016
AZL MVP T. Rowe Price Capital Appreciation Fund	AZL MVP T. Rowe Price Capital Appreciation Plus Fund	October 14, 2016
AZL NFJ International Value Fund	AZL Global Equity Index Fund	October 14, 2016
AZL Schroder Emerging Markets Equity Fund Class 1	AZL Emerging Markets Equity Index Fund Class 1	October 14, 2016
AZL Schroder Emerging Markets Equity Fund Class 2	AZL Emerging Markets Equity Index Fund Class 2	October 14, 2016
AZL Emerging Markets Equity Index Fund Class 1	AZL MSCI Emerging Markets Equity Index Class 1	May 1, 2017
AZL Emerging Markets Equity Index Fund Class 2	AZL MSCI Emerging Markets Equity Index Class 2	May 1, 2017
AZL Global Equity Index Fund	AZL MSCI Global Equity Index Fund	May 1, 2017
Ivy Funds VIP Asset Strategy Portfolio	Ivy VIP Asset Strategy Portfolio	May 1, 2017
Ivy Funds VIP Energy Portfolio	Ivy VIP Energy Portfolio	May 1, 2017
Ivy Funds VIP Growth Portfolio	Ivy VIP Growth Portfolio	May 1, 2017
Ivy Funds VIP Mid Cap Growth Portfolio	Ivy VIP Mid Cap Growth Portfolio	May 1, 2017
Ivy Funds VIP Science and Technology Portfolio	Ivy VIP Science and Technology Portfolio	May 1, 2017
PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Core Bond (Hedged) Portfolio	May 1, 2017
PIMCO VIT Global Dividend Portfolio	PIMCO VIT StocksPLUS Global Portfolio	May 1, 2017
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	PIMCO VIT Balanced Allocation Portfolio	May 1, 2017
Ivy Funds VIP Global Natural Resources Portfolio	Ivy VIP Natural Resources Portfolio	October 16, 2017

45	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

During the year ended December 31, 2016, the following funds were closed to new money. There were no funds closed to new money during the year ended December 31, 2017.

Fund	Date Closed
Alger American Capital Appreciation Portfolio	October 14, 2016
Alger American LargeCap Growth Portfolio	October 14, 2016
Alger American MidCap Growth Portfolio	October 14, 2016
Alger American SmallCap Growth Portfolio	October 14, 2016
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	October 14, 2016
Davis VA Value Portfolio	October 14, 2016
Franklin Global Real Estate VIP Fund	October 14, 2016
Franklin Growth and Income VIP Fund	October 14, 2016
Franklin Large Cap Growth VIP Fund	October 14, 2016
Franklin Small Cap Value VIP Fund	October 14, 2016
Franklin Small-Mid Cap Growth VIP Fund	October 14, 2016
Invesco V.I. American Franchise Fund	October 14, 2016
Invesco V.I. Core Equity Fund	October 14, 2016
Jennison Portfolio	October 14, 2016
JP Morgan Insurance Trust U.S. Equity Portfolio	October 14, 2016
Oppenheimer Global Fund/VA	October 14, 2016
Oppenheimer Main Street Fund/VA	October 14, 2016
SP International Growth Portfolio	October 14, 2016
Templeton Foreign VIP Fund	October 14, 2016
AZL BlackRock Capital Appreciation Fund	October 21, 2016
AZL Boston Company Research Growth Fund	October 21, 2016
AZL Invesco International Equity Fund	October 21, 2016
AZL JPMorgan International Opportunities Fund	October 21, 2016
AZL JPMorgan U.S. Equity Fund	October 21, 2016
AZL MFS Investors Trust Fund	October 21, 2016
AZL MVP Fusion Growth Fund	October 21, 2016
AZL Federated Clover Small Value Fund	October 28, 2016
AZL Invesco Growth and Income Fund	October 28, 2016
AZL MFS Mid Cap Value Fund	October 28, 2016
AZL MFS Value Fund	October 28, 2016
AZL Multi-Manager Mid Cap Growth Fund	October 28, 2016
AZL Oppenheimer Discovery Fund	October 28, 2016
Franklin High Income VIP Fund	October 28, 2016

46	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

During the years ended December 31, 2017 and 2016, the following funds were added as available options:

Fund	Date Opened
AZL International Index Fund Class 1	October 14, 2016
AZL Mid Cap Index Fund Class 1	October 14, 2016
AZL Morgan Stanley Global Real Estate Fund Class 1	October 14, 2016
AZL Pyramis Total Bond Fund Class 1	October 14, 2016
AZL Russell 1000 Growth Index Fund Class 1	October 14, 2016
AZL Russell 1000 Value Index Fund Class 1	October 14, 2016
AZL Small Cap Stock Index Fund Class 1	October 14, 2016
PIMCO VIT Long-Term U.S. Government Portfolio	May 1, 2017
AZL DFA Five-Year Global Fixed Income Fund	October 16, 2017

47	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

For the year ended December 31, 2016, the following funds merged or were replaced. No funds were merged or replaced during the year ended December 31, 2017.

Closed Fund	Receiving Fund	Date Merged
Alger American Capital Appreciation Portfolio	AZL Russell 1000 Growth Index Fund Class 1	October 14, 2016
Alger American LargeCap Growth Portfolio	AZL Russell 1000 Growth Index Fund Class 1	October 14, 2016
Alger American MidCap Growth Portfolio	AZL Mid Cap Index Fund Class 1	October 14, 2016
Alger American SmallCap Growth Portfolio	AZL Small Cap Stock Index Fund Class 1	October 14, 2016
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	AZL Small Cap Stock Index Fund Class 1	October 14, 2016
Davis VA Value Portfolio	AZL Russell 1000 Value Index Fund Class 1	October 14, 2016
Franklin Global Real Estate VIP Fund +	AZL Morgan Stanley Global Real Estate Fund Class 1	October 14, 2016
Franklin Global Real Estate VIP Fund +	AZL Morgan Stanley Global Real Estate Fund Class 2	October 14, 2016
Franklin Growth and Income VIP Fund +	AZL Russell 1000 Value Index Fund Class 1	October 14, 2016
Franklin Growth and Income VIP Fund +	AZL Russell 1000 Value Index Fund Class 2	October 14, 2016
Franklin Large Cap Growth VIP Fund +	AZL Russell 1000 Growth Index Fund Class 1	October 14, 2016
Franklin Large Cap Growth VIP Fund +	AZL Russell 1000 Growth Index Fund Class 2	October 14, 2016
Franklin Small Cap Value VIP Fund +	AZL Small Cap Stock Index Fund Class 1	October 14, 2016
Franklin Small Cap Value VIP Fund +	AZL Small Cap Stock Index Fund Class 2	October 14, 2016
Franklin Small-Mid Cap Growth VIP Fund +	AZL Mid Cap Index Fund Class 1	October 14, 2016
Franklin Small-Mid Cap Growth VIP Fund +	AZL Mid Cap Index Fund Class 2	October 14, 2016
Invesco V.I. American Franchise Fund +	AZL Russell 1000 Growth Index Fund Class 1	October 14, 2016
Invesco V.I. American Franchise Fund +	AZL Russell 1000 Growth Index Fund Class 2	October 14, 2016
Invesco V.I. Core Equity Fund	AZL S&P 500 Index Fund	October 14, 2016
Jennison Portfolio	AZL Russell 1000 Growth Index Fund Class 2	October 14, 2016
JPMorgan Insurance Trust U.S. Equity Portfolio	AZL S&P 500 Index Fund	October 14, 2016
Oppenheimer Global Fund/VA	AZL International Index Fund Class 1	October 14, 2016
Oppenheimer Main Street Fund/VA	AZL S&P 500 Index Fund	October 14, 2016
SP International Growth Portfolio	AZL International Index Fund Class 2	October 14, 2016
Templeton Foreign VIP Fund +	AZL International Index Fund Class 1	October 14, 2016
Templeton Foreign VIP Fund +	AZL International Index Fund Class 2	October 14, 2016
AZL BlackRock Capital Appreciation Fund	AZL Russell 1000 Growth Index Fund Class 2	October 21, 2016
AZL Boston Company Research Growth Fund	AZL Russell 1000 Growth Index Fund Class 2	October 21, 2016
AZL Invesco International Equity Fund	AZL International Index Fund Class 2	October 21, 2016
AZL JPMorgan International Opportunities Fund	AZL International Index Fund Class 2	October 21, 2016
AZL JPMorgan U.S. Equity Fund	AZL S&P 500 Index Fund	October 21, 2016
AZL MFS Investors Trust Fund	AZL S&P 500 Index Fund	October 21, 2016
AZL MVP Fusion Growth Fund	AZL MVP Growth Index Strategy Fund	October 21, 2016
AZL Federated Clover Small Value Fund	AZL Small Cap Stock Index Fund Class 2	October 28, 2016
AZL Invesco Growth and Income Fund	AZL Russell 1000 Value Index Fund Class 2	October 28, 2016
AZL MFS Mid Cap Value Fund	AZL Mid Cap Index Fund Class 2	October 28, 2016
AZL MFS Value Fund	AZL Russell 1000 Value Index Fund Class 2	October 28, 2016
AZL Multi-Manager Mid Cap Growth Fund	AZL Mid Cap Index Fund Class 2	October 28, 2016
AZL Oppenheimer Discovery Fund	AZL Small Cap Stock Index Fund Class 2	October 28, 2016
Franklin High Income VIP Fund +	AZL Pyramis Total Bond Fund Class 1	October 28, 2016
Franklin High Income VIP Fund +	AZL Pyramis Total Bond Fund Class 2	October 28, 2016

+	Fund previously had one class but was merger or replaced with a new Fund and multiple classes.

48	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern Standard Time market close.

The Fair Value Measurements and Disclosures topic of the FASB ASC establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.
Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)	quoted prices for similar assets or liabilities in active markets.

(b)	quoted prices for identical or similar assets or liabilities in markets that are not active.

(c)	inputs other than quoted prices that are observable.

(d)	inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –	Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2017, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market. Therefore, all investments have been categorized as Level 1. There were no transfers in and out of Level 1 and Level 2 fair value measurements. If any transfers were to occur, transfers into and/or out of Levels 1, 2 and 3 would be reported as of the end of the period. The characterization of the underlying securities held by the funds are accounted for on a trade-date basis and are in accordance with the Fair Value Measurements and Disclosures topic of the FASB ASC, which differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method. Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

Certain sub-accounts invest in funds that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk.

Recently Issued Accounting Pronouncements

Allianz Life of New York evaluated all issued FASB accounting pronouncements and determined no pronouncements were applicable for current or future implementation within the Variable Account.

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable Contracts according to the 1983 and 2000 Individual Annuity Mortality Tables, using an assumed investment return (AIR) equal to the AIR of the specific Contracts, either 3%, 4.5%, or 5%. Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life of New York if the reserves required are less than originally estimated. If additional reserves are required, Allianz Life of New York reimburses the Variable Account.

3. CHARGES, EXPENSES AND FEES

Under the terms of the Contracts, certain charges, expenses and fees are incurred by the Contracts to cover Allianz Life of New York’s expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges, expenses and fees for the period ended December 31, 2017:

Mortality and Expense Risk Charges

Allianz Life of NY assumes mortality and expense risks related to the operations of the Variable Account. These charges range from 0.35% to 3.55% annually during the accumulation phase, or from 1.25% to 1.90% annually during the annuity phase for variable annuity payments. These charges are deducted daily and assessed against the daily net asset value of each investment option. These charges are assessed either through a reduction in subaccount accumulation unit values during the accumulation phase, or a reduction in subaccount annuity unit values during the annuity phase for contractholders that selected variable annuity payments.

49	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

Administrative Charges

A charge to cover administrative expenses of the Variable Account may be deducted from the Variable Account, depending on the Contract. This annual charge of 0.15% is calculated and assessed daily as a percentage of each investment option’s net asset value. This charge is assessed through a reduction in subaccount accumulation unit values during the accumulation phase, or a reduction in subaccount annuity unit values during the annuity phase for contractholders that selected variable annuity payments.

Contract Maintenance Charges

For certain Contracts, an annual contract maintenance charge of $30 or $50 may be deducted to cover ongoing administrative expenses. These charges are assessed through the redemption of subaccount accumulation units during the accumulation phase, or redemption in subaccount annuity units values during the annuity phase if variable annuity payments are selected or a reduction in fixed annuity payments.

Withdrawal Charges

For certain Contracts, a withdrawal charge (sometimes called a contingent deferred sales charge) is imposed as a percentage, with a range of 1.0% to 8.5%, of each purchase payment if the Contract is surrendered or a partial withdrawal is taken during the withdrawal charge period. For certain Contracts, a withdrawal charge may also apply during the annuity phase if there are liquidations of variable annuity payments under certain annuity options. These withdrawal charges are imposed as a percentage, with a range of 2.0% to 6.0%, of the amount liquidated. These charges are assessed through the redemption of subaccount accumulation units during the accumulation phase, or redemption in subaccount annuity units during the annuity phase.

Rider Charges

For certain Contracts, optional benefit riders are available for an additional charge to the contract owners. The rider charges are imposed as a percentage, with the range shown below, by type of rider:

Investment Protector: 1.15% to 1.30%

Income Protector: 1.10% to 1.70%

Income Focus: 1.30%

The rider charges for these optional benefits vary based on a number of factors, such as the rider effective date. These charges are calculated as a percentage of the benefit’s guaranteed value and are assessed through the redemption of subaccount accumulation units.

Transfer Fee

A charge to cover transfers between available investment options may be imposed, at a rate of up to $25 per transfer. These charges are assessed through the redemption of subaccount units.

Other Contract Charges

For certain Contracts, there are additional fees, as described below:

•	Account Fee – Account fees vary by account and product and are imposed as a percentage of the account’s guaranteed value, which range from 0.85% to 1.05%, and are assessed through the redemption of subaccount accumulation units.

•	Product Fee – is 1.25% annually and is accrued on a daily basis as a percentage of the Contract Value on the prior quarterly Contract Anniversary adjusted for subsequent purchase payments and withdrawals and deducted from the Contract Value during the accumulation phase.

Additional details on the charges that are specific to each contractholder can be found in the respective product prospectus.

4. FEDERAL INCOME TAXES

Operations of the Variable Account form a part of the Allianz Life of New York, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Allianz Life of New York understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

50	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

5. PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS)

The cost of purchase and proceeds from sales of investments for the year or period ended December 31, 2017, are as follows:

	Cost of Purchases	Proceeds from Sales
Allianz NFJ Dividend Value VIT Portfolio	$115	$91
AZL Balanced Index Strategy Fund	4,508	5,923
AZL DFA Five-Year Global Fixed Income Fund	161	4
AZL DFA Multi-Strategy Fund	3,011	18,277
AZL Enhanced Bond Index Fund	907	352
AZL Gateway Fund	526	1,144
AZL Government Money Market Fund	62,110	74,095
AZL International Index Fund Class 1	160	645
AZL International Index Fund Class 2	2,832	7,429
AZL MetWest Total Return Bond Fund	774	367
AZL Mid Cap Index Fund Class 1	294	595
AZL Mid Cap Index Fund Class 2	3,890	8,056
AZL Moderate Index Strategy Fund	12,272	8,281
AZL Morgan Stanley Global Real Estate Fund Class 1	278	243
AZL Morgan Stanley Global Real Estate Fund Class 2	502	613
AZL MSCI Emerging Markets Equity Index Class 1	36	198
AZL MSCI Emerging Markets Equity Index Class 2	760	1,612
AZL MSCI Global Equity Index Fund	350	94
AZL MVP Balanced Index Strategy Fund	6,010	11,055
AZL MVP BlackRock Global Strategy Plus Fund	4,023	10,997
AZL MVP DFA Multi-Strategy Fund	2,341	1,219
AZL MVP Fusion Dynamic Balanced Fund	12,438	16,227
AZL MVP Fusion Dynamic Conservative Fund	2,826	6,031
AZL MVP Fusion Dynamic Moderate Fund	31,449	36,236
AZL MVP Growth Index Strategy Fund	39,025	24,755
AZL MVP Moderate Index Strategy Fund	5,825	8,111
AZL MVP Pyramis Multi-Strategy Fund	1,875	4,605
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	31,286	14,912
AZL Pyramis Multi-Strategy Fund	1,460	4,571
AZL Pyramis Total Bond Fund Class 1	73	243
AZL Pyramis Total Bond Fund Class 2	2,451	4,216
AZL Russell 1000 Growth Index Fund Class 1	399	914
AZL Russell 1000 Growth Index Fund Class 2	4,096	8,273
AZL Russell 1000 Value Index Fund Class 1	1,817	2,163
AZL Russell 1000 Value Index Fund Class 2	3,269	5,371
AZL S&P 500 Index Fund	7,945	16,908
AZL Small Cap Stock Index Fund Class 1	84	198
AZL Small Cap Stock Index Fund Class 2	2,617	5,189
AZL T. Rowe Price Capital Appreciation Fund	7,248	8,284
BlackRock Equity Dividend V.I. Fund	—	—
BlackRock Global Allocation V.I. Fund	6,382	20,370
ClearBridge Variable Aggressive Growth Portfolio	5	3
Columbia Variable Portfolio – Seligman Global Technology Fund	5	—
Davis VA Financial Portfolio	199	345
Dreyfus VIF Appreciation Portfolio	—	—
Eaton Vance VT Floating-Rate Income Fund	8	1
Fidelity VIP Emerging Markets Portfolio	—	3
Fidelity VIP FundsManager 50% Portfolio	170	1,862
Fidelity VIP FundsManager 60% Portfolio	2,028	2,434
Fidelity VIP Mid Cap Portfolio	3	15

51	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

	Cost of Purchases	Proceeds from Sales
Fidelity VIP Strategic Income Portfolio	$16	$—
Franklin Founding Funds Allocation VIP Fund	1,129	2,597
Franklin Income VIP Fund	21,014	18,289
Franklin Mutual Shares VIP Fund	2,065	5,278
Franklin Rising Dividends VIP Fund	955	2,788
Franklin Strategic Income VIP Fund	—	—
Franklin U.S. Government Securities VIP Fund	3,549	6,381
Invesco V.I. American Value Fund	—	13
Invesco V.I. Balanced-Risk Allocation Fund	—	—
Ivy VIP Asset Strategy Portfolio	—	—
Ivy VIP Energy Portfolio	—	—
Ivy VIP Growth Portfolio	—	—
Ivy VIP Mid Cap Growth Portfolio	—	—
Ivy VIP Natural Resources Portfolio	—	—
Ivy VIP Science and Technology Portfolio	—	—
JPMorgan Insurance Trust Core Bond Portfolio	501	293
Lazard Retirement International Equity Portfolio	—	—
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	1	—
MFS VIT II International Value Portfolio	—	—
MFS VIT Total Return Bond Portfolio	1,202	763
MFS VIT Utilities Portfolio	—	—
Oppenheimer Global Multi-Alternatives Fund/VA	—	—
Oppenheimer Global Strategic Income Fund/VA	9	58
Oppenheimer International Growth Fund/VA	—	—
PIMCO VIT All Asset Portfolio	4,030	6,597
PIMCO VIT Balanced Allocation Portfolio	435	1,802
PIMCO VIT CommodityRealReturn Strategy Portfolio	566	537
PIMCO VIT Emerging Markets Bond Portfolio	889	2,754
PIMCO VIT Global Bond Portfolio	351	652
PIMCO VIT Global Core Bond(Hedged) Portfolio	1,206	1,413
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	883	3,123
PIMCO VIT High Yield Portfolio	10,395	9,399
PIMCO VIT Long-Term U.S. Government Portfolio	39	6
PIMCO VIT Low Duration Portfolio	1	4
PIMCO VIT Real Return Portfolio	4,182	5,273
PIMCO VIT StocksPLUS Global Portfolio	693	2,735
PIMCO VIT Total Return Portfolio	8,879	13,838
PIMCO VIT Unconstrained Bond Portfolio	2,080	3,383
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	—	—
RCM Dynamic Multi-Asset Plus VIT Portfolio	899	334
T. Rowe Price Blue Chip Growth Portfolio	1	—
T. Rowe Price Equity Income Portfolio	5	—
T. Rowe Price Health Sciences Portfolio	—	—
Templeton Global Bond VIP Fund	5,101	11,218
Templeton Growth VIP Fund	557	3,115

52	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

6. CHANGE IN UNITS OUTSTANDING (IN THOUSANDS)

The changes in units outstanding are as follows:

	Years or periods ended December 31
	2017			2016
	Units Issued	Unit Redeemed	Net Increase (Decrease)	Units Issued	Unit Redeemed	Net Increase (Decrease)
Alger American Capital Appreciation Portfolio (B)	—	—	—	—	(4)	(4)
Alger American LargeCap Growth Portfolio (B)	—	—	—	—	(5)	(5)
Alger American MidCap Growth Portfolio (B)	—	—	—	—	(1)	(1)
Alger American SmallCap Growth Portfolio (B)	—	—	—	—	—	—
Allianz NFJ Dividend Value VIT Portfolio	—	(5)	(5)	11	—	11
AZL Balanced Index Strategy Fund	59	(263)	(204)	5	(172)	(167)
AZL BlackRock Capital Appreciation Fund (B)	—	—	—	5	(1,208)	(1,203)
AZL Boston Company Research Growth Fund (B)	—	—	—	19	(466)	(447)
AZL DFA Five-Year Global Fixed Income Fund (A)	16	—	16	—	—	—
AZL DFA Multi-Strategy Fund	18	(865)	(847)	25	(950)	(925)
AZL Enhanced Bond Index Fund	63	(12)	51	101	(13)	88
AZL Federated Clover Small Value Fund (B)	—	—	—	2	(432)	(430)
AZL Gateway Fund	4	(49)	(45)	35	(56)	(21)
AZL Government Money Market Fund	4,712	(6,067)	(1,355)	10,335	(9,342)	993
AZL International Index Fund Class 1 (C)	—	(46)	(46)	612	(46)	566
AZL International Index Fund Class 2	16	(403)	(387)	2,300	(103)	2,197
AZL Invesco Growth and Income Fund (B)	—	—	—	13	(523)	(510)
AZL Invesco International Equity Fund (B)	—	—	—	9	(827)	(818)
AZL JPMorgan International Opportunities Fund (B)	—	—	—	10	(726)	(716)
AZL JPMorgan U.S. Equity Fund (B)	—	—	—	11	(678)	(667)
AZL MetWest Total Return Bond Fund	54	(14)	40	42	(22)	20
AZL MFS Investors Trust Fund (B)	—	—	—	6	(495)	(489)
AZL MFS Mid Cap Value Fund (B)	—	—	—	16	(934)	(918)
AZL MFS Value Fund (B)	—	—	—	10	(701)	(691)
AZL Mid Cap Index Fund Class 1 (C)	—	(48)	(48)	259	(10)	249
AZL Mid Cap Index Fund Class 2	11	(274)	(263)	1,412	(52)	1,360
AZL Moderate Index Strategy Fund	8	(294)	(286)	15	(400)	(385)
AZL Morgan Stanley Global Real Estate Fund Class 1 (C)	—	(20)	(20)	229	(3)	226
AZL Morgan Stanley Global Real Estate Fund Class 2	9	(45)	(36)	104	(18)	86
AZL MSCI Emerging Markets Equity Index Class 1	—	(13)	(13)	—	(25)	(25)
AZL MSCI Emerging Markets Equity Index Class 2	5	(87)	(82)	1	(95)	(94)
AZL MSCI Global Equity Index Fund	19	(2)	17	13	(2)	11
AZL Multi-Manager Mid Cap Growth Fund (B)	—	—	—	—	(1,004)	(1,004)
AZL MVP Balanced Index Strategy Fund	118	(631)	(513)	892	(151)	741
AZL MVP BlackRock Global Strategy Plus Fund	136	(616)	(480)	552	(664)	(112)
AZL MVP DFA Multi-Strategy Fund	132	(20)	112	270	(3)	267
AZL MVP Fusion Dynamic Balanced Fund	85	(922)	(837)	318	(551)	(233)
AZL MVP Fusion Dynamic Conservative Fund	22	(331)	(309)	95	(170)	(75)
AZL MVP Fusion Dynamic Moderate Fund	210	(1,847)	(1,637)	576	(1,389)	(813)
AZL MVP Fusion Growth Fund (B)	—	—	—	25	(2,906)	(2,881)
AZL MVP Growth Index Strategy Fund	1,440	(1,027)	413	4,015	(638)	3,377
AZL MVP Moderate Index Strategy Fund	101	(362)	(261)	335	(448)	(113)
AZL MVP Pyramis Multi-Strategy Fund	50	(278)	(228)	222	(441)	(219)
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	1,884	(730)	1,154	2,076	(283)	1,793

53	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

	Years or periods ended December 31
	2017			2016
	Units Issued	Unit Redeemed	Net Increase (Decrease)	Units Issued	Unit Redeemed	Net Increase (Decrease)
AZL Oppenheimer Discovery Fund (B)	—	—	—	—	(335)	(335)
AZL Pyramis Multi-Strategy Fund	9	(264)	(255)	18	(1,053)	(1,035)
AZL Pyramis Total Bond Fund Class 1 (C)	3	(22)	(19)	236	(7)	229
AZL Pyramis Total Bond Fund Class 2	96	(285)	(189)	1,516	(67)	1,449
AZL Russell 1000 Growth Index Fund Class 1 (C)	—	(72)	(72)	317	(5)	312
AZL Russell 1000 Growth Index Fund Class 2	9	(317)	(308)	1,590	(27)	1,563
AZL Russell 1000 Value Index Fund Class 1 (C)	—	(171)	(171)	1,356	(45)	1,311
AZL Russell 1000 Value Index Fund Class 2	9	(230)	(221)	1,287	(37)	1,250
AZL S&P 500 Index Fund	40	(721)	(681)	1,585	(298)	1,287
AZL Small Cap Stock Index Fund Class 1 (C)	—	(15)	(15)	87	(15)	72
AZL Small Cap Stock Index Fund Class 2	7	(208)	(201)	918	(81)	837
AZL T. Rowe Price Capital Appreciation Fund	200	(297)	(97)	121	(157)	(36)
BlackRock Equity Dividend V.I. Fund	—	—	—	—	—	—
BlackRock Global Allocation V.I. Fund	29	(1,195)	(1,166)	56	(972)	(916)
ClearBridge Variable Aggressive Growth Portfolio	—	—	—	—	—	—
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (B)	—	—	—	—	(23)	(23)
Columbia Variable Portfolio – Seligman Global Technology Fund	—	—	—	—	—	—
Davis VA Financial Portfolio	1	(16)	(15)	—	(18)	(18)
Davis VA Value Portfolio (B)	—	—	—	—	(11)	(11)
Dreyfus VIF Appreciation Portfolio	—	—	—	—	—	—
Eaton Vance VT Floating-Rate Income Fund	—	—	—	—	(1)	(1)
Fidelity VIP Emerging Markets Portfolio	—	(1)	(1)	—	—	—
Fidelity VIP FundsManager 50% Portfolio	—	(113)	(113)	47	(24)	23
Fidelity VIP FundsManager 60% Portfolio	22	(58)	(36)	8	(49)	(41)
Fidelity VIP Mid Cap Portfolio	—	—	—	—	—	—
Fidelity VIP Strategic Income Portfolio	1	—	1	—	—	—
Franklin Founding Funds Allocation VIP Fund	—	(169)	(169)	4	(93)	(89)
Franklin Global Real Estate VIP Fund (B)	—	—	—	—	(77)	(77)
Franklin Growth and Income VIP Fund (B)	—	—	—	—	(314)	(314)
Franklin High Income VIP Fund (B)	—	—	—	1	(530)	(529)
Franklin Income VIP Fund	144	(161)	(17)	175	(180)	(5)
Franklin Large Cap Growth VIP Fund (B)	—	—	—	—	(176)	(176)
Franklin Mutual Shares VIP Fund	3	(147)	(144)	2	(185)	(183)
Franklin Rising Dividends VIP Fund	—	(39)	(39)	—	(37)	(37)
Franklin Small Cap Value VIP Fund (B)	—	—	—	—	(64)	(64)
Franklin Small-Mid Cap Growth VIP Fund (B)	—	—	—	—	(110)	(110)
Franklin Strategic Income VIP Fund	—	—	—	—	(1)	(1)
Franklin U.S. Government Securities VIP Fund	7	(115)	(108)	175	(102)	73
Invesco V.I. American Franchise Fund (B)	—	—	—	—	(4)	(4)
Invesco V.I. American Value Fund	—	—	—	—	—	—
Invesco V.I. Balanced-Risk Allocation Fund	—	—	—	—	—	—
Invesco V.I. Core Equity Fund (B)	—	—	—	—	(3)	(3)
Ivy VIP Asset Strategy Portfolio	—	—	—	—	—	—
Ivy VIP Energy Portfolio	—	—	—	—	(1)	(1)
Ivy VIP Growth Portfolio	—	—	—	—	—	—
Ivy VIP Mid Cap Growth Portfolio	—	—	—	—	—	—
Ivy VIP Natural Resources Portfolio	—	—	—	—	—	—
Ivy VIP Science and Technology Portfolio	—	—	—	—	—	—
Jennison Portfolio (B)	—	—	—	—	(14)	(14)

54	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

	Years or periods ended December 31
	2017			2016
	Units Issued	Unit Redeemed	Net Increase (Decrease)	Units Issued	Unit Redeemed	Net Increase (Decrease)
JPMorgan Insurance Trust Core Bond Portfolio	20	(6)	14	33	(3)	30
JPMorgan Insurance Trust U.S. Equity Portfolio (B)	—	—	—	—	(1)	(1)
Lazard Retirement International Equity Portfolio	—	—	—	—	—	—
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	—	—	—	—	—	—
MFS VIT II International Value Portfolio	—	—	—	—	—	—
MFS VIT Total Return Bond Portfolio	37	(18)	19	49	(6)	43
MFS VIT Utilities Portfolio	—	—	—	—	—	—
Oppenheimer Global Fund/VA (B)	—	—	—	—	(52)	(52)
Oppenheimer Global Multi-Alternatives Fund/VA	—	—	—	—	—	—
Oppenheimer Global Strategic Income Fund/VA	—	(2)	(2)	—	(2)	(2)
Oppenheimer International Growth Fund/VA	—	—	—	—	—	—
Oppenheimer Main Street Fund/VA (B)	—	—	—	—	(67)	(67)
PIMCO VIT All Asset Portfolio	32	(247)	(215)	92	(206)	(114)
PIMCO VIT Balanced Allocation Portfolio	21	(144)	(123)	115	(98)	17
PIMCO VIT CommodityRealReturn Strategy Portfolio	30	(64)	(34)	1	(66)	(65)
PIMCO VIT Emerging Markets Bond Portfolio	—	(123)	(123)	1	(101)	(100)
PIMCO VIT Global Bond Portfolio	9	(33)	(24)	1	(38)	(37)
PIMCO VIT Global Core Bond(Hedged) Portfolio	36	(58)	(22)	50	(59)	(9)
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	7	(215)	(208)	11	(173)	(162)
PIMCO VIT High Yield Portfolio	206	(295)	(89)	492	(287)	205
PIMCO VIT Long-Term U.S. Government Portfolio (A)	1	—	1	—	—	—
PIMCO VIT Low Duration Portfolio	—	—	—	—	(1)	(1)
PIMCO VIT Real Return Portfolio	143	(238)	(95)	212	(173)	39
PIMCO VIT StocksPLUS Global Portfolio	4	(180)	(176)	5	(179)	(174)
PIMCO VIT Total Return Portfolio	240	(520)	(280)	546	(574)	(28)
PIMCO VIT Unconstrained Bond Portfolio	79	(209)	(130)	141	(121)	20
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	—	—	—	—	—	—
RCM Dynamic Multi-Asset Plus VIT Portfolio	53	(7)	46	60	(13)	47
SP International Growth Portfolio (B)	—	—	—	—	(5)	(5)
T. Rowe Price Blue Chip Growth Portfolio	—	—	—	—	—	—
T. Rowe Price Equity Income Portfolio	?	—	—	—	—	—
T. Rowe Price Health Sciences Portfolio	—	—	—	—	—	—
Templeton Foreign VIP Fund (B)	—	—	—	—	(266)	(266)
Templeton Global Bond VIP Fund	37	(149)	(112)	160	(121)	39
Templeton Growth VIP Fund	2	(85)	(83)	2	(131)	(129)

Total	10,709	(22,480)	(11,771)	36,446	(34,816)	1,630

(A)	Fund commenced in 2017. See Footnote 1 for further details.
(B)	Fund terminated in 2016. See Footnote 1 for further details.
(C)	Fund commenced in 2016. See Footnote 1 for further details.

55	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

7.	FINANCIAL HIGHLIGHTS

A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts is as follows:

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Allianz NFJ Dividend Value VIT Portfolio
2017	19	$16.20	to	$16.65	$315	33.93%	0.35%	to	2.20%	14.17%	to	14.75%
2016	24	$14.19	to	$14.51	$349	1.91%	0.35%	to	2.20%	13.04%	to	13.62%
2015	13	$12.55	to	$12.77	$170	2.57%	0.35%	to	2.20%	-10.57%	to	-10.11%
2014³	5	$14.04	to	$14.21	$66	0.00%	0.35%	to	2.20%	0.03%	to	0.28%
AZL Balanced Index Strategy Fund
2017	1,933	$13.84	to	$16.17	$29,984	2.22%	1.15%	to	3.55%	7.78%	to	10.12%
2016	2,137	$12.81	to	$14.68	$30,179	2.62%	1.15%	to	3.55%	3.19%	to	5.43%
2015	2,304	$12.38	to	$13.93	$31,035	1.03%	1.15%	to	3.55%	-3.33%	to	-1.23%
2014	2,425	$12.78	to	$14.28	$33,223	1.41%	1.15%	to	3.55%	2.57%	to	4.80%
2013	2,434	$12.45	to	$13.91	$32,030	1.60%	1.15%	to	3.55%	9.15%	to	11.53%
AZL DFA Five-Year Global Fixed Income Fund
2017[8]	16	$9.58	to	$9.87	$156	0.00%	0.00%	to	3.55%	-0.90%	to	-0.68%
AZL DFA Multi-Strategy Fund
2017	5,972	$15.63	to	$18.49	$106,996	0.77%	1.15%	to	3.55%	8.93%	to	11.29%
2016	6,819	$14.33	to	$16.78	$110,027	0.00%	1.15%	to	3.55%	5.67%	to	7.97%
2015	7,744	$13.55	to	$15.80	$116,196	1.23%	1.15%	to	3.55%	-3.99%	to	-1.90%
2014	9,485	$14.10	to	$16.43	$145,315	1.18%	1.15%	to	3.55%	2.81%	to	5.20%
2013	8,775	$13.68	to	$15.93	$128,520	1.20%	1.15%	to	3.55%	16.85%	to	19.57%
AZL Enhanced Bond Index Fund
2017	270	$10.68	to	$11.44	$3,060	0.93%	1.15%	to	2.20%	0.77%	to	1.59%
2016	219	$10.60	to	$11.26	$2,448	2.31%	1.15%	to	2.20%	0.05%	to	0.87%
2015	131	$10.59	to	$11.16	$1,455	2.32%	1.15%	to	2.20%	-1.95%	to	-1.15%
2014²	30	$11.11	to	$11.29	$342	1.23%	1.15%	to	2.20%	1.77%	to	1.98%
AZL Gateway Fund
2017	750	$11.15	to	$13.94	$9,743	1.00%	0.00%	to	3.55%	5.92%	to	9.08%
2016	795	$10.53	to	$12.78	$9,577	1.99%	0.00%	to	3.55%	1.49%	to	4.47%
2015	816	$10.37	to	$12.23	$9,527	1.17%	0.00%	to	3.55%	-1.33%	to	1.62%
2014	872	$10.51	to	$12.04	$10,151	1.18%	0.00%	to	3.55%	-0.26%	to	2.73%
2013	819	$10.53	to	$11.53	$9,399	0.82%	0.00%	to	3.55%	4.92%	to	6.93%
AZL Government Money Market Fund
2017	3,222	$6.75	to	$12.76	$31,519	0.04%	0.00%	to	3.55%	-3.43%	to	0.05%
2016	4,577	$6.99	to	$12.76	$43,505	0.00%	0.00%	to	3.55%	-3.48%	to	0.01%
2015	3,584	$7.60	to	$12.76	$34,736	0.00%	0.00%	to	3.55%	-3.19%	to	0.01%
2014	4,511	$7.63	to	$12.76	$43,627	0.00%	0.00%	to	3.55%	-3.24%	to	0.01%
2013	4,705	$7.88	to	$12.15	$45,687	0.00%	0.00%	to	3.55%	-3.24%	to	0.00%
AZL International Index Fund Class 1
2017	520	$12.19	to	$12.39	$6,481	1.33%	1.40%	to	2.75%	21.74%	to	23.39%
2016[6]	566	$10.01	to	$10.04	$5,728	0.00%	1.40%	to	2.75%	0.11%	to	0.40%
AZL International Index Fund Class 2
2017	2,409	$11.58	to	$20.02	$30,968	0.88%	0.00%	to	3.55%	20.42%	to	24.33%
2016	2,796	$9.59	to	$16.10	$29,325	1.47%	0.00%	to	3.55%	-3.13%	to	0.49%
2015	599	$9.88	to	$16.10	$6,506	4.17%	0.00%	to	3.55%	-4.59%	to	-1.73%
2014	588	$10.35	to	$16.38	$6,591	1.82%	0.00%	to	3.55%	-9.32%	to	-6.51%
2013	544	$11.50	to	$17.53	$6,603	1.99%	0.00%	to	3.55%	17.48%	to	20.93%

56	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL MetWest Total Return Bond Fund
2017	183	$9.91	to	$10.15	$1,850	1.51%	1.15%	to	2.20%	0.92%	to	1.72%
2016	143	$9.82	to	$9.98	$1,423	0.98%	1.15%	to	2.20%	0.10%	to	0.89%
2015[4]	123	$9.84	to	$9.89	$1,211	0.08%	1.15%	to	2.20%	-2.93%	to	-2.59%
AZL Mid Cap Index Fund Class 1
2017	201	$12.43	to	$12.44	$2,520	1.02%	1.40%	to	1.49%	14.37%	to	14.47%
2016[6]	249	$10.86	to	$10.87	$2,722	0.00%	1.40%	to	1.49%	8.65%	to	8.67%
AZL Mid Cap Index Fund Class 2
2017	1,569	$18.92	to	$35.40	$33,928	0.46%	0.00%	to	3.55%	11.82%	to	15.85%
2016	1,832	$16.85	to	$30.67	$34,935	0.65%	0.00%	to	3.55%	8.36%	to	19.52%
2015	472	$14.59	to	$25.75	$7,862	1.13%	0.00%	to	3.55%	-5.93%	to	-2.67%
2014	457	$15.46	to	$26.55	$8,010	0.66%	0.00%	to	3.55%	5.72%	to	9.21%
2013	476	$15.27	to	$24.39	$7,840	0.78%	0.00%	to	3.55%	28.47%	to	32.71%
AZL Moderate Index Strategy Fund
2017	2,065	$16.01	to	$23.97	$40,855	2.05%	0.35%	to	3.55%	9.52%	to	12.90%
2016	2,351	$14.61	to	$21.23	$41,729	1.90%	0.35%	to	3.55%	5.27%	to	8.53%
2015	2,736	$13.85	to	$19.56	$45,206	2.09%	0.35%	to	3.55%	-5.87%	to	-2.81%
2014	2,535	$14.69	to	$20.13	$43,733	0.79%	0.35%	to	3.55%	4.71%	to	8.12%
2013	2,317	$13.99	to	$18.61	$37,443	0.91%	0.35%	to	3.55%	20.32%	to	24.23%
AZL Morgan Stanley Global Real Estate Fund Class 1
2017	206	$10.86	to	$10.87	$2,257	4.05%	1.40%	to	1.49%	8.38%	to	8.47%
2016[6]	226	$10.02	to	$10.02	$2,279	0.00%	1.40%	to	1.49%	0.18%	to	0.20%
AZL Morgan Stanley Global Real Estate Fund Class 2
2017	291	$10.80	to	$14.98	$3,428	3.65%	0.00%	to	3.55%	5.91%	to	9.34%
2016	327	$10.16	to	$13.70	$3,601	1.33%	0.00%	to	3.55%	-0.46%	to	2.77%
2015	241	$10.02	to	$13.33	$2,646	3.86%	0.00%	to	3.55%	-4.78%	to	-1.68%
2014	311	$10.50	to	$13.56	$3,568	1.05%	0.00%	to	3.55%	9.80%	to	13.37%
2013	337	$9.68	to	$11.96	$3,493	4.01%	0.00%	to	3.55%	-0.27%	to	2.66%
AZL MSCI Emerging Markets Equity Index Class 1
2017	62	$13.61	to	$13.74	$851	0.55%	1.40%	to	1.49%	34.95%	to	35.07%
2016	75	$10.09	to	$10.17	$767	0.93%	1.40%	to	1.49%	8.58%	to	8.68%
2015	100	$9.29	to	$9.36	$932	1.24%	1.40%	to	1.49%	-13.98%	to	-13.91%
2014	115	$10.80	to	$10.87	$1,251	0.88%	1.40%	to	1.49%	-6.36%	to	-6.28%
2013	120	$11.53	to	$11.60	$1,388	0.98%	1.40%	to	1.49%	-3.41%	to	-3.32%
AZL MSCI Emerging Markets Equity Index Class 2
2017	514	$10.58	to	$14.93	$6,021	0.39%	0.00%	to	3.55%	31.87%	to	36.15%
2016	596	$8.00	to	$10.97	$5,243	0.58%	0.00%	to	3.55%	6.06%	to	9.51%
2015	690	$7.53	to	$10.01	$5,662	0.98%	0.00%	to	3.55%	-15.92%	to	-13.19%
2014	758	$8.93	to	$11.89	$7,325	0.57%	0.00%	to	3.55%	-8.52%	to	-5.22%
2013	856	$9.74	to	$11.40	$8,962	0.76%	0.00%	to	3.55%	-5.28%	to	-3.32%
AZL MSCI Global Equity Index Fund
2017	41	$14.95	to	$17.65	$644	2.55%	0.35%	to	2.20%	19.56%	to	21.75%
2016	24	$12.51	to	$14.50	$316	3.24%	0.35%	to	2.20%	-3.06%	to	-1.28%
2015	13	$13.34	to	$14.69	$186	4.11%	0.35%	to	2.20%	-14.03%	to	-12.87%
2014	2	$15.51	to	$15.78	$35	3.72%	0.35%	to	2.20%	-6.70%	to	-6.51%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
AZL MVP Balanced Index Strategy Fund
2017	2,830	$13.14	to	$15.35	$39,794	1.80%	0.00%	to	3.55%	8.55%	to	11.40%
2016	3,343	$11.55	to	$13.78	$42,672	2.19%	0.00%	to	3.55%	2.89%	to	6.61%
2015	2,602	$11.77	to	$12.93	$31,706	0.80%	0.00%	to	3.55%	-5.13%	to	2.13%
2014	1,957	$12.14	to	$12.96	$24,235	1.01%	0.00%	to	2.20%	3.78%	to	4.63%
2013	1,416	$11.69	to	$11.88	$16,772	0.00%	1.15%	to	2.20%	10.11%	to	10.99%

57	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL MVP BlackRock Global Strategy Plus Fund
2017	7,581	$12.36	to	$12.98	$97,713	0.38%	1.15%	to	2.20%	9.03%	to	9.91%
2016	8,061	$11.34	to	$11.81	$94,635	2.67%	1.15%	to	2.20%	1.18%	to	2.00%
2015	8,173	$11.21	to	$11.57	$94,167	1.17%	1.15%	to	2.20%	-3.64%	to	-2.85%
2014	7,099	$11.63	to	$11.91	$84,290	0.05%	1.15%	to	2.20%	-0.21%	to	0.61%
2013	5,154	$11.66	to	$11.84	$60,876	0.00%	1.15%	to	2.20%	11.60%	to	12.49%
AZL MVP DFA Multi-Strategy Fund
2017	449	$10.99	to	$11.23	$5,028	0.45%	1.15%	to	2.20%	10.11%	to	11.00%
2016	337	$10.02	to	$10.12	$3,402	0.00%	1.15%	to	2.20%	6.95%	to	7.55%
2015[5]	70	$9.38	to	$9.41	$658	0.00%	1.15%	to	2.20%	-2.15%	to	-2.10%
AZL MVP Fusion Dynamic Balanced Fund
2017	6,169	$12.71	to	$18.47	$95,628	1.65%	0.35%	to	3.55%	8.60%	to	11.84%
2016	7,006	$11.70	to	$16.52	$98,443	2.32%	0.35%	to	3.55%	2.38%	to	5.55%
2015	7,239	$11.42	to	$15.65	$97,538	1.32%	0.35%	to	3.55%	-5.04%	to	-2.10%
2014	7,360	$12.01	to	$15.98	$102,373	1.39%	0.35%	to	3.55%	1.09%	to	4.22%
2013	6,925	$12.01	to	$14.18	$93,611	1.85%	0.35%	to	3.55%	7.73%	to	10.07%
AZL MVP Fusion Dynamic Conservative Fund
2017	1,685	$13.05	to	$14.59	$24,160	1.81%	0.35%	to	3.55%	6.35%	to	7.80%
2016	1,994	$12.27	to	$13.53	$26,583	2.23%	0.35%	to	3.55%	2.46%	to	3.87%
2015	2,069	$11.76	to	$13.03	$26,556	1.36%	0.35%	to	3.55%	-3.76%	to	-2.15%
2014	1,996	$12.22	to	$13.31	$26,291	1.53%	0.35%	to	3.55%	1.66%	to	3.36%
2013	1,666	$12.17	to	$12.88	$21,283	2.67%	0.35%	to	3.55%	5.03%	to	6.46%
AZL MVP Fusion Dynamic Moderate Fund
2017	15,872	$12.63	to	$16.38	$247,790	1.56%	0.35%	to	3.55%	10.18%	to	12.57%
2016	17,509	$11.45	to	$14.55	$243,560	2.16%	0.35%	to	3.55%	1.22%	to	3.42%
2015	18,322	$11.30	to	$14.07	$246,882	1.28%	0.35%	to	3.55%	-5.39%	to	-3.33%
2014	18,135	$11.94	to	$14.56	$253,164	1.30%	0.35%	to	3.55%	0.75%	to	2.94%
2013	17,041	$11.84	to	$14.14	$231,516	1.57%	0.35%	to	3.55%	11.32%	to	13.74%
AZL MVP Growth Index Strategy Fund
2017	16,840	$14.19	to	$17.54	$268,316	1.15%	0.00%	to	3.55%	11.93%	to	15.96%
2016	16,427	$12.77	to	$15.13	$229,274	2.10%	0.00%	to	3.55%	3.22%	to	6.80%
2015	13,050	$12.37	to	$14.17	$173,827	0.87%	0.00%	to	3.55%	-7.14%	to	3.44%
2014	10,086	$13.37	to	$14.28	$137,534	0.80%	0.00%	to	2.20%	4.16%	to	5.12%
2013	6,637	$12.84	to	$13.05	$86,309	0.00%	1.15%	to	2.20%	18.22%	to	19.17%
AZL MVP Moderate Index Strategy Fund
2017	4,089	$14.82	to	$15.55	$63,013	1.65%	1.15%	to	2.20%	10.76%	to	11.66%
2016	4,350	$13.38	to	$13.93	$60,119	2.22%	1.15%	to	2.20%	3.14%	to	3.98%
2015	4,463	$12.97	to	$13.39	$59,387	0.51%	1.15%	to	2.20%	-5.32%	to	-4.55%
2014	3,416	$13.70	to	$14.03	$47,693	0.40%	1.15%	to	2.20%	6.06%	to	6.92%
2013	1,796	$12.92	to	$13.12	$23,484	0.00%	1.15%	to	2.20%	21.19%	to	22.16%
AZL MVP Pyramis Multi-Strategy Fund
2017	2,610	$11.93	to	$12.49	$32,325	1.33%	1.15%	to	2.20%	8.52%	to	9.40%
2016	2,838	$10.99	to	$11.41	$32,179	4.04%	1.15%	to	2.20%	-1.38%	to	-0.57%
2015	3,057	$11.14	to	$11.48	$34,898	1.48%	1.15%	to	2.20%	-8.25%	to	-7.51%
2014	2,368	$12.14	to	$12.41	$29,272	1.00%	1.15%	to	2.20%	0.11%	to	0.92%
2013	1,093	$12.13	to	$12.30	$13,410	0.00%	1.15%	to	2.20%	15.23%	to	16.15%
AZL MVP T. Rowe Price Capital Appreciation Plus Fund
2017	8,959	$13.04	to	$13.47	$119,973	1.26%	1.15%	to	2.20%	11.73%	to	12.64%
2016	7,805	$11.67	to	$11.96	$92,937	1.61%	1.15%	to	2.20%	5.28%	to	6.13%
2015	6,012	$11.09	to	$11.27	$67,541	0.00%	1.15%	to	2.20%	1.89%	to	2.71%
2014¹	2,471	$10.88	to	$10.97	$27,060	0.28%	1.15%	to	2.20%	10.61%	to	11.44%
AZL Pyramis Multi-Strategy Fund
2017	1,959	$13.08	to	$20.54	$29,386	0.00%	0.35%	to	3.55%	7.41%	to	10.73%
2016	2,214	$12.35	to	$19.08	$30,342	1.47%	0.35%	to	3.55%	2.96%	to	6.15%
2015	3,249	$11.81	to	$17.80	$42,283	3.85%	0.35%	to	3.55%	-8.76%	to	-5.79%
2014	2,941	$12.91	to	$19.48	$41,193	1.52%	0.35%	to	3.55%	-1.42%	to	1.78%
2013	2,907	$13.06	to	$19.73	$40,561	1.68%	0.35%	to	3.55%	14.00%	to	16.48%

58	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Pyramis Total Bond Fund Class 1
2017	210	$10.03	to	$10.04	$2,113	2.45%	1.40%	to	1.49%	3.01%	to	3.10%
2016[6]	229	$9.74	to	$9.74	$2,238	0.00%	1.40%	to	1.49%	-2.61%	to	-2.59%
AZL Pyramis Total Bond Fund Class 2
2017	2,052	$9.36	to	$11.32	$21,226	2.38%	0.00%	to	3.55%	0.65%	to	4.27%
2016	2,241	$9.30	to	$10.85	$22,586	2.50%	0.00%	to	3.55%	-3.09%	to	5.14%
2015	792	$9.34	to	$10.17	$7,751	2.07%	0.35%	to	3.55%	-3.72%	to	-1.24%
2014	641	$9.70	to	$10.29	$6,417	1.93%	0.35%	to	3.55%	2.36%	to	5.01%
2013	220	$9.60	to	$9.67	$2,119	0.60%	0.35%	to	3.55%	-4.04%	to	-3.56%
AZL Russell 1000 Growth Index Fund Class 1
2017	240	$13.04	to	$13.06	$3,145	0.39%	1.40%	to	1.49%	27.29%	to	27.40%
2016[6]	312	$10.25	to	$10.25	$3,208	0.00%	1.40%	to	1.49%	2.47%	to	2.49%
AZL Russell 1000 Growth Index Fund Class 2
2017	1,375	$19.29	to	$28.41	$31,450	0.25%	0.00%	to	3.55%	24.40%	to	28.89%
2016	1,683	$15.51	to	$22.04	$30,471	0.34%	0.00%	to	3.55%	1.99%	to	6.43%
2015	120	$17.57	to	$20.71	$2,202	1.27%	0.00%	to	2.20%	2.60%	to	4.86%
2014	49	$17.13	to	$19.75	$861	1.82%	0.00%	to	2.20%	10.63%	to	12.21%
2013	5	$16.70	to	$17.60	$86	1.52%	0.00%	to	0.35%	32.02%	to	32.48%
AZL Russell 1000 Value Index Fund Class 1
2017	1,140	$11.83	to	$12.03	$13,915	0.88%	1.40%	to	2.75%	10.31%	to	11.80%
2016[6]	1,311	$10.73	to	$10.76	$14,298	0.00%	1.40%	to	2.75%	7.27%	to	7.58%
AZL Russell 1000 Value Index Fund Class 2
2017	1,128	$16.51	to	$24.07	$21,474	0.65%	0.00%	to	3.55%	9.41%	to	13.02%
2016	1,349	$14.89	to	$21.30	$23,121	0.75%	0.00%	to	3.55%	7.03%	to	16.15%
2015	99	$15.25	to	$18.34	$1,578	1.98%	0.00%	to	2.20%	-6.48%	to	-4.42%
2014	32	$16.54	to	$19.18	$546	2.30%	0.00%	to	2.20%	8.00%	to	12.59%
2013	6	$15.85	to	$17.04	$101	2.74%	0.00%	to	0.35%	31.06%	to	31.52%
AZL S&P 500 Index Fund
2017	3,129	$14.76	to	$21.98	$54,041	0.91%	0.35%	to	3.55%	17.14%	to	20.94%
2016	3,810	$12.37	to	$18.17	$55,231	1.57%	0.35%	to	3.55%	4.82%	to	11.06%
2015	2,523	$11.98	to	$16.36	$33,771	2.06%	0.35%	to	3.55%	-2.57%	to	0.60%
2014	2,430	$12.11	to	$16.27	$32,833	1.17%	0.35%	to	3.55%	9.17%	to	12.72%
2013	2,562	$11.21	to	$14.43	$31,124	1.24%	0.35%	to	3.55%	27.06%	to	31.20%
AZL Small Cap Stock Index Fund Class 1
2017	57	$12.43	to	$12.64	$719	0.67%	1.40%	to	2.75%	9.88%	to	11.37%
2016[6]	72	$11.31	to	$11.35	$811	0.00%	1.40%	to	2.75%	13.13%	to	13.46%
AZL Small Cap Stock Index Fund Class 2
2017	1,054	$17.02	to	$23.31	$20,028	0.48%	0.00%	to	3.55%	8.82%	to	12.35%
2016	1,255	$15.60	to	$20.75	$21,650	0.72%	0.00%	to	3.55%	21.32%	to	25.27%
2015	418	$12.82	to	$16.56	$5,876	1.00%	0.00%	to	3.55%	-5.75%	to	-2.84%
2014	499	$13.59	to	$17.05	$7,354	0.56%	0.00%	to	3.55%	1.72%	to	4.87%
2013	614	$13.35	to	$16.26	$8,834	0.97%	0.00%	to	3.55%	35.92%	to	40.12%
AZL T. Rowe Price Capital Appreciation Fund
2017	1,369	$15.52	to	$25.00	$25,709	1.33%	0.35%	to	3.55%	11.04%	to	14.64%
2016	1,466	$13.94	to	$21.81	$24,439	0.73%	0.35%	to	3.55%	4.23%	to	7.46%
2015	1,502	$13.36	to	$20.29	$23,741	0.58%	0.35%	to	3.55%	1.55%	to	4.70%
2014	1,408	$13.14	to	$19.38	$21,559	0.31%	0.35%	to	3.55%	8.04%	to	11.38%
2013	1,521	$12.31	to	$15.60	$21,189	0.84%	0.35%	to	3.55%	25.79%	to	28.33%
BlackRock Equity Dividend V.I. Fund
2017	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2016	—	$0.00	to	$0.00	$—	1.04%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

59	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
BlackRock Global Allocation V.I. Fund
2017	7,536	$11.13	to	$53.88	$98,651	1.22%	0.00%	to	3.55%	9.92%	to	13.31%
2016	8,702	$10.12	to	$47.55	$101,788	1.20%	0.00%	to	3.55%	0.33%	to	3.44%
2015	9,618	$10.08	to	$45.96	$110,116	1.01%	0.00%	to	3.55%	-4.31%	to	-1.00%
2014	10,795	$10.52	to	$46.59	$126,858	2.13%	0.00%	to	3.55%	-1.62%	to	1.93%
2013	11,787	$10.67	to	$45.87	$137,841	1.08%	0.00%	to	3.55%	10.42%	to	14.42%
ClearBridge Variable Aggressive Growth Portfolio
2017	3	$23.35	to	$23.35	$72	0.27%	0.35%	to	0.35%	15.58%	to	15.58%
2016	3	$20.21	to	$20.21	$65	0.40%	0.35%	to	0.35%	0.58%	to	0.58%
2015	3	$20.09	to	$20.09	$70	0.15%	0.35%	to	0.35%	-2.28%	to	-2.28%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Columbia Variable Portfolio – Seligman Global Technology Fund
2017	1	$21.01	to	$21.01	$21	0.00%	1.49%	to	1.49%	33.22%	to	33.22%
2016	1	$15.77	to	$15.77	$16	0.00%	1.49%	to	1.49%	17.62%	to	17.62%
2015	1	$13.41	to	$13.41	$13	0.00%	1.49%	to	1.49%	8.44%	to	8.44%
2014	1	$12.37	to	$12.37	$12	0.00%	1.49%	to	1.49%	23.57%	to	23.57%
2013	1	$10.01	to	$10.01	$10	0.00%	1.49%	to	1.49%	23.97%	to	23.97%
Davis VA Financial Portfolio
2017	86	$16.59	to	$26.54	$1,626	0.70%	1.15%	to	3.55%	17.37%	to	19.73%
2016	101	$14.04	to	$22.17	$1,613	0.95%	1.15%	to	3.55%	10.43%	to	12.66%
2015	119	$12.63	to	$19.68	$1,696	0.83%	1.15%	to	3.55%	-1.40%	to	0.59%
2014	134	$11.79	to	$19.98	$1,923	1.17%	1.15%	to	3.55%	9.07%	to	11.45%
2013	157	$11.37	to	$17.92	$2,062	0.55%	1.15%	to	3.55%	27.06%	to	29.63%
Dreyfus VIF Appreciation Portfolio
2017	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Eaton Vance VT Floating-Rate Income Fund
2017	14	$16.49	to	$16.49	$239	3.26%	0.35%	to	0.35%	3.07%	to	3.07%
2016	14	$16.00	to	$16.00	$232	3.48%	0.35%	to	0.35%	8.58%	to	8.58%
2015	15	$14.74	to	$14.74	$228	3.34%	0.35%	to	0.35%	-1.34%	to	-1.34%
2014	17	$14.94	to	$14.94	$253	3.15%	0.35%	to	0.35%	0.22%	to	0.22%
2013	16	$14.90	to	$14.90	$240	3.37%	0.35%	to	0.35%	3.49%	to	3.49%
Fidelity VIP Emerging Markets Portfolio
2017	2	$12.62	to	$12.62	$29	0.53%	0.35%	to	0.35%	46.54%	to	46.54%
2016	3	$8.61	to	$8.61	$22	0.12%	0.35%	to	0.35%	2.59%	to	2.59%
2015	3	$8.39	to	$8.39	$22	0.36%	0.35%	to	0.35%	-10.62%	to	-10.62%
2014	1	$9.39	to	$9.39	$5	0.21%	0.35%	to	0.35%	0.78%	to	0.78%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Fidelity VIP FundsManager 50% Portfolio
2017	189	$12.56	to	$15.62	$2,863	0.74%	1.15%	to	3.55%	10.60%	to	12.67%
2016	302	$11.36	to	$13.86	$4,085	1.10%	1.15%	to	3.55%	0.75%	to	2.64%
2015	279	$11.27	to	$13.51	$3,665	0.94%	1.15%	to	3.55%	-3.22%	to	-1.40%
2014	283	$11.65	to	$13.70	$3,786	1.00%	1.15%	to	3.55%	1.60%	to	3.50%
2013	258	$11.47	to	$13.24	$3,344	0.84%	1.15%	to	3.55%	10.99%	to	13.07%
Fidelity VIP FundsManager 60% Portfolio
2017	808	$12.32	to	$15.17	$12,009	0.93%	1.15%	to	3.55%	12.87%	to	15.15%
2016	844	$10.91	to	$13.17	$10,941	1.12%	1.15%	to	3.55%	1.15%	to	3.20%
2015	885	$10.79	to	$12.77	$11,144	0.93%	1.15%	to	3.55%	-3.08%	to	-1.12%
2014	909	$11.22	to	$12.91	$11,602	1.21%	1.15%	to	3.55%	1.84%	to	3.81%
2013	800	$11.52	to	$12.44	$9,867	1.06%	1.15%	to	3.55%	15.35%	to	16.75%
Fidelity VIP Mid Cap Portfolio
2017	1	$62.83	to	$62.83	$45	0.52%	0.35%	to	0.35%	20.12%	to	20.12%
2016	1	$52.31	to	$52.31	$51	0.33%	0.35%	to	0.35%	11.53%	to	11.53%
2015	1	$46.90	to	$46.90	$46	0.37%	0.35%	to	0.35%	-1.97%	to	-1.97%
2014	—	$47.84	to	$47.84	$14	0.02%	0.35%	to	0.35%	5.66%	to	5.66%
2013	—	$45.28	to	$45.28	$13	0.29%	0.35%	to	0.35%	35.39%	to	35.39%

60	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Fidelity VIP Strategic Income Portfolio
2017	1	$20.69	to	$20.69	$16	6.57%	0.35%	to	0.35%	7.17%	to	7.17%
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Franklin Founding Funds Allocation VIP Fund
2017	623	$10.42	to	$12.92	$7,103	2.59%	0.35%	to	3.55%	8.08%	to	10.59%
2016	792	$9.61	to	$11.68	$8,207	3.90%	0.35%	to	3.55%	9.23%	to	11.77%
2015	881	$8.78	to	$10.45	$8,283	2.94%	0.35%	to	3.55%	-9.48%	to	-7.38%
2014	1,077	$9.68	to	$11.28	$11,128	2.87%	0.35%	to	3.55%	-0.74%	to	1.57%
2013	1,151	$9.85	to	$11.11	$11,928	11.94%	0.35%	to	3.55%	19.81%	to	22.23%
Franklin Income VIP Fund
2017	2,144	$38.33	to	$75.90	$145,936	4.20%	0.35%	to	3.55%	5.86%	to	8.42%
2016	2,161	$36.21	to	$70.01	$135,953	4.97%	0.35%	to	3.55%	10.05%	to	12.75%
2015	2,166	$32.91	to	$62.10	$120,673	4.65%	0.35%	to	3.55%	-10.30%	to	-8.13%
2014	1,962	$36.68	to	$67.59	$118,903	4.84%	0.35%	to	3.55%	0.97%	to	3.46%
2013	1,626	$36.33	to	$65.36	$94,471	6.32%	0.35%	to	3.55%	9.97%	to	12.59%
Franklin Mutual Shares VIP Fund
2017	676	$22.54	to	$42.74	$20,909	2.26%	0.35%	to	3.55%	4.58%	to	7.97%
2016	820	$21.55	to	$39.59	$23,695	2.01%	0.35%	to	3.55%	12.01%	to	15.65%
2015	1,003	$19.24	to	$34.23	$25,520	3.05%	0.35%	to	3.55%	-8.25%	to	-5.27%
2014	1,117	$20.97	to	$36.13	$30,480	2.05%	0.35%	to	3.55%	3.39%	to	6.75%
2013	1,219	$20.29	to	$29.42	$31,539	2.15%	0.35%	to	3.55%	23.79%	to	26.74%
Franklin Rising Dividends VIP Fund
2017	244	$52.90	to	$104.53	$17,563	1.66%	0.35%	to	2.75%	17.30%	to	20.14%
2016	283	$45.10	to	$87.01	$17,044	1.55%	0.35%	to	2.75%	12.89%	to	15.64%
2015	320	$39.95	to	$75.24	$16,822	1.58%	0.35%	to	2.75%	-6.26%	to	-3.98%
2014	364	$42.62	to	$78.36	$20,066	1.46%	0.35%	to	2.75%	5.77%	to	8.34%
2013	405	$40.29	to	$72.33	$20,811	1.71%	0.35%	to	2.75%	26.17%	to	29.24%
Franklin Strategic Income VIP Fund
2017	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2016	—	$0.00	to	$0.00	$—	4.43%	0.35%	to	0.35%	0.00%	to	0.00%
2015	1	$22.43	to	$22.43	$14	6.44%	0.35%	to	0.35%	-4.20%	to	-4.20%
2014	1	$23.41	to	$23.41	$15	5.94%	0.35%	to	0.35%	1.51%	to	1.51%
2013	1	$23.07	to	$23.07	$15	0.00%	0.35%	to	0.35%	2.95%	to	2.95%
Franklin U.S. Government Securities VIP Fund
2017	1,125	$17.19	to	$39.09	$30,572	2.64%	0.00%	to	3.55%	-1.84%	to	0.99%
2016	1,233	$17.50	to	$38.70	$33,801	2.53%	0.00%	to	3.55%	-2.60%	to	0.31%
2015	1,160	$17.97	to	$38.58	$31,921	2.53%	0.00%	to	3.55%	-2.79%	to	0.12%
2014	1,123	$18.48	to	$38.54	$31,161	2.67%	0.00%	to	3.55%	0.03%	to	3.02%
2013	1,145	$19.18	to	$37.41	$31,341	2.93%	0.00%	to	3.55%	-5.27%	to	-2.58%
Invesco V.I. American Value Fund
2017	1	$38.64	to	$38.64	$24	0.57%	0.35%	to	0.35%	9.30%	to	9.30%
2016	1	$35.35	to	$35.35	$35	0.12%	0.35%	to	0.35%	14.82%	to	14.82%
2015	1	$30.79	to	$30.79	$31	0.01%	0.35%	to	0.35%	-9.68%	to	-9.68%
2014	—	$34.09	to	$34.09	$11	0.65%	0.35%	to	0.35%	9.10%	to	9.10%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Invesco V.I. Balanced-Risk Allocation Fund
2017	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

61	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Ivy VIP Asset Strategy Portfolio
2017	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2016	—	$0.00	to	$0.00	$—	1.37%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$56.63	to	$56.63	$5	0.40%	0.35%	to	0.35%	-8.67%	to	-8.67%
2014	—	$62.00	to	$62.00	$8	0.00%	0.35%	to	0.35%	-5.60%	to	-5.60%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy VIP Energy Portfolio
2017	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2016	—	$0.00	to	$0.00	$—	0.18%	0.35%	to	0.35%	0.00%	to	0.00%
2015	1	$10.39	to	$10.39	$5	0.06%	0.35%	to	0.35%	-22.41%	to	-22.41%
2014	1	$13.40	to	$13.40	$7	0.00%	0.35%	to	0.35%	-10.87%	to	-10.87%
2013	1	$15.03	to	$15.03	$8	0.00%	0.35%	to	0.35%	27.31%	to	27.31%
Ivy VIP Growth Portfolio
2017	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2016	—	$0.00	to	$0.00	$—	0.03%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$161.25	to	$161.25	$14	0.11%	0.35%	to	0.35%	6.79%	to	6.79%
2014	—	$150.99	to	$150.99	$12	0.00%	0.35%	to	0.35%	11.42%	to	11.42%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy VIP Mid Cap Growth Portfolio
2017	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$28.13	to	$28.13	$11	0.00%	0.35%	to	0.35%	7.49%	to	7.49%
2013	1	$26.17	to	$26.17	$25	0.00%	0.35%	to	0.35%	29.48%	to	29.48%
Ivy VIP Natural Resources Portfolio
2017	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy VIP Science and Technology Portfolio
2017	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$112.23	to	$112.23	$8	0.00%	0.35%	to	0.35%	-3.22%	to	-3.22%
2014	—	$115.96	to	$115.96	$8	0.00%	0.35%	to	0.35%	2.55%	to	2.55%
2013	—	$113.07	to	$113.07	$8	0.00%	0.35%	to	0.35%	55.84%	to	55.84%
JPMorgan Insurance Trust Core Bond Portfolio
2017	88	$12.55	to	$13.74	$1,203	2.33%	0.35%	to	2.20%	1.09%	to	1.88%
2016	74	$12.42	to	$13.49	$986	2.53%	0.35%	to	2.20%	-0.36%	to	0.43%
2015	44	$12.46	to	$13.43	$584	2.70%	0.35%	to	2.20%	-1.31%	to	-0.53%
2014	12	$12.95	to	$13.50	$162	0.00%	0.35%	to	2.20%	1.45%	to	1.79%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Lazard Retirement International Equity Portfolio
2017	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$18.16	to	$18.16	$7	4.46%	0.35%	to	0.35%	-4.54%	to	-4.54%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
2017	—	$47.31	to	$47.31	$11	0.36%	0.35%	to	0.35%	13.55%	to	13.55%
2016	—	$41.66	to	$41.66	$9	0.00%	0.35%	to	0.35%	15.38%	to	15.38%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

62	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
MFS VIT II International Value Portfolio
2017	1	$18.63	to	$18.63	$11	1.32%	0.35%	to	0.35%	26.38%	to	26.38%
2016	1	$14.74	to	$14.74	$8	1.15%	0.35%	to	0.35%	3.48%	to	3.48%
2015	1	$14.25	to	$14.25	$8	1.64%	0.35%	to	0.35%	5.95%	to	5.95%
2014	1	$13.45	to	$13.45	$15	0.46%	0.35%	to	0.35%	0.78%	to	0.78%
2013	3	$13.34	to	$13.34	$42	0.00%	0.35%	to	0.35%	27.19%	to	27.19%
MFS VIT Total Return Bond Portfolio
2017	227	$15.93	to	$22.10	$4,115	3.21%	0.35%	to	2.20%	1.95%	to	3.82%
2016	208	$15.63	to	$21.28	$3,643	3.36%	0.35%	to	2.20%	1.77%	to	3.65%
2015	165	$15.36	to	$20.54	$2,819	2.21%	0.35%	to	2.20%	-2.72%	to	-0.93%
2014	323	$15.78	to	$17.75	$5,220	0.70%	0.35%	to	2.20%	1.16%	to	1.72%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
MFS VIT Utilities Portfolio
2017	—	$29.85	to	$29.85	$5	4.17%	0.35%	to	0.35%	14.09%	to	14.09%
2016	—	$26.16	to	$26.16	$4	3.69%	0.35%	to	0.35%	10.85%	to	10.85%
2015	—	$23.60	to	$23.60	$4	4.04%	0.35%	to	0.35%	-15.05%	to	-15.05%
2014	—	$27.78	to	$27.78	$4	2.04%	0.35%	to	0.35%	12.07%	to	12.07%
2013	—	$24.79	to	$24.79	$2	0.00%	0.35%	to	0.35%	19.79%	to	19.79%
Oppenheimer Global Multi-Alternatives Fund/VA
2017	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014²	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Oppenheimer Global Strategic Income Fund/VA
2017	9	$20.71	to	$28.27	$211	2.42%	1.25%	to	2.75%	3.40%	to	4.70%
2016	11	$20.03	to	$27.00	$250	4.86%	1.25%	to	2.75%	3.64%	to	4.96%
2015	13	$19.33	to	$25.73	$273	6.92%	1.25%	to	2.75%	-4.91%	to	-3.71%
2014²	7	$20.33	to	$26.72	$163	4.34%	1.25%	to	2.75%	0.05%	to	1.32%
Oppenheimer International Growth Fund/VA
2017	1	$27.28	to	$27.28	$17	1.15%	0.35%	to	0.35%	26.00%	to	26.00%
2016	1	$21.65	to	$21.65	$13	0.82%	0.35%	to	0.35%	-3.06%	to	-3.06%
2015	1	$22.33	to	$22.33	$14	0.87%	0.35%	to	0.35%	2.75%	to	2.75%
2014	1	$21.74	to	$21.74	$20	1.11%	0.35%	to	0.35%	-7.48%	to	-7.48%
2013	—	$23.49	to	$23.49	$2	0.00%	0.35%	to	0.35%	25.27%	to	25.27%
PIMCO VIT All Asset Portfolio
2017	1,937	$13.84	to	$22.55	$33,997	4.58%	0.35%	to	3.55%	9.87%	to	13.15%
2016	2,152	$12.60	to	$19.93	$33,761	2.63%	0.35%	to	3.55%	9.26%	to	12.53%
2015	2,266	$11.53	to	$17.71	$31,975	3.33%	0.35%	to	3.55%	-11.94%	to	-9.30%
2014	2,389	$13.10	to	$19.53	$37,582	5.33%	0.35%	to	3.55%	-3.03%	to	0.12%
2013	2,323	$13.47	to	$19.50	$36,895	4.75%	0.35%	to	3.55%	-3.22%	to	-0.08%
PIMCO VIT Balanced Allocation Portfolio
2017	1,244	$10.47	to	$10.96	$13,524	0.72%	1.15%	to	2.20%	11.99%	to	12.90%
2016	1,367	$9.35	to	$9.71	$13,182	0.76%	1.15%	to	2.20%	0.70%	to	1.52%
2015	1,350	$9.29	to	$9.57	$12,840	1.46%	1.15%	to	2.20%	-3.21%	to	-2.43%
2014	1,117	$9.59	to	$9.87	$10,891	3.82%	1.15%	to	2.20%	2.60%	to	3.43%
2013	754	$9.35	to	$9.48	$7,131	1.95%	1.15%	to	2.20%	-8.16%	to	-7.42%
PIMCO VIT CommodityRealReturn Strategy Portfolio
2017	440	$5.14	to	$8.48	$2,579	11.23%	0.00%	to	3.55%	-1.15%	to	1.80%
2016	474	$5.20	to	$8.33	$2,793	1.10%	0.00%	to	3.55%	11.42%	to	14.75%
2015	539	$4.67	to	$7.26	$2,816	4.58%	0.00%	to	3.55%	-28.12%	to	-25.96%
2014	528	$6.49	to	$9.81	$3,804	0.36%	0.00%	to	3.55%	-21.15%	to	-18.71%
2013	587	$8.37	to	$12.06	$5,329	1.75%	0.00%	to	3.55%	-17.43%	to	-15.00%

63	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Emerging Markets Bond Portfolio
2017	568	$15.14	to	$23.86	$10,486	5.09%	0.00%	to	3.55%	6.07%	to	8.53%
2016	691	$14.24	to	$22.43	$11,833	5.27%	0.00%	to	3.55%	9.39%	to	11.94%
2015	791	$12.98	to	$20.44	$12,126	5.30%	0.00%	to	3.55%	-5.66%	to	-3.46%
2014	812	$13.73	to	$21.60	$12,974	5.25%	0.00%	to	3.55%	-2.02%	to	0.26%
2013	916	$14.22	to	$30.96	$14,639	5.00%	0.00%	to	3.55%	-10.08%	to	-7.29%
PIMCO VIT Global Bond Portfolio
2017	353	$10.99	to	$16.38	$4,528	1.96%	0.00%	to	3.55%	4.85%	to	8.63%
2016	377	$10.44	to	$15.08	$4,534	1.51%	0.00%	to	3.55%	0.41%	to	4.04%
2015	414	$10.35	to	$14.49	$4,886	1.84%	0.00%	to	3.55%	-7.38%	to	-4.03%
2014	439	$11.13	to	$15.10	$5,514	2.46%	0.00%	to	3.55%	-1.30%	to	2.26%
2013	511	$11.28	to	$14.83	$6,407	1.06%	0.00%	to	3.55%	-11.54%	to	-8.48%
PIMCO VIT Global Core Bond(Hedged) Portfolio
2017	929	$8.86	to	$9.67	$8,891	1.42%	1.15%	to	3.55%	1.52%	to	2.85%
2016	951	$8.73	to	$9.40	$8,857	1.69%	1.15%	to	3.55%	3.94%	to	5.31%
2015	960	$8.40	to	$8.93	$8,499	2.00%	1.15%	to	3.55%	-7.56%	to	-6.34%
2014	766	$9.09	to	$9.54	$7,251	1.94%	1.15%	to	3.55%	-4.12%	to	-2.85%
2013	573	$9.48	to	$9.82	$5,591	1.51%	1.15%	to	3.55%	-5.73%	to	-4.49%
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
2017	1,532	$10.60	to	$12.20	$18,336	2.22%	0.00%	to	3.55%	10.61%	to	12.51%
2016	1,740	$9.59	to	$10.84	$18,539	2.44%	0.00%	to	3.55%	0.86%	to	2.60%
2015	1,902	$9.51	to	$11.52	$19,802	1.66%	0.00%	to	3.55%	-3.19%	to	-0.14%
2014	2,205	$9.79	to	$11.53	$23,317	2.41%	0.00%	to	3.55%	1.05%	to	4.70%
2013	2,951	$9.65	to	$12.87	$30,254	3.28%	0.00%	to	3.55%	-11.08%	to	-7.87%
PIMCO VIT High Yield Portfolio
2017	3,939	$15.96	to	$29.10	$88,177	4.88%	0.00%	to	3.55%	3.07%	to	6.26%
2016	4,028	$15.49	to	$27.39	$85,850	5.22%	0.00%	to	3.55%	8.72%	to	12.09%
2015	3,823	$14.24	to	$24.43	$73,569	5.27%	0.00%	to	3.55%	-4.93%	to	-1.99%
2014	3,614	$14.98	to	$24.93	$71,674	5.29%	0.00%	to	3.55%	-0.10%	to	2.99%
2013	3,135	$15.00	to	$24.21	$60,858	5.44%	0.00%	to	3.55%	2.21%	to	5.37%
PIMCO VIT Long-Term U.S. Government Portfolio
2017[7]	1	$24.36	to	$25.77	$33	1.58%	0.00%	to	2.75%	4.51%	to	4.73%
PIMCO VIT Low Duration Portfolio
2017	3	$18.43	to	$18.43	$60	1.34%	0.35%	to	0.35%	0.99%	to	0.99%
2016	3	$18.25	to	$18.25	$63	1.49%	0.35%	to	0.35%	1.05%	to	1.05%
2015	4	$18.06	to	$18.06	$66	3.69%	0.35%	to	0.35%	-0.04%	to	-0.04%
2014	3	$18.07	to	$18.07	$59	1.21%	0.35%	to	0.35%	0.50%	to	0.50%
2013	1	$17.98	to	$17.98	$9	0.95%	0.35%	to	0.35%	-0.48%	to	-0.48%
PIMCO VIT Real Return Portfolio
2017	2,557	$11.63	to	$26.77	$37,752	2.38%	0.00%	to	3.55%	0.30%	to	3.30%
2016	2,652	$11.60	to	$25.92	$38,377	2.29%	0.00%	to	3.55%	1.78%	to	4.83%
2015	2,613	$11.39	to	$24.72	$36,491	4.14%	0.00%	to	3.55%	-5.96%	to	-3.05%
2014	2,571	$12.32	to	$25.50	$37,397	1.40%	0.00%	to	3.55%	-0.35%	to	2.74%
2013	2,588	$12.33	to	$24.82	$37,003	1.74%	0.00%	to	3.55%	-12.38%	to	-9.54%
PIMCO VIT StocksPLUS Global Portfolio
2017	888	$12.12	to	$14.41	$12,110	3.37%	0.35%	to	3.55%	19.01%	to	21.76%
2016	1,064	$10.18	to	$11.83	$11,996	5.13%	0.35%	to	3.55%	4.25%	to	6.58%
2015	1,238	$9.77	to	$11.10	$13,186	5.01%	0.35%	to	3.55%	-11.97%	to	-10.06%
2014	1,465	$11.04	to	$12.34	$17,486	0.00%	0.35%	to	3.55%	-2.47%	to	-0.35%
2013	1,612	$11.36	to	$12.39	$19,468	2.14%	0.35%	to	3.55%	15.33%	to	17.93%

64	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Total Return Portfolio
2017	4,641	$13.97	to	$27.16	$91,908	2.02%	0.00%	to	3.55%	1.42%	to	4.92%
2016	4,921	$13.77	to	$25.98	$94,253	2.08%	0.00%	to	3.55%	-0.90%	to	2.68%
2015	4,949	$13.86	to	$25.39	$93,671	4.97%	0.00%	to	3.55%	-2.91%	to	0.45%
2014	4,956	$14.26	to	$25.36	$95,006	2.20%	0.00%	to	3.55%	0.80%	to	4.28%
2013	5,089	$14.13	to	$24.40	$94,691	2.20%	0.00%	to	3.55%	-5.38%	to	-1.96%
PIMCO VIT Unconstrained Bond Portfolio
2017	1,945	$9.58	to	$11.75	$20,609	1.71%	0.00%	to	3.55%	1.86%	to	5.01%
2016	2,075	$9.41	to	$11.19	$21,240	1.75%	0.00%	to	3.55%	1.59%	to	4.74%
2015	2,055	$9.26	to	$10.68	$20,400	3.42%	0.00%	to	3.55%	-4.64%	to	-1.69%
2014	2,043	$9.71	to	$10.86	$20,912	1.09%	0.00%	to	3.55%	-0.05%	to	3.05%
2013	1,641	$9.81	to	$10.54	$16,556	0.55%	0.00%	to	3.55%	-3.75%	to	-1.12%
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
2017	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2016	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
RCM Dynamic Multi-Asset Plus VIT Portfolio
2017	162	$10.39	to	$10.62	$1,711	1.61%	1.15%	to	2.20%	12.41%	to	13.32%
2016	116	$9.24	to	$9.37	$1,082	0.70%	1.15%	to	2.20%	1.01%	to	1.84%
2015[5]	69	$9.18	to	$9.20	$638	0.00%	1.15%	to	2.20%	-1.97%	to	-1.94%
T. Rowe Price Blue Chip Growth Portfolio
2017	1	$37.92	to	$37.92	$53	0.00%	0.35%	to	0.35%	35.35%	to	35.35%
2016	1	$28.02	to	$28.02	$39	0.00%	0.35%	to	0.35%	0.19%	to	0.19%
2015	1	$27.97	to	$27.97	$30	0.00%	0.35%	to	0.35%	10.41%	to	10.41%
2014	2	$25.33	to	$25.33	$38	0.00%	0.35%	to	0.35%	8.46%	to	8.46%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
T. Rowe Price Equity Income Portfolio
2017	2	$28.23	to	$28.23	$46	1.54%	0.35%	to	0.35%	15.33%	to	15.33%
2016	2	$24.47	to	$24.47	$40	2.09%	0.35%	to	0.35%	18.44%	to	18.44%
2015	2	$20.66	to	$20.66	$34	1.59%	0.35%	to	0.35%	-7.43%	to	-7.43%
2014	2	$22.32	to	$22.32	$36	1.55%	0.35%	to	0.35%	6.73%	to	6.73%
2013	—	$20.92	to	$20.92	$8	2.28%	0.35%	to	0.35%	28.95%	to	28.95%
T. Rowe Price Health Sciences Portfolio
2017	—	$70.42	to	$70.42	$9	0.00%	0.35%	to	0.35%	26.86%	to	26.86%
2016	—	$55.51	to	$55.51	$7	0.00%	0.35%	to	0.35%	-11.03%	to	-11.03%
2015	—	$62.39	to	$62.39	$8	0.00%	0.35%	to	0.35%	12.08%	to	12.08%
2014	—	$55.67	to	$55.67	$7	0.00%	0.35%	to	0.35%	30.76%	to	30.76%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Templeton Global Bond VIP Fund
2017	1,749	$26.40	to	$63.98	$79,365	0.00%	0.00%	to	3.55%	-1.47%	to	1.57%
2016	1,861	$26.79	to	$62.99	$84,067	0.00%	0.00%	to	3.55%	-0.50%	to	2.58%
2015	1,822	$26.93	to	$61.41	$80,718	7.88%	0.00%	to	3.55%	-7.50%	to	-4.64%
2014	1,676	$28.00	to	$70.51	$78,784	5.06%	0.00%	to	3.55%	-1.72%	to	1.83%
2013	1,524	$28.49	to	$63.46	$71,269	4.80%	0.00%	to	3.55%	-1.92%	to	1.27%
Templeton Growth VIP Fund
2017	410	$22.77	to	$45.96	$13,354	1.68%	0.35%	to	3.55%	14.38%	to	18.09%
2016	493	$19.91	to	$38.92	$13,794	2.11%	0.35%	to	3.55%	5.80%	to	9.24%
2015	622	$18.82	to	$35.63	$16,196	2.65%	0.35%	to	3.55%	-9.75%	to	-6.81%
2014	704	$20.85	to	$38.24	$19,967	1.43%	0.35%	to	3.55%	-6.20%	to	-3.15%
2013	746	$22.23	to	$33.67	$22,046	2.73%	0.35%	to	3.55%	26.26%	to	29.22%

65	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2017

*	These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as M&E and administrative charges that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest. Net investment income ratios may be calculated by applying applicable expense ratios.

**	These ratios represent the annualized contract expenses of the Variable Account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated, based on the products available to the contractholders. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units such as the contract maintenance charges and rider charges for the optional benefits Investment Protector and Income Protector, and expenses of the underlying funds are excluded. Mortality and expense risk and administrative charges for all funds in annuitized contracts are excluded from the expense ratio.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the variable account for products held at the time by contractholders. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Funds with a date notation, as shown below, indicate the effective date of that fund in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values. Based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract returns are not within the ranges presented and are not annualized.

****	Units Outstanding excludes units for annuitized contracts. Total Net Assets includes the net assets of the annuitized contracts. Total net assets of annuitized contracts at December 31, 2017, 2016, 2015, 2014, and 2013, are $756, $764, $732, $831, and $888, respectively.

1	Period from January 27, 2014 (fund commencement) to December 31, 2014
2	Period from April 28, 2014 (fund commencement) to December 31, 2014
3	Period from July 7, 2014 (fund commencement) to December 31, 2014
4	Period from April 27, 2015 (fund commencement) to December 31, 2015
5	Period from November 23, 2015 (fund commencement) to December 31, 2015
6	Period from October 14, 2016 (fund commencement) to December 31, 2016
7	Period from May 1, 2017 (fund commencement) to December 31, 2017
8	Period from October 16, 2017 (fund commencement) to December 31, 2017

8.	SUBSEQUENT EVENTS

Allianz Life of New York has evaluated subsequent events through March 26, 2018, which is the date the financial statements were issued. No material subsequent events have occurred since December 31, 2017, that require adjustment to the financial statements.

66	(Continued)